                                             Nations Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations Government
                                             Securities Fund

                                             Nations Intermediate
                                             Bond Fund

         GOVERNMENT & CORPORATE              Nations Bond Fund
         --------------------------------
         Annual report for the year          Nations Strategic
         ended March 31, 2003                Income Fund

                                             Nations High Yield
                                             Bond Fund


                                             [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S MESSAGE
                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

---------------
                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

                           March 31, 2003

---------------
                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations Short-Term Income Fund                                  5
                                     Nations Short-Intermediate Government Fund                     10
                                     Nations Government Securities Fund                             15
                                     Nations Intermediate Bond Fund                                 20
                                     Nations Bond Fund                                              25
                                     Nations Strategic Income Fund                                  30
                                     Nations High Yield Bond Fund                                   35
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       41
                                     Statements of operations                                       74
                                     Statements of changes in net assets                            76
                                     Schedules of capital stock activity                            80
                                     Financial highlights                                           88
                                     Notes to financial statements                                 102
                                     Statement of net assets -- Nations Master Investment Trust
                                       Nations Intermediate Bond Master Portfolio                  125
                                       Nations High Yield Bond Master Portfolio                    132
                                     Statement of operations                                       142
                                     Statement of changes in net assets                            143
                                     Financial highlights                                          143
                                     Notes to financial statements                                 144
                                     Fund governance                                               154

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.


                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium-and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index(+) for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index(++) registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

---------------
                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (+)The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (++)The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with minimal fluctuations
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Short-Term Income
Fund Investor A Shares
provided shareholders with
a total return of 6.01%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

                           The investment strategy of Nations Short-Term Income Fund is to seek to outperform the Merrill Lynch 1-3 Year Treasury Index*** (Index). The Index is comprised of U.S. Treasury securities that have remaining maturities between one and three years, and it has an average duration of 1.7 years. This Index is well matched to the Lipper Short Investment Grade Debt Funds Average+ .

                           Our strategy is focused on adding yield to the portfolio by overweighting shorter duration corporate securities and underweighting U.S. Treasury and agency securities. The security selection process is based on seeking relative value and uses both quantitative and fundamental credit analyses.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Short-Term Income Fund (Investor A Shares) returned 6.01% compared to 5.38% for the Fund's benchmark Index.

                           ---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Short Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                           The U.S. economy slowed dramatically from the torrid GDP (gross domestic product) growth of the first calendar quarter of 2002 and remained lackluster for the balance of the 12 months ended March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage rates and interest rates in general declined. This, in turn, put large amounts of disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appeared to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with the increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid-October both the stock market and the bond markets started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile, spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on government securities, "AAA" rated asset-backed securities and corporate notes. We have managed the Fund's allocation in "AAA" rated asset-backed securities at about 15% to take advantage of their perceived attractiveness versus other "AAA" rated securities. We reduced our exposure to corporate bonds to 31% because of weakness in the corporate sector and the general credit deterioration in the market. We felt it was not prudent to reduce our exposure beyond this because short-term corporate bonds have historically provided very high risk-adjusted returns.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight to the high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated asset-backed securities and agency debentures in lieu of U.S. Treasury notes. Typically, high quality spread sectors outperform U.S. Treasuries over even moderately long holding periods.

---------------
                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 6

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our relative underweight to corporate securities, especially lower quality "BBB" securities, during the second half of the fiscal year reduced the overall performance of the portfolio.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook will be influenced by events in the Middle East. Although we believe that the worst is behind us, we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003. Based on this outlook, we intend to increase the Fund's exposure to corporate securities during the first quarter of the fiscal year.

NATIONS SHORT-TERM

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

35.8%  U.S. Treasury obligations
28.6%  Corporate bonds and notes
14.6%  Asset-backed securities
12.7%  U.S. government and agency obligations
 1.4%  Foreign bonds and notes
 1.2%  Sovereign government bonds and notes
 1.1%  Mortgage-backed securities
 4.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Bank (FHLB), 3.375%
                                                                                 06/15/04                                7.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Note, 3.375% 04/30/04     7.3%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 1.625% 01/31/05     7.0%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Note, 1.500% 02/28/05     5.1%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Principal only,
                                                                                 1.280% 08/15/04                         4.0%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.000% 02/29/04     3.6%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 3.625% 03/31/04     2.9%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Strip, Principal only,
                                                                                 1.410% 11/15/04                         2.4%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 3.000% 01/31/04     2.4%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 7.000% 07/15/05    1.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1993                                                                9900                              10000
3/94                                                                       10199                              10262
3/95                                                                       10576                              10721
3/96                                                                       11414                              11552
3/97                                                                       11989                              12166
3/98                                                                       12789                              13080
3/99                                                                       13537                              13875
3/00                                                                       13911                              14393
3/01                                                                       15202                              15774
3/02                                                                       15948                              16626
Mar. 31 2003                                                               16907                              17685

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1993                                                               10000                              10000
3/94                                                                       10302                              10262
3/95                                                                       10683                              10721
3/96                                                                       11529                              11552
3/97                                                                       12110                              12166
3/98                                                                       12918                              13080
3/99                                                                       13674                              13875
3/00                                                                       14051                              14393
3/01                                                                       15355                              15774
3/02                                                                       16109                              16626
Mar. 31 2003                                                               17077                              17685


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares


10-YEAR      NAV**     MOP*
(3/31/93
 through
 3/31/03)    5.50%     5.39%


The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund over the last 10 years. Figures for the Merrill Lynch 1-3 Year Treasury Index, an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                PRIMARY A         INVESTOR A             INVESTOR B              INVESTOR C
                                                               NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                  9/30/92            10/2/92                 6/7/93                 10/2/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                6.18%        6.01%      4.94%      5.12%       0.12%       5.12%       4.12%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           6.92%        6.72%      6.35%      5.90%       5.00%       5.89%       5.89%
5 YEARS                                           5.95%        5.74%      5.53%      5.15%       4.82%       5.04%       5.04%
10 YEARS                                          5.70%        5.50%      5.39%         --          --       5.04%       5.04%
SINCE INCEPTION                                   5.69%        5.46%      5.36%      5.15%       5.15%       5.03%       5.03%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with modest fluctuation of
principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Short-Intermediate
Government Income Fund
Investor A Shares provided
shareholders with a total
return of 10.46%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to control interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

                           Nations Short-Intermediate Government Fund seeks to outperform the Lehman Intermediate Government Bond Index*** (Index). The Index is comprised of all U.S. Treasury and agency issues with maturities from one to ten years. It has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Short-Intermediate Government Fund (Investor A Shares) returned 10.46% compared to 10.95% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically from the torrid GDP (growth domestic product) growth of the first calendar quarter of 2002 and remained lackluster for the balance of the 12 months ending March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board (the Fed) to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government Bond Index is an unmanaged index comprised of U.S. government agency and U.S. Treasury securities and includes reinvestment of all dividends. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 10

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           rates and interest rates in general declined. This, in turn, put large amounts of disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appear to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid October both the stock market and the bond market started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile, spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?&

                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our careful control of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in U.S. agency mortgage-backed securities and our sector rotation approach enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           At the beginning of 2003, we believed that interest rate volatility was probably going to decline and we structured the portfolio accordingly. That decision had a negative affect on the Fund's performance. The precipitous rally in interest rates, which was triggered by the geopolitical events in Iraq, resulted in an increase in interest rate volatility. This rise in rates, which occurred in late February, hindered the strategy.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook

---------------
                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                           will be influenced by events in the Middle East. Although we believe that the worst is behind us, we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003.

                           Based upon our outlook and the recent performance of U.S. agency debt and U.S. agency mortgage-backed securities, we are most heavily weighted to agency debentures and U.S. Treasury securities. While interest rates may have seen their low for this cycle, we believe they could move lower which may create relative value buying opportunities in the mortgage-backed securities market. In addition, we will probably position the Fund for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. Treasury rates sometime in the next six to nine months.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)

[PIE CHART]

40.5%  Mortgage-backed securities
34.4%  U.S. Treasury obligations
14.7%  U.S. government and agency obligations
 3.2%  Asset-backed securities
 7.2%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 3.000% 01/31/04    17.7%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 1.730% 08/15/05                         8.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 04/01/31    6.7%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 01/15/07    6.4%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 04/01/16    5.8%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 4.6%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.625% 09/15/09                         4.4%
                                                                            -------------------------------------------------
                                                                              8  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 3.750% 04/15/04                         4.3%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.875% 01/15/05                         2.9%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 11/01/32    2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                      GOVERNMENT FUND                       BOND INDEX
                                                                 --------------------------       ------------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9874                              10234
1995                                                                       10162                              10671
1996                                                                       10888                              11642
1997                                                                       11299                              12195
1998                                                                       12273                              13339
1999                                                                       12857                              14217
2000                                                                       13041                              14559
2001                                                                       14516                              16301
2002                                                                       15157                              17112
Mar. 31 2003                                                               16743                              18986

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                      GOVERNMENT FUND                       BOND INDEX
                                                                 --------------------------       ------------------------------
Mar. 31, 1993                                                              10000                              10000
1994                                                                       10206                              10234
1995                                                                       10503                              10671
1996                                                                       11254                              11642
1997                                                                       11678                              12195
1998                                                                       12685                              13339
1999                                                                       13289                              14217
2000                                                                       13479                              14559
2001                                                                       15003                              16301
2002                                                                       15666                              17112
Mar. 31, 2003                                                              17305                              18986


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              5.64%      5.30%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. Figures for the Lehman Intermediate Government Bond Index, an unmanaged index of U.S. government agency and U.S. Treasury securities, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                              PRIMARY A      PRIMARY B          INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                8/1/91         6/28/96              8/5/91                   6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE             10.74%         10.19%        10.46%        6.87%       9.64%        6.64%       9.91%       8.91%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                         8.95%          8.41%         8.69%        7.52%       7.87%        7.58%       7.96%       7.96%
5 YEARS                         6.65%          6.17%         6.41%        5.70%       5.65%        5.65%       5.70%       5.70%
10 YEARS                        5.86%             --         5.64%        5.30%          --           --       5.08%       5.08%
SINCE INCEPTION                 6.65%          6.35%         6.46%        6.17%       5.08%        5.08%       5.34%       5.34%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with modest fluctuation of
principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Government
Securities Fund Investor A
Shares provided
shareholders with a total
return of 12.65%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns may be achieved through a disciplined risk management process. We focus on seeking to control interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The goal of Nations Government Securities Fund is to outperform the Lehman Government Bond Index*** (Index). The Index is comprised of all U.S. Treasury and agency issues with maturities longer than 1 year and it has an average duration of 5.5 years. This Index is well matched to the Lipper General U.S. Government Funds Average.&

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Government Securities Fund (Investor A Shares) returned 12.65% compared to 13.40% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically from the torrid GDP (gross domestic product) growth of the first calendar quarter of 2002 and remained lackluster for the balance of the 12 months ending March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board (the Fed) to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage rates and interest rates in general declined. This, in turn, put large amounts of

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Government Bond Index is an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appear to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid October both the stock market and the bond markets started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile, spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?&&

                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our careful control of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in agency mortgage-backed securities and sector rotation approach enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           At the beginning of 2003, we believed that interest rate volatility was probably going to decline and we structured the Fund accordingly. The precipitous rally in interest rates, which was triggered by the geopolitical events in Iraq, resulted in an increase in interest rate volatility. This rise, which occurred in late February, hindered the strategy and negatively impacted Fund performance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook will be influenced by events in the Middle East. Although we believe that the worst

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 16

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           is behind us, we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003.

                           Based upon our outlook and the recent performance of U.S. agency debt and agency mortgage-backed securities, we are most heavily weighted to agency debentures and U.S. Treasury securities. While interest rates may have seen their low for this cycle, we believe they could move lower which could create relative value buying opportunities in the mortgage-backed securities market. In addition, we will probably position the Fund for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. Treasury rates sometime in the next six to nine months.

NATIONS GOVERNMENT

SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

36.7%  Mortgage-backed securities
35.2%  U.S. Treasury obligations
17.1%  U.S. government and agency obligations
 3.9%  Asset-backed securities
 3.1%  Short-term investments
 4.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 3.000% 01/31/04    13.2%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 1.730% 08/15/05                         9.1%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 04/01/31    6.7%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 04/01/16    5.8%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 3.750% 04/15/04                         5.5%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 5.750% 08/15/03     4.6%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 3.7%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA), 6.625% 11/15/30                 3.4%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 5.750% 01/15/12    3.2%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.625% 09/15/09                         3.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT

SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES
                                                                            FUND                   LEHMAN GOVERNMENT BOND INDEX
                                                               -----------------------------       ----------------------------
Mar. 31 1993                                                                9525                              10000
1994                                                                        9652                              10269
1995                                                                        9887                              10712
1996                                                                       10615                              11833
1997                                                                       10913                              12341
1998                                                                       12154                              13840
1999                                                                       12781                              14765
2000                                                                       12883                              15134
2001                                                                       14391                              17000
2002                                                                       14887                              17670
Mar. 31 2003                                                               16770                              20037

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES
                                                                            FUND                   LEHMAN GOVERNMENT BOND INDEX
                                                               -----------------------------       ----------------------------
Mar. 31 1993                                                               10000                              10000
1994                                                                       10133                              10269
1995                                                                       10380                              10712
1996                                                                       11144                              11833
1997                                                                       11457                              12341
1998                                                                       12760                              13840
1999                                                                       13419                              14765
2000                                                                       13526                              15134
2001                                                                       15108                              17000
2002                                                                       15630                              17670
Mar. 31 2003                                                               17607                              20037


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              5.82%      5.31%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. Figures for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                           PRIMARY A          INVESTOR A               INVESTOR B               INVESTOR C
                                                          NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                             4/11/91              4/17/91                  6/7/93                   7/6/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          13.02%        12.65%       7.28%       11.91%       6.91%       11.95%      10.95%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      9.48%         9.19%       7.42%        8.40%       7.54%        8.47%       8.47%
5 YEARS                                      6.94%         6.65%       5.63%        5.94%       5.62%        5.88%       5.88%
10 YEARS                                     6.08%         5.82%       5.31%           --          --        5.19%       5.19%
SINCE INCEPTION                              6.76%         6.50%       6.07%        5.21%       5.21%        5.28%       5.28%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain
interest income and
capital appreciation.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Intermediate Bond
Fund Investor A Shares
provided shareholders with
a total return of
10.43%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The investment strategy of Nations Intermediate Bond Fund is designed to outperform the Lehman Intermediate Government Credit Index (Index).*** This Index is comprised of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years and it has an average duration of 3.5 years. This Index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average& , the Fund's peer group.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Intermediate Bond Fund (Investor A Shares) returned 10.43%, compared to 11.74% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically from the torrid GDP (gross domestic product) growth of the first calendar quarter of 2002 and remained lackluster for

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index) is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. Government and agency securities with maturities between 1 to 10 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS
                           OF PRINCIPAL AND INCOME THAN INVESTING IN
                           HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 20

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           the balance of the 12 months ending March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board (the Fed) to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage rates and interest rates in general declined. This, in turn, put large amounts of disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appear to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid October both the stock market and the bond market started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?&&

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focus on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight to what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated commercial and U.S. agency residential mortgage-backed securities in lieu of U.S. Treasury notes.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our decision to maintain a sizeable investment in "BBB" rated corporate debt in the first and second quarters of calendar year 2002 hindered the overall Fund

---------------
                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           performance. The Fund owned several of the securities that underwent extreme volatility and were subsequently downgraded or went into bankruptcy.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook will be influenced by events in the Middle East. Although we believe that the worst is behind us we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003.

                           Based upon our outlook, we plan to maintain an overweighting to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will probably position the portfolio for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. Treasury rates sometime in the next six to nine months.

NATIONS INTERMEDIATE

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

35.1%  Corporate bonds and notes
23.5%  U.S. Treasury obligations
20.5%  U.S. government and agency obligations
 6.1%  Mortgage-backed securities
 2.1%  Sovereign government bonds and notes
 1.9%  Asset-backed securities
 1.4%  Foreign bonds and notes
 9.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 3.000% 01/31/04     8.3%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 7.000% 07/15/05    7.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA), 5.250% 04/15/07                 4.8%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 3.750% 04/15/04                         3.3%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 5.875% 02/15/04     3.2%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 2.9%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 3.875% 07/31/03     2.7%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 4.625% 05/15/06     2.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 3.000% 02/29/04     2.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA), 5.625% 05/14/04                 2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                                9525                              10000
12/94                                                                       9333                               9699
12/95                                                                      10689                              11186
12/96                                                                      11024                              11639
12/97                                                                      11746                              12555
12/98                                                                      12606                              13614
12/99                                                                      12654                              13668
12/00                                                                      13662                              15051
12/01                                                                      14786                              16399
12/02                                                                      16021                              18013
Mar. 31 2003                                                               16199                              18285

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                               10000                              10000
12/94                                                                       9798                               9699
12/95                                                                      11222                              11186
12/96                                                                      11574                              11639
12/97                                                                      12332                              12555
12/98                                                                      13235                              13614
12/99                                                                      13285                              13668
12/00                                                                      14343                              15051
12/01                                                                      15523                              16399
12/02                                                                      16820                              18013
Mar. 31 2003                                                               17007                              18285


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (1/24/94 through
      3/31/03)              5.95%     5.57%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund from the inception of the share class. Figures for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. government and agency securities with maturities of 1 to 10 years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                   PRIMARY A&           INVESTOR A          INVESTOR B&&          INVESTOR C
                                                                     NAV**       MOP*    NAV**      CDSC***   NAV**      CDSC***
Inception date                                   5/21/99                  1/24/94             10/20/99             11/20/96
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                   10.62%          10.43%      6.81%   9.59%       6.59%    9.59%       8.59%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               8.52%           8.27%      7.08%   7.46%       6.88%    9.71%       9.71%
5 YEARS                                               6.41%           6.33%      5.64%   5.79%       5.79%    7.06%       7.06%
SINCE INCEPTION                                       6.00%           5.95%      5.57%   5.66%       5.66%    6.71%       6.71%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

&Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

&&Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks total
return by investing in
investment grade fixed
income securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Bond Fund Investor
A Shares provided
shareholders with a total
return of 9.05%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on controlling interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           Nations Bond Fund seeks to outperform the Lehman Aggregate Bond Index*** (Index), a broad-based measure of the bond market as a whole. The Index has an average duration of between 4 and 5 years and is comprised of all publicly issued investment grade corporate, "AAA" rated asset-backed, agency mortgage-backed securities, U.S. Treasury, U.S. agency, and investment grade commercial mortgage-backed securities with maturities longer than one year. This Index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average.&

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Bond Fund (Investor A Shares) returned 9.05% compared to 11.69% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically from the torrid GDP (gross domestic product) growth of the first calendar quarter of 2002 and remained lackluster for the balance of the year ending March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL
                           AND INCOME THAN INVESTING IN HIGHER-RATED BONDS
                           OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage rates and interest rates in general declined. This, in turn, put large amounts of disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appear to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid October both the stock market and the bond markets started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?&&

                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight to what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated commercial and agency residential mortgage-backed securities in lieu of U.S. Treasury notes.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Despite the fact that our high yield bonds significantly outperformed the high yield benchmark, they had a drag effect on overall performance. Our decision late in the year to increase credit quality lowered volatility but also kept us from fully participating in the spread rally in October and November.

---------------
                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 26

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook will be influenced by events in the Middle East. Although we believe the worst is behind us we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003.

                           Based on our outlook we intend to maintain a modest overweight to corporate securities, both investment grade and below investment grade. We intend to opportunistically overweight and underweight the mortgage-backed securities sector as market conditions warrant.

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

33.9%  Mortgage-backed securities
23.1%  Corporate bonds and notes
14.1%  U.S. Treasury obligations
  9.1  Asset-backed securities
 4.4%  U.S. government and agency obligations
 2.1%  Municipal bonds and notes
 2.0%  Sovereign government bonds and notes
11.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 03/01/17    8.6%
                                                                            -------------------------------------------------
                                                                              2  High Yield Portfolio                    6.6%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Strip, Principal only,
                                                                                 1.730% 08/15/05                         6.3%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 04/01/31    5.2%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 08/01/32                         5.1%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 05/01/32    3.7%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 11/01/32                         2.9%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 3.000% 01/31/04     2.8%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 09/01/32                         1.7%
                                                                            -------------------------------------------------
                                                                             10  Treasury Investor Growth Receipt,
                                                                                 4.930% 5/15/17                          1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                     NATIONS BOND FUND             LEHMAN AGGREGATE BOND INDEX
                                                                     -----------------             ---------------------------
Mar. 31 1993                                                                9675                              10000
3/94                                                                        9926                              10237
3/95                                                                       10305                              10748
3/96                                                                       11249                              11908
3/97                                                                       11665                              12492
3/98                                                                       12868                              13990
3/99                                                                       13562                              14898
3/00                                                                       13663                              15177
3/01                                                                       15181                              17078
3/02                                                                       15782                              17992
Mar. 31 2003                                                               17210                              20095

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                     NATIONS BOND FUND             LEHMAN AGGREGATE BOND INDEX
                                                                     -----------------             ---------------------------
Mar. 31 1993                                                               10000                              10000
3/94                                                                       10259                              10237
3/95                                                                       10651                              10748
3/96                                                                       11627                              11908
3/97                                                                       12057                              12492
3/98                                                                       13300                              13990
3/99                                                                       14018                              14898
3/00                                                                       14122                              15177
3/01                                                                       15691                              17078
3/02                                                                       16312                              17992
Mar. 31 2003                                                               17788                              20095


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              5.93%      5.58%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund over the last 10 years. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                         PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                         NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                           10/30/92             11/19/92                  6/7/93                  11/16/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          9.32%         9.05%        5.55%       8.13%        5.13%       8.24%       7.24%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     8.30%         8.00%        6.84%       7.19%        6.90%       7.19%       7.19%
5 YEARS                                     6.26%         5.99%        5.28%       5.24%        5.24%       5.21%       5.21%
10 YEARS                                    6.16%         5.93%        5.58%          --           --       5.34%       5.34%
SINCE INCEPTION                             6.54%         6.30%        5.96%       5.29%        5.29%       5.73%       5.73%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks total
return with an emphasis on
current income by
investing in a diversified
portfolio of fixed income
securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Strategic Income
Fund Investor A Shares
provided shareholders with
a total return of 7.14%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We believe that fixed income total returns and consistency of returns may be enhanced through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           In managing the Fund, the team employs a multi-sector strategy. In addition to investing in investment grade debt securities, the Fund invests in lower quality securities (the Fund may invest up to 35% in non-investment grade securities rated "B" or better by a nationally recognized rating agency) and foreign securities (the Fund may invest up to one-third of its assets in foreign securities). The security selection process is based on seeking relative value across yield curves, domestic and international governments, and investment grade and high yield corporate debt.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2003, Nations Strategic Income Fund (Investor A Shares) returned 7.14% compared to 11.68% for the Lehman Aggregate Bond Index (the Index),*** the Fund's benchmark.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN INVESTING IN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 30

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The U.S. economy slowed dramatically from the torrid GDP (gross domestic product) growth of the first calendar quarter of 2002 and remained lackluster for the balance of the 12 months ending March 31, 2003. Manufacturing output dropped and corporate capital expenditures declined while the unemployment rate increased to 5.7%. The weakness in the economy caused the Federal Reserve Board to lower the target for the overnight Fed Funds Rate to 1.25%, a level not seen in forty years.

                           Lower interest rates were generally a boon to the interest rate sensitive sectors of the economy. Home refinancing activity hit increasingly new highs as mortgage rates and interest rates in general declined. This, in turn, put large amounts of disposable income in the hands of consumers who were the anchor that kept the economy from drifting into a "double-dip" recession. Expectations of war and then the war itself appear to have added a dampening effect to the economy.

                           The markets were buffeted by increasing volatility caused in part by several large corporate bankruptcies. Investigations following the bankruptcies have produced evidence of corporate malfeasance and insufficient oversight on the part of some large auditors. A growing lack of liquidity, coupled with the increasing volatility, caused spreads on corporate securities (the yield premium corporate issuers must pay over the rate that the U.S. Treasury pays for similar maturity securities) to reach historically wide levels peaking in early October of 2002. In mid October both the stock market and the bond market started to rally, reversing much of the spread widening that had taken place in the March to October period. Though the stock market has remained very volatile, spreads on corporate bonds have continued to narrow.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?&

                           Despite the volatile markets, we remained faithful to our strategy of managing interest rate risk while exploiting relative value opportunities across the yield curve. Despite the increased volatility in U.S. Treasury markets and a corresponding increase in correlation between the various government interest rates, the inclusion of domestic government bonds, high yield debt, and international government bonds helped to stabilize the returns of the Fund.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           The investment decisions that contributed the most to the Fund's performance were our exposure to "AAA" rated commercial mortgage-backed securities and investment grade corporate debentures which dramatically outperformed their U.S. Treasury counterparts despite the volatility in the U.S. Treasury market and the uncertainty surrounding world economic growth.

                           WHAT INVESTMENT FACTOR HINDERED OVERALL FUND
                           PERFORMANCE DURING THE PERIOD?

                           The factor that had the greatest negative impact on performance was our exposure to the high yield market. Despite the relative outperformance of the portfolio's high yield holdings, the underperformance of the high yield sector as a whole weighed

---------------
                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           on Fund performance. The high yield market underperformed the Index by approximately 10%.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to remain range bound with volatility above long-term averages. We are cautiously optimistic on spread sectors. Much of our outlook will be influenced by events in the Middle East. Although we believe that the worst is behind us, we are not looking for a significant rebound in economic activity until at least the third quarter of calendar year 2003.

                           Based upon our outlook, we plan to maintain an overweighting to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will be adding more credit sensitive securities to our international allocation. Given that we have probably seen the low in interest rates for this cycle, we will be looking for an opportunity to shorten the duration of the Fund. In addition, we are planning to position the Fund for a flattening of both the domestic and international yield curves.

NATIONS STRATEGIC

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

20.1%  Mortgage-backed securities
11.3%  U.S. Treasury obligations
11.2%  Corporate bonds and notes
10.8%  Short term investments
 9.4%  Sovereign government bonds and notes
 5.6%  U.S. government and agency obligations
 1.1%  Asset-backed securities
30.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  High Yield Portfolio                   26.5%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Bank (FHLB),
                                                                                 1.170%, 05/28/03                        7.5%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 04/01/31    7.1%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 04/01/16    6.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 3.000% 02/15/08     3.6%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 4.625% 05/15/06     3.6%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 03/01/17    2.2%
                                                                            -------------------------------------------------
                                                                              8  Federal Republic of Brazil, 2.625%
                                                                                 04/15/12                                2.1%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.500% 02/28/05     2.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA), 1.190%, 05/07/03                2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS STRATEGIC INCOME FUND       LEHMAN AGGREGATE BOND INDEX
                                                               -----------------------------       ---------------------------
Mar. 31 1993                                                                9525                              10000
3/94                                                                       10059                              10237
3/95                                                                       10579                              10748
3/96                                                                       11737                              11908
3/97                                                                       12290                              12492
3/98                                                                       13617                              13990
3/99                                                                       14262                              14898
3/00                                                                       14077                              15177
3/01                                                                       15597                              17078
3/02                                                                       16073                              17992
Mar. 31 2003                                                               17221                              20095

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS STRATEGIC INCOME FUND       LEHMAN AGGREGATE BOND INDEX
                                                               -----------------------------       ---------------------------
Mar. 31 1993                                                               10000                              10000
3/94                                                                       10561                              10237
3/95                                                                       11107                              10748
3/96                                                                       12322                              11908
3/97                                                                       12902                              12492
3/98                                                                       14296                              13990
3/99                                                                       14974                              14898
3/00                                                                       14779                              15177
3/01                                                                       16375                              17078
3/02                                                                       16874                              17992
Mar. 31 2003                                                               18079                              20095


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              6.10%      5.58%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund over the last 10 years. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                              PRIMARY A          INVESTOR A              INVESTOR B              INVESTOR C
                                                             NAV**       MOP*        NAV**      CDSC***      NAV**      CDSC***
Inception date                                10/30/92            11/25/92                 6/7/93                 11/9/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              7.39%        7.14%        2.03%      6.33%       1.33%       6.33%       5.33%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         7.21%        6.95%        5.24%      6.18%       5.29%       6.15%       6.15%
5 YEARS                                         5.08%        4.81%        3.78%      4.09%       3.77%       4.05%       4.05%
10 YEARS                                        6.35%        6.10%        5.58%         --          --       5.48%       5.48%
SINCE INCEPTION                                 6.97%        6.68%        6.18%      5.35%       5.35%       6.14%       6.14%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
High Yield Portfolio
Management Team of MacKay
Shields LLC, investment
sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks maximum
income by investing in a
diversified portfolio of
high yield debt
securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations High Yield Bond
Fund Investor A Shares
provided shareholders with
a total return of 6.07%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Our investment philosophy emphasizes current yield while looking for total return, through investments in a diversified portfolio of high-yield debt securities. We believe that high yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring potentially present opportunities for price appreciation.

                           WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           The high yield market started off strongly during the second quarter of 2002. However, as the quarter progressed, several shocks caused the market to trade off sharply in May and June. Bonds of WorldCom Inc., Adelphia Communications Corporation and Xerox Corporation, all large high yield issuers, traded significantly lower following accounting scandals. Accounting fears have been a contagion across several high yield industries, including telecommunications, cable, media, technology and utility credits, and have impacted the equity markets even more severely. The high yield market continued to become more represented by "fallen angels," former investment grade companies that have been downgraded to "junk" status. Fears of continued high defaults, accounting irregularities, declining equity prices, terrorism and the weakness of the U.S. dollar caused a flight to quality. These conditions continued throughout the third quarter of 2002, when the flight to quality increased dramatically. The capital markets were pummeled by continued slides in the equity markets producing what many are calling the worst bear market since the Great Depression. Continued negative economic news cast a shadow on

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
                           Source for all statistical data -- MacKay Shields
                           LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN INVESTING IN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued


                           the recovery as investors worried about earnings, corporate scandals, consumer spending and the strength of the housing market. The fourth quarter began with a rally in high yield that continued through the first quarter of 2003. Technicals for the high yield market have been strong for the last six months. And while the high yield market has rallied, spreads remain at high levels. New issue volume is up from last year.

                           HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

                           For the 12 months ended March 31, 2003, Nations High Yield Bond Fund (Investor A Shares) returned 6.07%, dramatically outperforming the 2.71% return for the Lipper High Current Yield Funds Average*** over the same period. The Fund underperformed the 7.13% return of the Credit Suisse First Boston Global High Yield Index& for the period.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND PERFORMANCE?&&

                           In the last three quarters of 2002, we consistently added to what we call Group II securities -- these are B to BB credits with significant equity value, strong credit statistics and strong asset values -- with unusually attractive yields. This strategy led to some underperformance as the market sold off to historic lows. However, it positioned the Fund well for the ultimate rebound which began in October.

                           Metals and mining was one of the top performing sectors in the high yield market in the second quarter of 2002 and our holding in Algoma Steel Inc. was a top performer. The security was buoyed by higher steel prices and as a Canadian steel company, we believe it stands to benefit from U.S. trade policies.

                           After being underweight telecommunication and wireless communication companies for several years, we added to this sector to become market weight as the sector sold off in the middle of last year. When the high yield market rallied, this sector provided a lift to the Fund. Qwest Communications International Inc., which is the largest holding on an issuer basis, performed well, beginning to restructure and repair its balance sheet, building asset coverage for bondholders. Our wireless communications companies were strong performers for the past six months. The top performer for the Fund was Nextel Communications, which recently completed a reorganization giving the debt holders ownership in the company.

                           For much of last year technology companies suffered from the poor economy and were punished by limited access to capital. A number of investment grade technology companies were trading at high yield valuations well in advance of downgrades into the high yield market. Our investments in Avaya Inc., Nortel Network Corporation and Lucent Technologies, Inc. were penalized along with the industry. We view these companies as attractive as they are managing their cash

---------------
                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

                           &The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 36

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued


                           flow better to enable them to meet their current needs. As the economy recovers, we believe these companies should benefit from increased capital spending. For the last six months, many of the information technology companies have been benefiting from cost cutting and bolstering their balance sheets. Avaya, Juniper Networks, Inc., Lucent and Nortel Networks were among the top performers in the first quarter. While revenues for telecom equipment makers are not growing, the market is reacting positively to the balance sheet and cash flow restructurings that these companies showed in their reported results. Xerox showed revenue gains as well as an increase in margins. Strong fourth quarter results for selected telecom equipment makers gave the Fund's performance a boost in the first quarter of 2003.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL
                           PERFORMANCE OF THE FUND?

                           Performance was strong during the first quarter of 2003. Fund cash levels ran high as we sold positions that met our price targets and we meticulously redeployed the cash. Higher cash levels can hinder performance in an up market. However, we are comfortable with our cash level because it allows us to take advantage of opportunities in the marketplace without forcing us to sell. During the past twelve months, the high yield market continued to become more represented by "fallen angels." We have been active participants in this part of the market. While we were early in many of our "fallen angel" investments, we continue to feel that many of them offer better risk/reward than the other high yield issues that were available. Being early in "fallen angels" detracted from the Fund's performance.

                           The three poorest performing sectors of the high yield market were aerospace (which includes airlines), utilities and technology. The Fund was overweight these sectors and market-weight airlines, which severely hampered performance. We continue to be constructive on these areas as we see great value in them.

                           Airlines came under pressure as US Airways, Inc. filed for bankruptcy in August and as UAL Corporation's (the parent of United Airlines) financial problems came to light. The Fund holds Delta, Inc. and Northwest Airlines Corporation, both of which were brought down by the negative industry performance, placing them among our worst performers. We see value in both companies as Delta Airlines has a low cost structure relative to the other major carriers, and Northwest has attractive routes and a younger jet fleet than other major carriers.

                           The cable industry had a poor showing as one of the worst sectors in the high yield market for the past twelve months. One of our disappointing investments was Adelphia Communications. The repeatedly negative news about the cable company's accounting fraud and self-dealing, pushed its bonds to low levels in the second and third quarters of 2002. However, we continue to be constructive on this credit, particularly of its operating subsidiary, FrontierVision. We found that the value of the subsidiary company outweighed the obligations and negative news the parent company has endured. The marketplace has since treated the subsidiary as separate from the holding company and now it trades higher than its parent company. Charter Communications, Inc. was among our poor performers as the government started investigating the company in November.

                           The poor performance of the utility sector was a drag on the entire Fund. In July, utilities sold off with the news of investigations into Citigroup Inc. and J.P. Morgan Chase & Co. regarding their role in financing Enron Corporation's transactions in a

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued


                           "deceptive" manner. These investigations are looking into which other utility companies may have set up similar transactions. Investors are showing concern over the independent power producers' viability in the post-Enron marketplace. The effect of the collapse of Enron on the energy trading markets may have altered them dramatically, but we expect that the markets will stabilize creating opportunities for independent power producers. In the meantime, many of these independent power producers have significant assets that are being severely discounted. The perceived values in this area were evidenced by Warren Buffet's Berkshire Hathaway Inc., which bought a gas pipeline system from Dynegy.

                           Concerns cloud the energy industry over the fluctuations of oil prices, the war in Iraq as well as the strike in Venezuela. A sour note in the Fund was Petroleum Geo-Services ASA. The company is one of the largest providers of seismic mapping data used for oil and gas exploration and they also operate a fleet of production, storage and off-loading vessels to transfer reserves from wells to tankers where pipelines don't exist. Weakness in the prices of seismic data and the company's high leverage halted a deleveraging merger with Veritas. We remain constructive on the credit because we believe the company will either sell one of its operations to pay down debt or restructure to improve its current conditions.

                           HOW IS THE FUND POSITIONED?

                           The Fund is currently underweight cyclicals; market weight telecommunications, wireless communications and broadcasting; and overweight technology and health care. We are maintaining a lower credit quality exposure to the industries that we expect to rebound. The credit quality is being increased in other sectors by purchasing senior bonds instead of senior subordinated debt. We are selectively purchasing new issues and stress "fallen angels."

                           WHAT IS YOUR OUTLOOK?

                           The outlook for the financial markets is uncertain currently with concerns of terrorism, a prolonged war and mixed economic indicators clouding investors' vision. Concerns remain regarding U.S. consumers who continue to deal with higher unemployment and increased personal debt. In our view, it will be hard to have a robust economy if these pressures result in weak consumer spending. However, we believe the consumer has proven resilient over time and the housing market is holding up reasonably well. In addition, the high yield asset class is experiencing positive inflows and there is renewed availability of investment capital in the financial markets.

                           Barring a protracted global recession, we remain optimistic about the outlook for high yield. Yield spreads remain at historically wide levels. Unless the economy goes back into recession, default rates should continue their recent decline from the 10% highs over the last two years.

NATIONS HIGH YIELD

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

64.3%  Corporate bonds and notes
12.1%  Foreign bonds and notes
 6.0%  Convertible bonds and notes
 1.7%  Foreign convertible bonds and notes
 1.5%  Common stocks
14.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  LSI Logic Corporation, 4.000%
                                                                                 11/01/06                                1.0%
                                                                            -------------------------------------------------
                                                                              2  Nortel Networks Corporation, 4.250%
                                                                                 09/01/08                                0.9%
                                                                            -------------------------------------------------
                                                                              3  Calpine Canada Energy Finance, 8.500%
                                                                                 05/01/08                                0.8%
                                                                            -------------------------------------------------
                                                                              4  Express Scripts, Inc., 9.625%
                                                                                 06/15/09                                0.8%
                                                                            -------------------------------------------------
                                                                              5  NII Holdings, Inc., Class B             0.8%
                                                                            -------------------------------------------------
                                                                              6  PG&E National Energy Group, 10.375%
                                                                                 05/16/11                                0.8%
                                                                            -------------------------------------------------
                                                                              7  Terra Capital Inc., 12.875% 10/15/08    0.8%
                                                                            -------------------------------------------------
                                                                              8  Vintage Petroleum, Inc., 8.250%
                                                                                 05/01/12                                0.7%
                                                                            -------------------------------------------------
                                                                              9  Millicom International Cellular SA,
                                                                                 13.500% 06/01/06                        0.7%
                                                                            -------------------------------------------------
                                                                             10  El Paso Corporation, 9.750% 03/12/05    0.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                                9525                              10000
3/00                                                                        9494                               9915
6/00                                                                        9688                               9897
9/00                                                                        9802                               9965
12/00                                                                       9346                               9461
3/01                                                                        9872                               9928
6/01                                                                        9796                               9866
9/01                                                                        9427                               9646
12/01                                                                      10119                              10191
3/02                                                                       10434                              10448
6/02                                                                       10027                              10207
9/02                                                                        9435                               9920
12/02                                                                      10314                              10507
Mar. 31 2003                                                               11066                              11193

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                               10000                              10000
3/00                                                                        9967                               9915
6/00                                                                       10171                               9897
9/00                                                                       10291                               9965
12/00                                                                       9812                               9461
3/01                                                                       10364                               9928
6/01                                                                       10285                               9866
9/01                                                                        9897                               9646
12/01                                                                      10624                              10191
3/02                                                                       10954                              10448
6/02                                                                       10527                              10207
9/02                                                                        9906                               9920
12/02                                                                      10828                              10507
Mar. 31 2003                                                               11618                              11193


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (2/14/00 through
      3/31/03)              4.92%      3.29%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                           PRIMARY A            INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                             2/14/00                2/14/00                  2/17/00                  3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            6.19%          6.07%        1.02%       5.20%        0.36%       5.09%       4.13%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       5.58%          5.25%        3.56%       4.51%        3.72%       4.41%       4.41%
SINCE INCEPTION                               5.31%          4.92%        3.29%       4.18%        3.42%       4.06%       4.06%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 14.6%
            ASSET-BACKED -- AUTO LOANS -- 7.7%
$  2,500    AmeriCredit Automobile Receivables Trust,
              Series 2001-B, Class A4,
              5.370% 06/12/08.............................................   $    2,611
   3,715    BankBoston RV Asset Backed Trust,
              Series 1997-1, Class A9,
              6.630% 08/15/10.............................................        3,789
   3,307    BMW Vehicle Lease Trust,
              Series 2000-A, Class A4,
              6.670% 10/25/03.............................................        3,332
   1,140    Capital Auto Receivables Asset Trust,
              Series 2002-2, Class CTFS,
              4.180% 10/15/07.............................................        1,168
   3,000    Capital Auto Receivables Asset Trust,
              Series 2003-1, Class A2A,
              2.270% 01/17/06.............................................        3,024
   3,000    Capital One Auto Finance Trust,
              Series 2002-A, Class A3,
              4.030% 08/15/06.............................................        3,097
   2,000    Daimler Chrysler Auto Trust,
              Series 2001-C, Class A4,
              4.630% 12/06/06.............................................        2,098
   4,700    Daimler Chrysler Auto Trust,
              Series 2002-A, Class A4,
              4.490% 10/06/08.............................................        4,941
   1,650    First Security Auto Owner Trust,
              Series 2000-1, Class B,
              7.700% 12/17/07.............................................        1,711
   1,725    Ford Credit Auto Owner Trust,
              Series 2002-B, Class B,
              5.180% 10/16/06.............................................        1,837
   4,000    Ford Credit Auto Owner Trust,
              Series 2002-C, Class A4,
              3.790% 09/15/06.............................................        4,161
   2,000    Ford Credit Auto Owner Trust,
              Series 2003-B, Class A3B,
              1.334%** 01/15/07...........................................        1,999
   2,270    Honda Auto Receivables Owner Trust,
              Series 2000-1, Class A4,
              6.670% 01/16/06.............................................        2,330
   4,000    Honda Auto Receivables Owner Trust,
              Series 2002-2, Class A3,
              3.830% 02/15/06.............................................        4,105
   3,000    Honda Auto Receivables Owner Trust,
              Series 2003-1, Class A3,
              1.920% 11/20/06.............................................        3,009
   4,000    Household Automotive Trust,
              Series 2002-2, Class A3,
              2.850% 03/19/07.............................................        4,059
   1,500    Mitsubishi Motor Credit America, Inc. Automobile Trust,
              Series 2001-1, Class A4,
              5.340% 12/15/05.............................................        1,559
   1,021    Mitsubishi Motor Credit America, Inc. Automobile Trust,
              Series 2001-2, Class B,
              5.750% 06/15/07.............................................        1,041

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
$    842    Nissan Auto Receivables Owner Trust,
              Series 2000-C, Class A3,
              6.720% 08/16/04.............................................   $      848
   3,300    Nissan Auto Receivables Owner Trust,
              Series 2002-A, Class A4,
              4.280% 10/16/06.............................................        3,451
   3,000    Nissan Auto Receivables Owner Trust,
              Series 2002-C, Class A4,
              3.330% 01/15/08.............................................        3,084
   1,500    Nissan Auto Receivables Owner Trust,
              Series 2003-A, Class A4,
              2.610% 07/15/08(a)..........................................        1,505
   3,000    Onyx Acceptance Auto Trust,
              Series 2002-A, Class A3,
              3.750% 04/15/06.............................................        3,058
   4,000    Toyota Auto Receivables Owner Trust,
              Series 2003-A, Class A4,
              2.200% 03/15/10.............................................        3,995
   1,758    Union Acceptance Corporation,
              Series 1999-A, Class A5,
              5.870% 09/08/06.............................................        1,780
   2,000    USAA Auto Owner Trust,
              Series 2001-2, Class A4,
              3.910% 04/16/07.............................................        2,067
   5,000    World Omni Auto Receivables Trust,
              Series 2001-B, Class A3,
              3.790% 11/20/05.............................................        5,086
                                                                             ----------
                                                                                 74,745
                                                                             ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 3.9%
   2,500    American Express Credit Account Master Trust,
              Series 1999-1, Class A,
              5.600% 11/15/06.............................................        2,609
   1,000    American Express Credit Account Master Trust,
              Series 1999-1, Class B,
              5.850% 11/15/06.............................................        1,044
   4,000    American Express Credit Account Master Trust,
              Series 1999-2, Class A,
              5.950% 12/15/06.............................................        4,202
   2,000    Capital One Master Trust,
              Series 2001-7A, Class A,
              3.850% 08/15/07.............................................        2,067
   1,500    Chase Credit Card Master Trust,
              Series 1996-4, Class B,
              1.630%** 07/15/06...........................................        1,501
   1,250    Citibank Credit Card Issuance Trust,
              Series 2000-A1, Class A1,
              6.900% 10/15/07.............................................        1,395
   2,000    Citibank Credit Card Issuance Trust,
              Series 2001-A8, Class A8,
              4.100% 12/07/06.............................................        2,082
   5,000    Citibank Credit Card Issuance Trust,
              Series 2003-A5, Class A5,
              2.500% 04/07/08.............................................        5,016

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$  5,000    Discover Card Master Trust I,
              Series 1998-6, Class A,
              5.850% 01/17/06.............................................   $    5,065
   4,500    First USA Credit Card Master Trust,
              Series 1998-9, Class A,
              5.280% 09/18/06.............................................        4,641
     583    Fleet Credit Card Master Trust,
              Series 1996-A, Class A1,
              6.000% 11/15/05##...........................................          584
   3,000    MBNA Master Credit Card Trust,
              Series 1995-C, Class A,
              6.450% 02/15/08.............................................        3,281
   1,750    MBNA Master Credit Card Trust,
              Series 1998-C, Class C,
              6.350% 11/15/05.............................................        1,765
   3,145    MBNA Master Credit Card Trust,
              Series 1998-J, Class A,
              5.250% 02/15/06.............................................        3,202
                                                                             ----------
                                                                                 38,454
                                                                             ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 1.5%
   1,937    EQCC Home Equity Loan Trust,
              Series 1998-1, Class A4F,
              6.459% 03/15/21.............................................        1,949
   1,372    Fannie Mae Whole Loan,
              Series 2001-W1, Class AF3,
              5.690% 06/25/29.............................................        1,383
     419    First Plus Home Loan Trust,
              Series 1998-2, Class M1,
              7.220% 05/10/24.............................................          442
   5,025    Residential Asset Mortgage Products, Inc.,
              Series 2001-RZ3, Class A4,
              6.130% 03/25/30.............................................        5,100
   1,432    Residential Asset Securities Corporation,
              Series 2002-KS2, Class AI1,
              1.445%** 11/25/17...........................................        1,432
     557    Saxon Asset Securities Trust,
              Series 1998-1, Class MF1,
              7.050% 12/25/27.............................................          580
   2,324    Saxon Asset Securities Trust,
              Series 2001-3, Class AF3,
              4.490% 08/25/20.............................................        2,376
   1,601    UCFC Home Equity Loan,
              Series 1997-B, Class A6,
              6.900% 10/15/28.............................................        1,684
                                                                             ----------
                                                                                 14,946
                                                                             ----------
            ASSET-BACKED -- OTHER -- 1.5%
   2,000    CIT Equipment Collateral,
              Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................        2,097
   1,106    CIT Equipment Collateral,
              Series 2002-VT1, Class B,
              3.970% 12/21/09.............................................        1,127

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- (CONTINUED)
$  6,825    Connecticut RRB Special Purpose Trust CL&P-1,
              Series 2001-1, Class A2,
              5.360% 03/30/07.............................................   $    7,111
   1,313    First Sierra Receivables,
              Series 1999-1, Class A4,
              5.730% 09/15/04.............................................        1,315
   2,928    PSE&G Transition Funding LLC,
              Series 2001-1, Class A2,
              5.740% 03/15/07.............................................        3,060
                                                                             ----------
                                                                                 14,710
                                                                             ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $141,198).............................................      142,855
                                                                             ----------
            CONVERTIBLE BONDS AND NOTES -- 0.1%
            BROADCASTING AND CABLE -- 0.1%
              (Cost $498)
   1,000    Jacor Communications, Inc.,
              4.570%*** 02/09/18..........................................          494
                                                                             ----------
            CORPORATE BONDS AND NOTES -- 28.6%
            AUTOMOTIVE -- 1.1%
     849    Delphi Corporation,
              6.125% 05/01/04.............................................          874
   4,000    Ford Motor Credit Company,
              6.700% 07/16/04(a)..........................................        4,077
   3,900    General Motors Acceptance Corporation,
              6.380% 01/30/04.............................................        4,025
     400    General Motors Acceptance Corporation,
              6.125% 09/15/06.............................................          410
   1,030    Toyota Motor Credit Corporation,
              5.625% 11/13/03.............................................        1,058
                                                                             ----------
                                                                                 10,444
                                                                             ----------
            BEVERAGES -- 0.0%+
     300    Pepsico Inc.,
              4.500% 09/15/04.............................................          312
                                                                             ----------
            BROADCASTING AND CABLE -- 1.1%
   3,000    Clear Channel Communications, Inc.,
              7.250% 09/15/03.............................................        3,064
   2,750    Lenfest Communications, Inc.,
              8.375% 11/01/05.............................................        3,051
   3,000    Turner Broadcasting System, Inc.,
              7.400% 02/01/04.............................................        3,083
   1,335    Viacom Inc., Class B,
              6.400% 01/30/06.............................................        1,472
                                                                             ----------
                                                                                 10,670
                                                                             ----------
            CHEMICALS -- BASIC -- 0.3%
   2,500    Dow Chemical Company,
              5.250% 05/14/04.............................................        2,573
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- 6.3%
$  4,020    Bank One Corporation,
              7.625% 08/01/05.............................................   $    4,521
   2,000    BB&T Corporation,
              7.050% 05/23/03.............................................        2,016
   2,500    First USA Bank, N.A.,
              7.650% 08/01/03.............................................        2,550
   1,100    FleetBoston Financial Corporation,
              7.250% 09/15/05.............................................        1,227
   6,086    JP Morgan Chase & Company,
              6.500% 08/01/05.............................................        6,602
   1,980    Key Bank N.A.,
              4.100% 06/30/05.............................................        2,077
     169    Mellon Funding Corporation,
              6.000% 03/01/04.............................................          176
   3,970    PNC Funding Corporation,
              6.125% 09/01/03.............................................        4,049
   4,000    Popular, Inc., MTN,
              Series 3,
              6.375% 09/15/03.............................................        4,077
   1,520    SunTrust Banks, Inc.,
              6.125% 02/15/04.............................................        1,584
   3,870    U.S. Bancorp, MTN,
              Series N,
              2.625% 03/15/06.............................................        3,898
   5,000    U.S. Bancorp, MTN,
              Series N,
              2.750% 03/30/06.............................................        5,043
   3,125    U.S. Bank, N.A.
              5.625% 11/30/05.............................................        3,376
   2,865    Wachovia Corporation,
              6.625% 06/15/04.............................................        3,043
   3,413    Wachovia Corporation,
              6.800% 06/01/05.............................................        3,756
   5,000    Washington Mutual, Inc.,
              7.500% 08/15/06.............................................        5,743
   4,070    Wells Fargo & Company, MTN,
              Series F,
              6.500% 06/01/05.............................................        4,474
   3,000    Wells Fargo and Company,
              5.900% 05/21/06.............................................        3,307
     305    Wells Fargo Financial, Inc.,
              7.200% 04/01/04.............................................          322
                                                                             ----------
                                                                                 61,841
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.6%
   2,144    Countrywide Home Loans, Inc., MTN,
              Series J,
              5.250% 06/15/04##...........................................        2,230
   1,100    Countrywide Home Loans, Inc., MTN,
              Series J,
              5.500% 08/01/06.............................................        1,177
   2,000    Household Finance Corporation, MTN,
              3.375% 02/21/06.............................................        2,020
                                                                             ----------
                                                                                  5,427
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 0.4%
$  4,000    Federated Department Stores, Inc.,
              8.500% 06/15/03.............................................   $    4,054
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
   2,000    Cinergy Corporation,
              6.250% 09/01/04.............................................        2,075
   3,000    Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................        3,065
   3,562    Virginia Electric and Power Company,
              Series A,
              5.750% 03/31/06.............................................        3,866
                                                                             ----------
                                                                                  9,006
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 1.0%
   2,000    American Electric Power Company, Inc.,
              Series B,
              5.500% 05/15/03.............................................        2,004
   2,300    Carolina Power & Light,
              5.875% 01/15/04.............................................        2,379
   2,000    Energy East Corporation,
              7.750% 11/15/34.............................................        2,049
   3,100    Pennsylvania Power Company,
              6.375% 09/01/04.............................................        3,245
                                                                             ----------
                                                                                  9,677
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.3%
   2,500    Union Pacific Resources Group Inc.,
              6.500% 05/15/05.............................................        2,701
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 2.1%
   1,700    Aristar, Inc.
              7.375% 09/01/04.............................................        1,833
   3,000    Associates Corporation of North America,
              5.500% 02/15/04.............................................        3,111
   3,000    Caterpillar Financial Services Corporation,
              6.875% 08/01/04.............................................        3,205
     325    General Electric Capital Corporation, MTN,
              Series A,
              6.750% 09/11/03.............................................          333
   4,000    General Electric Capital Corporation, MTN,
              Series A,
              4.250% 01/28/05(a)..........................................        4,185
   5,000    General Electric Capital Corporation, MTN,
              Series A,
              5.350% 03/30/06.............................................        5,390
   1,998    National Rural Utilities Cooperative Finance Corporation,
              6.000% 05/15/06.............................................        2,188
                                                                             ----------
                                                                                 20,245
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FOOD AND DRUG STORES -- 0.3%
$  3,000    Safeway Inc.,
              6.850% 09/15/04.............................................   $    3,180
                                                                             ----------
            FOOD PRODUCTS -- 1.0%
   3,000    Kellogg Company, Series B,
              5.500% 04/01/03.............................................        3,000
   1,900    Kellogg Company, Series B,
              6.000% 04/01/06.............................................        2,086
   2,075    Tyson Foods, Inc.,
              Class A,
              6.625% 10/01/04.............................................        2,170
   2,550    Unilever Capital Corporation,
              6.875% 11/01/05.............................................        2,851
                                                                             ----------
                                                                                 10,107
                                                                             ----------
            HEALTH SERVICES -- 0.7%
   5,904    Cardinal Health, Inc.,
              6.000% 01/15/06.............................................        6,481
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.7%
   3,000    Colgate-Palmolive Company, MTN,
              Series C,
              5.270% 12/01/03.............................................        3,079
     250    Procter & Gamble Company,
              5.250% 09/15/03.............................................          255
   3,300    The Gillette Company,
              3.750% 12/01/04@............................................        3,419
                                                                             ----------
                                                                                  6,753
                                                                             ----------
            INSURANCE -- 1.3%
   1,500    Allstate Financial Global Funding,
              6.150% 02/01/06@............................................        1,645
   3,000    American International Group, Inc., MTN,
              Series F,
              2.850% 12/01/05.............................................        3,048
     245    Marsh & McLennan Companies, Inc.,
              6.625% 06/15/04.............................................          260
   4,000    Monumental Global Funding II,
              6.950% 10/01/03@............................................        4,110
   2,000    New York Life Insurance Company,
              6.400% 12/15/03@............................................        2,072
   1,450    Prudential Insurance Company,
              6.875% 04/15/03@............................................        1,453
                                                                             ----------
                                                                                 12,588
                                                                             ----------
            INTEGRATED OIL -- 0.6%
   4,000    Union Oil Company of California,
              6.375% 02/01/04.............................................        4,131
   2,000    USX Corporation,
              7.200% 02/15/04.............................................        2,087
                                                                             ----------
                                                                                  6,218
                                                                             ----------
            INVESTMENT SERVICES -- 5.2%
   5,000    Bear Stearns Companies Inc.,
              3.000% 03/30/06(a)..........................................        5,047
   4,245    Citigroup Inc.,
              4.125% 06/30/05(a)..........................................        4,438

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$  4,000    Citigroup Inc.,
              5.500% 08/09/06.............................................   $    4,366
   4,000    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................        4,336
   8,825    Goldman Sachs Group, Inc.,
              7.625% 08/17/05.............................................        9,895
   3,000    Lehman Brothers Holdings Inc.,
              6.625% 04/01/04.............................................        3,155
     295    Merrill Lynch & Company, Inc., MTN,
              Series B,
              6.180% 04/20/04.............................................          310
   5,000    Merrill Lynch & Company, Inc., MTN,
              Series B,
              2.940% 01/30/06.............................................        5,046
     250    Morgan Stanley,
              5.625% 01/20/04.............................................          259
   9,000    Morgan Stanley,
              6.100% 04/15/06.............................................        9,843
   4,000    Morgan Stanley, MTN,
              Series C,
              7.375% 04/15/03.............................................        4,008
                                                                             ----------
                                                                                 50,703
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.2%
   2,120    Abbott Laboratories,
              5.125% 07/01/04##...........................................        2,217
                                                                             ----------
            METALS AND MINING -- 0.2%
   1,700    Alcoa Inc.,
              7.250% 08/01/05.............................................        1,890
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
   2,000    KeySpan Corporation,
              7.250% 11/15/05.............................................        2,245
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.1%
   1,330    Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        1,420
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.5%
   4,000    Gannett Company, Inc.,
              4.950% 04/01/05.............................................        4,241
   1,000    Reed Elsevier Capital Inc., MTN,
              7.000% 05/15/05.............................................        1,093
                                                                             ----------
                                                                                  5,334
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.8%
   4,603    FedEx Corporation,
              6.625% 02/12/04.............................................        4,799
   3,500    Illinois Central Railroad Company,
              6.750% 05/15/03.............................................        3,518
                                                                             ----------
                                                                                  8,317
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            REAL ESTATE -- 0.4%
$  3,500    EOP Operating LP,
              6.625% 02/15/05.............................................   $    3,744
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
   2,156    Health Care Property Investors, Inc., MTN,
              Series D,
              7.480% 04/05/04.............................................        2,244
                                                                             ----------
            SPECIALTY STORES -- 0.8%
     250    Home Depot Inc.,
              6.500% 09/15/04.............................................          267
   7,000    Home Depot, Inc.,
              5.375% 04/01/06.............................................        7,619
                                                                             ----------
                                                                                  7,886
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.3%
   1,500    Cox Communications, Inc.,
              Class A,
              6.150% 08/01/03.............................................        1,503
   4,000    New York Telephone Company,
              6.500% 03/01/05.............................................        4,311
   3,000    Pacific Bell,
              6.250% 03/01/05.............................................        3,232
   3,000    SBC Communications Inc.,
              5.750% 05/02/06.............................................        3,279
                                                                             ----------
                                                                                 12,325
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $276,089).............................................      280,602
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 1.4%
            BUILDING MATERIALS -- 0.1%
   1,313    Hanson Overseas B.V.,
              6.750% 09/15/05.............................................        1,423
                                                                             ----------
            COMMERCIAL BANKING -- 0.2%
   1,840    Korea Development Bank,
              7.125% 04/22/04.............................................        1,923
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.4%
   3,000    BP Capital Markets plc,
              4.000% 04/29/05.............................................        3,133
     650    Pemex Finance Ltd.,
              6.550% 02/15/08.............................................          703
                                                                             ----------
                                                                                  3,836
                                                                             ----------
            INTEGRATED OIL -- 0.5%
   4,257    Conoco Funding Company,
              5.450% 10/15/06.............................................        4,636
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 0.2%
$  2,000    Deutsche Telekom International Finance,
              8.250% 06/15/05.............................................   $    2,203
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $13,857)..............................................       14,021
                                                                             ----------
            MORTGAGE-BACKED SECURITIES -- 1.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
   1,140    Credit Suisse First Boston,
              Series 2001,
              5.088%** 12/05/13...........................................        1,137
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.6%
   5,000      6.875% 01/15/05.............................................        5,469
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.1%
     222      6.000% 11/01/03-05/01/04....................................          228
      66      6.500% 08/01/04.............................................           68
     236      7.500% 11/01/09.............................................          250
                                                                             ----------
                                                                                    546
                                                                             ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.3%
   3,155      5.375% 04/20/22.............................................        3,238
                                                                             ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $10,196)..............................................       10,390
                                                                             ----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 1.2%
   3,000    Province of New Brunswick,
              7.625% 06/29/04.............................................        3,230
   3,368    Quebec (Province of),
              5.500% 04/11/06.............................................        3,666
   4,000    Republic of Italy,
              7.250% 02/07/05(a)..........................................        4,381
                                                                             ----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $10,844)..............................................       11,277
                                                                             ----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.7%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.0%+
     100      5.125% 01/29/04.............................................          103
     350      3.875% 02/01/05.............................................          364
                                                                             ----------
                                                                                    467
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- 9.4%
$  6,105      4.125% 08/15/03-05/13/05##..................................   $    6,341
     250      5.575% 09/02/03.............................................          255
   5,000      3.750% 02/13/04.............................................        5,107
  75,000      3.375% 06/15/04##...........................................       76,811
   3,000      1.625% 04/15/05(a)..........................................        2,993
                                                                             ----------
                                                                                 91,507
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 2.2%
   1,045      6.775% 11/01/03.............................................        1,046
   1,000      5.000% 05/15/04.............................................        1,042
   7,000      3.875% 02/15/05.............................................        7,294
  11,000      7.000% 07/15/05(a)..........................................       12,282
                                                                             ----------
                                                                                 21,664
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.1%
  10,000      5.625% 05/14/04.............................................       10,484
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $122,522).............................................      124,122
                                                                             ----------
            U.S. TREASURY OBLIGATIONS -- 35.8%
            U.S. TREASURY NOTES -- 29.4%
  23,000      3.000% 01/31/04.............................................       23,352
  35,000      3.000% 02/29/04(a)..........................................       35,584
  28,000      3.625% 03/31/04.............................................       28,683
  70,000      3.375% 04/30/04(a)..........................................       71,634
  10,000      3.250% 05/31/04.............................................       10,235
     375      2.875% 06/30/04.............................................          383
  68,000      1.625% 01/31/05(a)..........................................       68,212
  50,000      1.500% 02/28/05(a)..........................................       50,019
                                                                             ----------
                                                                                288,102
                                                                             ----------
            U.S. TREASURY STRIPS -- 6.4%
  40,000    Principal only,
              1.280%*** 08/15/04(a).......................................       39,301
  24,000    Principal only,
              1.410%*** 11/15/04(a).......................................       23,459
                                                                             ----------
                                                                                 62,760
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $349,938).............................................      350,862
                                                                             ----------
 SHARES                                                                        VALUE
 (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 26.7%
              (Cost $261,419)
 261,419    Nations Cash Reserves, Capital Class Shares#..................   $  261,419
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,186,561*)................................     122.2%   1,196,042
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................     (22.2)%
            Receivable for Fund shares sold...............................   $    8,300
            Dividends receivable..........................................           62
            Interest receivable...........................................        7,865
            Receivable for variation margin...............................           96
            Collateral on securities loaned...............................     (216,983)
            Payable for Fund shares redeemed..............................       (2,464)
            Investment advisory fee payable...............................         (163)
            Administration fee payable....................................         (180)
            Shareholder servicing and distribution fees payable...........          (76)
            Distributions payable.........................................       (1,452)
            Payable for investment securities purchased...................      (12,185)
            Accrued Trustees' fees and expenses...........................          (51)
            Accrued expenses and other liabilities........................         (274)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (217,505)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $  978,537
                                                                             ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on investments sold and futures
              contracts...................................................   $    4,233
            Net unrealized appreciation of investments and futures
              contracts...................................................        9,682
            Paid-in capital...............................................      964,622
                                                                             ----------
            NET ASSETS....................................................   $  978,537
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($791,981,284 / 78,547,892 shares outstanding)..............       $10.08
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and
              redemption price per share
              ($130,036,253 / 12,877,703 shares outstanding)..............       $10.10
                                                                             ==========

            Maximum sales charge..........................................        1.00%
            Maximum offering price per share..............................       $10.20

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($2,169,725 / 215,044 shares outstanding)...................       $10.09
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($54,349,874 / 5,385,614 shares outstanding)................       $10.09
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $216,983.

 ##All or a portion of security segregated as collateral for futures contracts.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $211,108 and $211,974, respectively.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
-------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.2%
            ASSET-BACKED -- AUTO LOANS -- 2.1%
$  5,470    Capital Auto Receivables Asset Trust, Series 2001-2, Class
              A4,
              5.000% 12/15/06##.........................................   $   5,703
      75    Dealer Auto Receivables Trust, Series 2000-1, Class A3,
              7.070% 05/17/04##.........................................          75
   5,000    Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06##.........................................       5,096
                                                                           ---------
                                                                              10,874
                                                                           ---------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.2%
   1,150    Chase Credit Card Master Trust, Series 1996-4, Class B,
              1.630%** 07/15/06##.......................................       1,151
                                                                           ---------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.9%
   2,453    First Alliance Mortgage Loan Trust, Series 1996-2, Class A3,
              8.225% 09/20/27##.........................................       2,451
      18    Indymac Home Equity Loan Asset-Backed Trust, Series 2002-A,
              Class AF1,
              1.505%** 05/25/17.........................................          18
   1,493    Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.510%** 05/15/13##.......................................       1,493
     573    Residential Asset Securities Corporation, Series 2002-KS2,
              Class AI1,
              1.445%** 11/25/17##.......................................         573
                                                                           ---------
                                                                               4,535
                                                                           ---------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $16,393)............................................      16,560
                                                                           ---------
            MORTGAGE-BACKED SECURITIES -- 40.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.3%
  18,834    Merrill Lynch Mortgage Investors, Inc.,
              Series 1998-C3, Interest only,
              0.970%** 12/15/30##.......................................         752
   4,300    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A1,
              5.910% 03/12/34##.........................................       4,664
   1,132    Salomon Brothers Mortgage Securities VII,
              Series 2002-CDCA, Class A1,
              1.560%** 11/15/13@........................................       1,131
                                                                           ---------
                                                                               6,547
                                                                           ---------

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
-------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 11.6%
$ 21,500      3.750% 04/15/04 (a).......................................   $  22,058
  13,500      6.875% 01/15/05##.........................................      14,769
  19,100      6.625% 09/15/09 (a).......................................      22,482
                                                                           ---------
                                                                              59,309
                                                                           ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 25.9%
  29,900      5.000% 01/15/07 (a).......................................      32,504
   5,600      6.625% 10/15/07 - 11/15/10##..............................       6,590
  12,000      5.250% 01/15/09##.........................................      13,200
  28,311      6.000% 04/01/16 (d).......................................      29,603
   1,972      9.000% 04/01/16##.........................................       2,156
  32,714      6.500% 04/01/31 (d).......................................      34,114
  14,462      5.500% 11/01/32 (d).......................................      14,765
                                                                           ---------
                                                                             132,932
                                                                           ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.7%
   4,716      5.375% 04/20/22##.........................................       4,842
   3,620      4.355%** 06/20/29##.......................................       3,704
                                                                           ---------
                                                                               8,546
                                                                           ---------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $201,003)...........................................     207,334
                                                                           ---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 14.7%
            FEDERAL FARM CREDIT BANK (FFCB) -- 1.7%
   8,000      4.900% 03/21/06##.........................................       8,600
                                                                           ---------
            FEDERAL HOME LOAN BANK (FHLB) -- 4.3%
   4,100      3.375% 06/15/04##.........................................       4,199
   1,500      1.625% 04/15/05 (a).......................................       1,497
   2,250      4.875% 05/15/07##.........................................       2,433
   1,000      3.750% 08/15/07 (a).......................................       1,035
  12,500      4.500% 11/15/12 (a).......................................      12,751
                                                                           ---------
                                                                              21,915
                                                                           ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.1%
     701      6.775% 11/01/03##.........................................         702
                                                                           ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 8.6%
  21,100      7.000% 07/15/05##(a)......................................      23,568
   9,000      2.875% 10/15/05##.........................................       9,215
   2,250      5.250% 04/15/07##(a)......................................       2,470
   2,000      5.375% 11/15/11##(a)......................................       2,182
   4,000      6.125% 03/15/12##.........................................       4,579

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
-------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
$  1,500      6.625% 11/15/30##.........................................   $   1,768
                                                                           ---------
                                                                              43,782
                                                                           ---------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $72,823)............................................      74,999
                                                                           ---------
            U.S. TREASURY OBLIGATIONS -- 34.4%
            U.S. TREASURY NOTES -- 21.6%
  89,000      3.000% 01/31/04 (a).......................................      90,363
  10,000      1.500% 02/28/05##(a)......................................      10,004
   5,450      4.625% 05/15/06 (a).......................................       5,873
   3,900      7.000% 07/15/06 (a).......................................       4,497
                                                                           ---------
                                                                             110,737
                                                                           ---------
            U.S. TREASURY STRIPS -- 12.8%
  11,500    Principal only,
              2.140%*** 05/15/06##......................................      10,761
  45,000    Principal only,
              1.730%*** 08/15/05##......................................      43,198
   3,000    TIGR Receipts,
              2.820%*** 02/15/08 (a)....................................       2,617
     600    TIGR Receipts,
              4.230%*** 02/15/13##......................................         397
  16,600    TIGR Receipts,
              4.930%*** 05/15/17 (a)....................................       8,345
                                                                           ---------
                                                                              65,318
                                                                           ---------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $174,931)...........................................     176,055
                                                                           ---------
 SHARES
 (000)
--------
            INVESTMENT COMPANIES -- 51.1%
              (Cost $261,262)
 261,262    Nations Cash Reserves, Capital Class Shares#................     261,262
                                                                           ---------
                                                                             VALUE
                                                                             (000)
-------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $726,412*)................................     143.9%  $ 736,210
                                                                           ---------
CONTRACTS
--------
            WRITTEN OPTIONS -- (0.0)%+
 (12)(x)    Call option on interest rate swap,
              expiring on 04/24/03. If exercised, Lehman
              Brothers pays fixed (4.27%) and receives 3 month
              LIBOR, Swap expires 04/26/13....................   $  (120)
 (12)(x)    Call option on interest rate swap,
              expiring on 04/24/03. If exercised, Lehman
              Brothers pays fixed (4.67%) and receives 3 month
              LIBOR, Swap expires 04/26/13....................       (24)
                                                                 -------
            TOTAL WRITTEN OPTIONS (Premium ($153))............      (144)
                                                                 -------
            OTHER ASSETS AND LIABILITIES (NET)................     (43.9)%
            Cash........................................................   $       1
            Receivable for Fund shares sold.............................         845
            Dividends receivable........................................          72
            Interest receivable.........................................       3,674
            Receivable for variation margin.............................         182
            Unrealized appreciation on swap contracts...................       2,028
            Unrealized depreciation on swap contracts...................        (166)
            Written options, at value (premium $153)....................        (144)
            Collateral on securities loaned.............................    (150,701)
            Payable for Fund shares redeemed............................        (733)
            Investment advisory fee payable.............................        (131)
            Administration fee payable..................................         (96)
            Shareholder servicing and distribution fees payable.........         (53)
            Distributions payable.......................................        (815)
            Payable for investment securities purchased.................     (78,197)
            Accrued Trustees' fees and expenses.........................         (70)
            Accrued expenses and other liabilities......................        (446)
                                                                           ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (224,750)
                                                                           ---------
            NET ASSETS........................................     100.0%  $ 511,460
                                                                           =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $      10
            Accumulated net realized gain on investments sold, futures
              contracts, swaps and options..............................       6,509
            Net unrealized appreciation of investments, futures
              contracts, swaps and options..............................      11,758
            Paid-in capital.............................................     493,183
                                                                           ---------
            NET ASSETS..................................................   $ 511,460
                                                                           =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                             VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($413,038,967 / 94,680,115 shares outstanding)............       $4.36
                                                                           =========
            PRIMARY B SHARES:
            Net asset value, offering and redemption price per share
              ($161,639 / 37,063 shares outstanding)....................       $4.36
                                                                           =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($47,480,399 / 10,892,498 shares outstanding).............       $4.36
                                                                           =========
            Maximum sales charge........................................       3.25%
                                                                               $4.51
            Maximum offering price per share............................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($37,803,511 / 8,665,219 shares outstanding)..............       $4.36
                                                                           =========

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($12,975,425 / 2,978,829 shares outstanding)..............       $4.36
                                                                           =========

---------------

 *Federal income tax information (see Note 12).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $150,701.

##All or a portion of security segregated as collateral for futures contracts, swaps, swaptions and TBA.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $141,714 and $146,906, respectively.

(d)
  TBA -- Securities purchased on a forward commitment basis.

(x)
  1 contract = $1,000,000 notional amount.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.9%
            ASSET-BACKED -- AUTO LOANS -- 1.9%
 $ 2,700    Capital Auto Receivables Asset Trust,
              Series 2001-2, Class A4,
              5.000% 12/15/06##...........................................   $  2,815
      44    Dealer Auto Receivables Trust,
              Series 2000-1, Class A3,
              7.070% 05/17/04.............................................         44
   2,000    Onyx Acceptance Auto Trust,
              Series 2002-A, Class A3,
              3.750% 04/15/06.............................................      2,038
                                                                             --------
                                                                                4,897
                                                                             --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.3%
     700    Chase Credit Card Master Trust,
              Series 1996-4, Class B,
              1.630%** 07/15/06...........................................        701
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 1.3%
   1,569    First Alliance Mortgage Loan Trust,
              Series 1996-2, Class A3,
              8.225% 09/20/27##...........................................      1,567
      10    Indymac Home Equity Loan Asset-Backed Trust,
              Series 2002-A, Class AF1,
              1.505%** 05/25/17...........................................         10
     873    Oakwood Mortgage Investors Inc.,
              Series 2002-B, Class A1,
              1.510%** 05/15/13...........................................        874
     955    Residential Asset Securities Corporation,
              Series 2002-KS2, Class AI1,
              1.445%** 11/25/17...........................................        955
                                                                             --------
                                                                                3,406
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.4%
     884    Export Funding Trust,
              Series 1995-A, Class A,
              8.210% 12/29/06.............................................        979
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $9,819)...............................................      9,983
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 36.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.1%
  11,294    Merrill Lynch Mortgage Investors, Inc.,
              Series 1998-C3, Interest only,
              0.970%** 12/15/30...........................................        451
   3,536    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A1,
              5.910% 03/12/34.............................................      3,834
     676    Salomon Brothers Mortgage Securities VII,
              Series 2002-CDCA, Class A1,
              1.560%** 11/15/13(+)........................................        676
  25,471    Vendee Mortgage Trust,
              Series 1998-1, Class 2, Interest only,
              0.450%** 09/15/27...........................................        254

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $25,869    Vendee Mortgage Trust,
              Series 1998-3, Class 1, Interest only,
              0.308%** 03/15/29...........................................   $    185
                                                                             --------
                                                                                5,400
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 11.7%
  13,800      3.750% 04/15/04(a)##........................................     14,158
     153      10.000% 05/01/05 - 09/01/18.................................        163
     676      8.500% 01/01/06 - 09/01/20..................................        736
     140      8.000% 08/01/07 - 05/01/17..................................        151
      16      7.500% 08/01/08.............................................         17
     149      9.000% 05/01/09 - 12/01/16..................................        162
   6,500      6.625% 09/15/09(a)##........................................      7,651
   1,000      6.875% 09/15/10.............................................      1,197
   5,000      4.500% 01/15/13(a)..........................................      5,078
     549      9.500% 04/01/18 - 01/01/29..................................        609
     0++      7.000% 08/01/29.............................................        0++
                                                                             --------
                                                                               29,922
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 21.2%
      27      7.000% 07/01/03.............................................         27
     384      10.000% 10/01/06 - 04/01/20.................................        409
   1,000      5.250% 01/15/09.............................................      1,100
      25      8.250% 04/01/09.............................................         27
      53      7.500% 06/01/09.............................................         56
      36      8.000% 06/01/09.............................................         39
   4,000      6.625% 11/15/10.............................................      4,724
     100      8.500% 12/01/11 - 07/01/21..................................        107
  14,224      6.000% 04/01/16(d)##........................................     14,872
   5,053      6.565% 07/01/16.............................................      5,766
     258      9.000% 12/01/16 - 09/01/24..................................        286
   2,191      9.500% 04/01/20 - 08/01/21..................................      2,460
  16,436      6.500% 04/01/31(d)##........................................     17,139
   7,266      5.500% 11/01/32(d)..........................................      7,418
      83      4.311%** 08/01/36...........................................         85
                                                                             --------
                                                                               54,515
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.7%
      44      9.500% 10/15/03 - 04/20/06..................................         47
     114      10.000% 11/15/03 - 03/15/21.................................        128
      10      9.000% 06/15/07.............................................         11
   1,216      7.500% 09/15/07 - 12/15/25..................................      1,306
     101      7.000% 02/15/09 - 06/15/23..................................        107
     827      8.500% 10/15/09 - 02/20/29..................................        910
     162      6.000% 12/15/10.............................................        172
      22      13.000% 01/15/11 - 04/15/11.................................         27
   1,359      8.000% 11/15/15 - 07/15/29..................................      1,488
      40      11.000% 11/15/15 - 10/20/20.................................         47
     124      10.500% 01/15/18 - 04/15/21.................................        145
                                                                             --------
                                                                                4,388
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $92,051)..............................................     94,225
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 17.1%
            FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
 $   750      4.500% 11/15/12(a)..........................................   $    765
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 7.4%
   7,000      3.500% 09/15/03(a)..........................................      7,074
     390      6.775% 11/01/03.............................................        390
   2,750      7.000% 07/15/05(a)..........................................      3,071
   7,450      5.750% 01/15/12.............................................      8,344
                                                                             --------
                                                                               18,879
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 9.4%
   8,600      7.000% 07/15/05##(a)........................................      9,605
   6,000      2.875% 10/15/05.............................................      6,144
   7,300      6.625% 11/15/30.............................................      8,605
                                                                             --------
                                                                               24,354
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $41,728)..............................................     43,998
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 35.2%
            U.S. TREASURY NOTES -- 22.1%
  11,600      5.750% 08/15/03##...........................................     11,801
  33,500      3.000% 01/31/04##...........................................     34,012
   4,000      3.000% 02/29/04(a)..........................................      4,067
   2,000      4.625% 05/15/06(a)..........................................      2,155
   4,500      3.875% 02/15/13(a)..........................................      4,519
                                                                             --------
                                                                               56,554
                                                                             --------
            U.S. TREASURY STRIPS -- 13.1%
  24,450    Principal only,
              1.730%*** 08/15/05##........................................     23,471
   3,250    Principal only,
              2.140%*** 05/15/06..........................................      3,041
  10,365    Interest only,
              5.350%*** 11/15/27(a).......................................      2,825
   6,650    TIGR Receipts,
              4.230%*** 02/15/13(a).......................................      4,399
                                                                             --------
                                                                               33,736
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $89,427)..............................................     90,290
                                                                             --------
            SHORT TERM INVESTMENTS -- 3.1%
            FEDERAL HOME LOAN BANK (FHLB) -- 1.6%
   4,000      1.170%*** 05/14/03..........................................      3,994
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.5%
   4,000      1.190%*** 11/26/03..........................................      3,971
                                                                             --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $7,954)...............................................      7,965
                                                                             --------

 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 36.8%
              (Cost $94,572)
  94,572    Nations Cash Reserves, Capital Class Shares#..................   $ 94,572
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $335,551*)..................................     132.8%   341,033
                                                                             --------
CONTRACTS
---------
            WRITTEN OPTIONS -- (0.0%)+
  (6)(x)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays fixed
              (4.27%) and receives 3 month LIBOR,
              Swap expires 04/26/13.............................   $   (61)
  (6)(x)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays fixed
              (4.67%) and receives 3 month LIBOR,
              Swap expires 04/26/13.............................       (12)
                                                                   -------
            TOTAL WRITTEN OPTIONS
              (Premium ($77))...................................       (73)
                                                                   -------
            OTHER ASSETS AND LIABILITIES (NET)..................     (32.8)%
            Cash..........................................................   $      9
            Receivable for investment securities sold.....................        731
            Receivable for Fund shares sold...............................         46
            Dividends receivable..........................................         34
            Interest receivable...........................................      1,826
            Receivable for variation margin...............................        378
            Unrealized appreciation on swap contracts.....................      1,137
            Unrealized depreciation on swap contracts.....................        (85)
            Written options, at value (premium $77).......................        (73)
            Collateral on securities loaned...............................    (44,945)
            Payable for Fund shares redeemed..............................       (181)
            Investment advisory fee payable...............................        (88)
            Administration fee payable....................................        (38)
            Shareholder servicing and distribution fees payable...........        (69)
            Distributions payable.........................................       (334)
            Payable for investment securities purchased...................    (42,308)
            Accrued Trustees' fees and expenses...........................        (65)
            Accrued expenses and other liabilities........................       (166)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (84,191)
                                                                             --------
            NET ASSETS..........................................     100.0%  $256,842
                                                                             ========
            NET ASSETS CONSIST OF:
            Net investment loss...........................................   $   (334)
            Accumulated net realized loss on investments sold, futures
              contracts, swaps and options................................     (1,968)
            Net unrealized appreciation of investments, futures contracts,
              swaps and options...........................................      6,512
            Paid-in capital...............................................    252,632
                                                                             --------
            NET ASSETS....................................................   $256,842
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($132,008,685/12,293,782 shares outstanding)................     $10.74
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($59,170,649/5,518,279 shares outstanding)..................     $10.72
                                                                             ========
            Maximum sales charge..........................................      4.75%
            Maximum offering price per share..............................     $11.25
            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($62,227,492/5,794,813 shares outstanding)..................     $10.74
                                                                             ========

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,434,784/320,801 shares outstanding).....................     $10.71
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $44,945.

 ##All or a portion of security segregated as collateral for futures contracts, swaps, swaptions and TBA.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $42,675 and $44,052, respectively.

 (d)
   TBA -- Securities purchased on a forward commitment basis.

 (x)
   1 contract = $1,000,000 notional amount.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES................................     100.6%
            Investment in Nations Master Investment Trust, Intermediate
              Bond Master Portfolio*......................................   $751,859
                                                                             --------
            TOTAL INVESTMENTS...................................     100.6%   751,859
                                                                             --------
            OTHER ASSETS AND LIABILITIES (NET)..................      (0.6)%
            Receivable for Fund shares sold...............................   $  1,231
            Payable for Fund shares redeemed..............................     (5,653)
            Administration fee payable....................................       (109)
            Shareholder servicing and distribution fees payable...........        (24)
            Accrued Trustees' fees and expenses...........................        (41)
            Accrued expenses and other liabilities........................       (110)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (4,706)
                                                                             --------
            NET ASSETS..........................................     100.0%  $747,153
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    334
            Accumulated net realized loss on investments..................       (466)
            Net unrealized appreciation of investments....................     26,215
            Paid-in capital...............................................    721,070
                                                                             --------
            NET ASSETS....................................................   $747,153
                                                                             ========

                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($695,893,849/70,080,758 shares outstanding)................      $9.93
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($31,914,545/3,204,196 shares outstanding)..................      $9.96
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................     $10.29

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($13,738,835/1,385,857 shares outstanding)..................      $9.91
                                                                             ========

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($5,605,337/508,555 shares outstanding).....................     $11.02
                                                                             ========

---------------

 *The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               ASSET-BACKED SECURITIES -- 9.1%
               ASSET-BACKED -- AUTO LOANS -- 2.4%
 $    2,505    AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
                 A4,
                 5.370% 06/12/08................................................   $    2,616
     12,966    ANRC Auto Owner Trust, Series 2001-A, Class A3,
                 3.760% 10/17/05##..............................................       13,103
      4,111    Capital Auto Receivables Asset Trust, Series 2002-2, Class CTFS,
                 4.180% 10/15/07................................................        4,212
      5,787    Distribution Financial Services Trust, Series 1999-1, Class A4,
                 5.840% 10/17/11(a).............................................        5,838
      3,350    First Security Auto Owner Trust, Series 2000-1, Class B,
                 7.700% 12/17/07................................................        3,473
      2,993    Ford Credit Auto Owner Trust, Series 2002-A, Class A2A,
                 2.390% 05/15/04................................................        2,996
      6,610    Ford Credit Auto Owner Trust, Series 2002-B, Class B,
                 5.180% 10/16/06##..............................................        7,038
      8,000    Ford Credit Auto Owner Trust, Series 2003-B, Class A3B,
                 1.334%** 01/15/07##............................................        7,995
      2,814    Honda Auto Receivables Owner Trust, Series 2002-1, Class A2,
                 2.550% 04/15/04................................................        2,817
      3,000    Honda Auto Receivables Owner Trust, Series 2003-1, Class A3,
                 1.920% 11/20/06................................................        3,009
        700    Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
                 2001-1, Class A4,
                 5.340% 12/15/05................................................          728
        705    Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
                 2001-2, Class B,
                 5.750% 06/15/07................................................          719
      1,400    Nissan Auto Receivables Owner Trust, Series 2003-A, Class A2,
                 1.450% 05/16/05................................................        1,401
      5,000    Toyota Auto Receivables Owner Trust, Series 2003-A, Class A2,
                 1.280% 08/15/05................................................        4,936
                                                                                   ----------
                                                                                   $   60,881
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 3.2%
 $   12,000    American Express Credit Account Master Trust, Series 1998-1,
                 Class B,
                 1.530%** 01/17/06##............................................       12,001
     10,000    American Express Master Trust, Series 1998-1, Class A,
                 5.900% 04/15/04##..............................................       10,056
      5,750    Chase Credit Card Master Trust, Series 1996-4, Class B,
                 1.630%** 07/15/06..............................................        5,754
      4,000    Chase Credit Card Master Trust, Series 2000-2, Class B,
                 1.570%** 07/15/05..............................................        4,000
      2,165    Chase Credit Card Master Trust, Series 2002-2, Class C,
                 1.960%** 07/15/05..............................................        2,165
      4,100    Citibank Credit Card Issuance Trust, Series 2002-A3, Class A3,
                 4.400% 05/15/07................................................        4,316
      8,474    Discover Card Master Trust I, Series 1998-3, Class B,
                 1.570%** 09/16/05##............................................        8,474
      2,500    Discover Card Master Trust I, Series 2001-4, Class A,
                 1.370%** 10/16/06..............................................        2,500
      5,000    First USA Credit Card Master Trust, Series 1998-1, Class B,
                 1.410%** 01/18/06..............................................        5,001
      4,000    MBNA Master Credit Card Trust, Series 1998-D, Class B,
                 1.530%** 12/15/05..............................................        4,001
      4,000    Standard Credit Card Master Trust, Series 1993-2, Class B,
                 6.150% 10/07/04................................................        4,092
     19,675    World Financial Network Credit Card Master Trust, Series 1996-B,
                 Class A,
                 6.950% 04/15/06##..............................................       19,810
                                                                                   ----------
                                                                                       82,170
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               ASSET-BACKED -- HOME EQUITY LOANS -- 2.8%
 $    1,783    Block Mortgage Finance Inc., Series 1997-2, Class A6,
                 1.515%** 05/25/27..............................................   $    1,783
        291    Bombardier Capital Mortgage Securitization, Series 1998-A, Class
                 A3,
                 6.230% 04/15/28................................................          290
      1,322    Contimortgage Home Equity Loan Trust, Series 1996-4, Class A9,
                 6.880% 01/15/28................................................        1,321
      8,093    Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
                 5.690% 06/25/29##..............................................        8,161
      5,230    First Alliance Mortgage Loan Trust, Series 1994-2, Class A1,
                 7.625% 07/25/25................................................        5,321
      1,471    First Plus Home Loan Trust, Series 1998-2, Class M1,
                 7.220% 05/10/24................................................        1,552
         87    Indymac Home Equity Loan Asset-Backed Trust, Series 2002-A, Class
                 AF1,
                 1.505%** 05/25/17..............................................           87
      6,911    Indyman Nim Trust SPMD, Series 2002, Class B,
                 1.685%** 11/25/32..............................................        6,914
      4,001    Merrill Lynch Mortgage Investors, Inc., Series 2002-HE1N, Class
                 N1,
                 1.905%** 11/25/09..............................................        4,001
      7,674    Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
                 1.510%** 05/15/13##............................................        7,676
      4,607    Residential Asset Securities Corporation, Series 2000-KS5, Class
                 AI3,
                 7.040% 04/25/26................................................        4,620
      8,019    Residential Asset Securities Corporation, Series 2002-KS2, Class
                 AI1,
                 1.445%** 11/25/17##............................................        8,018
     19,580    Residential Asset Securities Corporation, Series 2002-KS4, Class
                 AI1,
                 1.425%** 04/25/17##............................................       19,576
      1,708    Saxon Asset Securities Trust, Series 1998-1, Class MF1,
                 7.050% 12/25/27................................................        1,780
                                                                                   ----------
                                                                                       71,100
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               ASSET-BACKED -- OTHER -- 0.7%
 $   14,880    CIT Equipment Collateral, Series 2002-VT1, Class A4,
                 4.670% 12/21/09##..............................................   $   15,601
      1,625    Connecticut RRB Special Purpose Trust CL&P-1, Series 2001-1,
                 Class A2,
                 5.360% 03/30/07................................................        1,693
                                                                                   ----------
                                                                                       17,294
                                                                                   ----------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $230,386)................................................      231,445
                                                                                   ----------
               CORPORATE BONDS AND NOTES -- 23.1%
               AEROSPACE AND DEFENSE -- 0.2%
        542    Boeing Company,
                 5.125% 02/15/13................................................          533
      3,054    Northrop Grumman Corporation,
                 7.125% 02/15/11................................................        3,531
                                                                                   ----------
                                                                                        4,064
                                                                                   ----------
               AUTOMOTIVE -- 1.4%
      4,898    Delphi Corporation,
                 6.125% 05/01/04................................................        5,044
      8,484    Ford Motor Company,
                 7.450% 07/16/31................................................        6,494
      1,491    Ford Motor Credit Company,
                 5.800% 01/12/09................................................        1,334
      2,817    Ford Motor Credit Company,
                 7.375% 10/28/09................................................        2,663
        433    Ford Motor Credit Company,
                 7.375% 02/01/11................................................          403
      5,555    General Motors Acceptance Corporation,
                 6.125% 09/15/06................................................        5,687
      3,063    General Motors Acceptance Corporation,
                 6.875% 09/15/11................................................        3,027
      3,912    General Motors Acceptance Corporation,
                 8.000% 11/01/31................................................        3,809
      6,966    Toyota Motor Credit Corporation,
                 5.625% 11/13/03##..............................................        7,154
                                                                                   ----------
                                                                                       35,615
                                                                                   ----------
               BEVERAGES -- 0.1%
      3,391    Anheuser-Busch Companies, Inc.,
                 5.950% 01/15/33................................................        3,526
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               BROADCASTING AND CABLE -- 1.3%
 $    5,945    AOL Time Warner Inc.,
                 6.150% 05/01/07(a).............................................   $    6,303
      2,550    AOL Time Warner Inc.,
                 7.625% 04/15/31................................................        2,706
      2,665    Clear Channel Communications, Inc.,
                 6.000% 11/01/06................................................        2,857
      3,908    Comcast Cable Communications, Inc.,
                 7.125% 06/15/13................................................        4,311
      1,081    Comcast Corporation, Class A,
                 5.850% 01/15/10(a).............................................        1,120
        410    Lenfest Communications, Inc.,
                 8.375% 11/01/05................................................          455
        166    News America Inc.,
                 6.625% 01/09/08(a).............................................          184
      2,725    Tele-Communications, Inc., Class A,
                 9.875% 06/15/22................................................        3,464
      4,525    Time Warner Inc.,
                 8.110% 08/15/06(a).............................................        4,991
      3,048    Viacom Inc., Class B,
                 6.625% 05/15/11................................................        3,458
      2,631    Viacom Inc., Class B,
                 7.875% 07/30/30................................................        3,281
                                                                                   ----------
                                                                                       33,130
                                                                                   ----------
               CHEMICALS -- BASIC -- 0.1%
      1,994    Dow Chemical Company,
                 6.125% 02/01/11................................................        2,061
      1,375    Dow Chemical Company,
                 7.375% 11/01/29................................................        1,427
                                                                                   ----------
                                                                                        3,488
                                                                                   ----------
               CHEMICALS -- DIVERSIFIED -- 0.1%
      2,428    E.I. du Pont de Nemours and Company,
                 3.375% 11/15/07................................................        2,462
                                                                                   ----------
               CHEMICALS -- SPECIALTY -- 0.2%
      1,989    Praxair, Inc.,
                 4.750% 07/15/07................................................        2,100
      2,325    Praxair, Inc.,
                 6.500% 03/01/08................................................        2,614
                                                                                   ----------
                                                                                        4,714
                                                                                   ----------
               COMMERCIAL BANKING -- 4.4%
      4,193    AmSouth Bank NA,
                 4.850% 04/01/13................................................        4,243
     12,986    Bank One Corporation,
                 6.000% 08/01/08##..............................................       14,496
         46    BB&T Corporation,
                 7.050% 05/23/03................................................           46

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               COMMERCIAL BANKING -- (CONTINUED)
 $   10,601    Citigroup Inc.,
                 7.250% 10/01/10##..............................................   $   12,561
      1,349    Citigroup Inc.,
                 6.000% 02/21/12................................................        1,501
      1,988    City National Corporation,
                 5.125% 02/15/13(+).............................................        1,998
      6,555    FleetBoston Financial Corporation,
                 7.250% 09/15/05##..............................................        7,312
      4,694    Golden West Financial Corporation,
                 4.750% 10/01/12................................................        4,796
      6,939    J.P. Morgan Chase & Company,
                 5.250% 05/30/07##..............................................        7,439
        519    J.P. Morgan Chase & Company,
                 7.250% 06/01/07................................................          590
      2,805    Key Bank N.A.,
                 7.000% 02/01/11................................................        3,253
      2,861    Mellon Funding Corporation,
                 4.875% 06/15/07................................................        3,044
      2,167    Mellon Funding Corporation,
                 6.700% 03/01/08................................................        2,476
      2,246    PNC Funding Corporation,
                 7.000% 09/01/04................................................        2,401
      5,628    PNC Funding Corporation,
                 5.750% 08/01/06................................................        6,126
      5,292    Popular North America Inc., MTN, Series E,
                 6.125% 10/15/06................................................        5,743
        193    Regions Financial Corporation,
                 6.375% 05/15/12................................................          217
      2,705    Regions Financial Corporation,
                 7.750% 09/15/24................................................        3,217
      1,561    SouthTrust Bank N.A.,
                 4.750% 03/01/13................................................        1,575
          4    State Street Corporation,
                 7.650% 06/15/10................................................            5
         18    SunTrust Banks, Inc.,
                 5.050% 07/01/07................................................           19
      6,752    U.S. Bank N.A., Minnesota,
                 6.375% 08/01/11##..............................................        7,629
      9,277    Wachovia Corporation,
                 4.950% 11/01/06##..............................................        9,971
        921    Washington Mutual, Inc.,
                 7.500% 08/15/06................................................        1,058
      5,381    Washington Mutual, Inc.,
                 5.625% 01/15/07................................................        5,821
        175    Wells Fargo & Company,
                 3.500% 04/04/08(a).............................................          176
      6,312    Wells Fargo Financial, Inc.,
                 4.875% 06/12/07................................................        6,765
                                                                                   ----------
                                                                                      114,478
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
 $      257    International Business Machines Corporation,
                 4.750% 11/29/12................................................   $      264
      2,037    International Business Machines Corporation,
                 6.500% 01/15/28................................................        2,246
      1,237    International Business Machines Corporation,
                 5.875% 11/29/32................................................        1,264
      4,081    Pitney Bowes Inc.,
                 4.625% 10/01/12................................................        4,145
                                                                                   ----------
                                                                                        7,919
                                                                                   ----------
               CONGLOMERATES -- 0.2%
      5,056    Waste Management, Inc.,
                 7.375% 08/01/10................................................        5,709
                                                                                   ----------
               CONSUMER CREDIT AND MORTGAGES -- 0.5%
      1,887    American Express Company,
                 3.750% 11/20/07(a).............................................        1,932
     10,093    Countrywide Home Loans, Inc.,
                 MTN, Series J,
                 5.500% 08/01/06##..............................................       10,796
                                                                                   ----------
                                                                                       12,728
                                                                                   ----------
               DEPARTMENT AND DISCOUNT STORES -- 0.5%
        535    Kohl's Corporation,
                 6.000% 01/15/33................................................          537
      1,189    Target Corporation,
                 3.375% 03/01/08(a).............................................        1,185
        131    Target Corporation,
                 5.375% 06/15/09(a).............................................          141
      3,112    Target Corporation,
                 5.875% 03/01/12................................................        3,380
      6,679    Wal-Mart Stores, Inc.,
                 5.450% 08/01/06##..............................................        7,313
         80    Wal-Mart Stores, Inc.,
                 4.375% 07/12/07................................................           85
                                                                                   ----------
                                                                                       12,641
                                                                                   ----------
               DIVERSIFIED MANUFACTURING -- 0.1%
      1,266    Brickman Group, Ltd.,
                 11.750% 12/15/09@..............................................        1,373
        831    The Scotts Company, Class A,
                 8.625% 01/15/09................................................          881
                                                                                   ----------
                                                                                        2,254
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               ELECTRIC POWER -- NON NUCLEAR -- 0.5%
 $    4,308    Cinergy Corporation,
                 6.250% 09/01/04................................................   $    4,470
        912    Dominion Resources, Inc.,
                 5.000% 03/15/13................................................          901
      1,439    Pepco Holdings, Inc.,
                 5.500% 08/15/07@...............................................        1,522
      4,210    Pepco Holdings, Inc.,
                 6.450% 08/15/12@...............................................        4,572
                                                                                   ----------
                                                                                       11,465
                                                                                   ----------
               ELECTRIC POWER -- NUCLEAR -- 1.1%
        249    Constellation Energy Group, Inc.,
                 6.350% 04/01/07................................................          272
      5,780    Constellation Energy Group, Inc.,
                 7.600% 04/01/32................................................        6,613
      1,434    Duquesne Light Company,
                 Series O,
                 6.700% 04/15/12................................................        1,624
        365    Energy East Corporation,
                 6.750% 06/15/12................................................          405
      4,903    FirstEnergy Corporation, Series B,
                 6.450% 11/15/11................................................        5,183
      2,108    General Electric Company,
                 5.000% 02/01/13................................................        2,156
        150    Kansas Gas & Electric Company,
                 7.600% 12/15/03................................................          154
         86    PPL Electric Utilities Corporation,
                 6.250% 08/15/09................................................           97
      4,322    Southern Company Capital Funding, Series A,
                 5.300% 02/01/07................................................        4,599
      2,327    Southern Power Company, Series B,
                 6.250% 07/15/12................................................        2,548
      3,516    Virginia Electric and Power Company, Series A,
                 5.375% 02/01/07................................................        3,779
                                                                                   ----------
                                                                                       27,430
                                                                                   ----------
               EXPLORATION AND PRODUCTION -- 0.3%
      2,782    Anadarko Finance Company,
                 Series B,
                 6.750% 05/01/11................................................        3,164
      4,735    Anadarko Finance Company,
                 Series B,
                 7.500% 05/01/31................................................        5,679
                                                                                   ----------
                                                                                        8,843
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               FINANCE -- MISCELLANEOUS -- 1.3%
 $    4,242    Associates Corporation of North America,
                 6.950% 11/01/18................................................   $    4,977
        255    General Electric Capital Corporation, MTN, Series A,
                 5.375% 03/15/07(a).............................................          277
        800    General Electric Capital Corporation, MTN, Series A,
                 4.250% 01/15/08(a).............................................          829
     11,014    General Electric Capital Corporation, MTN, Series A,
                 6.750% 03/15/32##..............................................       12,405
      4,876    Household Finance Corporation,
                 5.875% 02/01/09................................................        5,270
        797    Household Finance Corporation,
                 6.375% 11/27/12................................................          874
        462    Household Finance Corporation,
                 7.350% 11/27/32................................................          541
      2,700    National Rural Utilities Cooperative Finance Corporation,
                 5.750% 08/28/09................................................        2,911
      4,000    Trump Castle Funding Inc.,
                 11.750% 11/15/03...............................................        4,015
                                                                                   ----------
                                                                                       32,099
                                                                                   ----------
               FOOD AND DRUG STORES -- 0.3%
      6,630    Fred Meyer, Inc.,
                 7.450% 03/01/08##..............................................        7,555
                                                                                   ----------
               FOOD PRODUCTS -- 1.1%
      7,052    Kellogg Company, Series B,
                 6.000% 04/01/06##..............................................        7,742
      7,245    Sara Lee Corporation,
                 6.250% 09/15/11##..............................................        8,119
      2,556    Tyson Foods Inc., Class A,
                 7.250% 10/01/06................................................        2,735
      2,435    Unilever Capital Corporation,
                 6.875% 11/01/05................................................        2,722
      5,906    Unilever Capital Corporation,
                 7.125% 11/01/10................................................        6,986
                                                                                   ----------
                                                                                       28,304
                                                                                   ----------
               HEALTH SERVICES -- 0.5%
      3,412    Cardinal Health, Inc.,
                 6.750% 02/15/11................................................        3,945
      6,769    Wellpoint Health Networks Inc.,
                 6.375% 06/15/06##..............................................        7,472
      1,213    Wellpoint Health Networks Inc.,
                 6.375% 01/15/12................................................        1,347
                                                                                   ----------
                                                                                       12,764
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               HEAVY MACHINERY -- 0.2%
 $    4,968    Caterpillar Finance Services Corporation,
                 5.950% 05/01/06................................................   $    5,527
                                                                                   ----------
               HOUSEHOLD PRODUCTS -- 0.1%
      2,292    Proctor & Gamble Company,
                 4.750% 06/15/07(a).............................................        2,464
                                                                                   ----------
               HOUSING AND FURNISHING -- 0.3%
      6,396    Continental Homes Holding Corporation,
                 10.000% 04/15/06...............................................        6,420
                                                                                   ----------
               INSURANCE -- 0.8%
        162    Allstate Financial Global Funding,
                 7.125% 09/26/05@...............................................          181
        875    Marsh & McLennan Companies, Inc.,
                 3.625% 02/15/08(a).............................................          887
      2,114    Metlife, Inc.,
                 6.500% 12/15/32................................................        2,244
        934    Nationwide Financial Services, Inc., Class A,
                 5.900% 07/01/12................................................          981
      6,316    Principal Life Global,
                 6.250% 02/15/12@...............................................        6,867
      1,557    Progressive Corporation,
                 6.250% 12/01/32................................................        1,637
      6,773    Prudential Funding LLC, MTN,
                 6.600% 05/15/08@...............................................        7,530
                                                                                   ----------
                                                                                       20,327
                                                                                   ----------
               INTEGRATED OIL -- 0.4%
        473    Pemex Project Funding Master Trust,
                 7.875% 02/01/09@...............................................          521
      1,020    Pemex Project Funding Master Trust,
                 7.375% 12/15/14@...............................................        1,047
      7,482    Pemex Project Funding Master Trust,
                 8.625% 02/01/22@(a)............................................        7,893
                                                                                   ----------
                                                                                        9,461
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               INVESTMENT SERVICES -- 2.1%
 $    6,076    Bear Stearns Companies Inc.,
                 4.000% 01/31/08................................................   $    6,199
      4,609    Credit Suisse First Boston USA, Inc.,
                 5.875% 08/01/06(a).............................................        4,996
      7,162    Credit Suisse First Boston USA, Inc.,
                 6.125% 11/15/11##..............................................        7,507
      1,200    Goldman Sachs Group, Inc.,
                 4.125% 01/15/08(a).............................................        1,232
      3,667    Goldman Sachs Group, Inc.,
                 6.875% 01/15/11................................................        4,181
        808    Goldman Sachs Group, Inc.,
                 5.700% 09/01/12(a).............................................          852
      4,530    Lehman Brothers Holdings Inc.,
                 7.000% 02/01/08................................................        5,200
      5,640    Merrill Lynch & Company, Inc.,
                 6.000% 02/17/09................................................        6,249
      5,826    Morgan Stanley,
                 6.100% 04/15/06................................................        6,372
      9,009    Morgan Stanley,
                 6.750% 04/15/11##..............................................       10,084
        376    Salomon Smith Barney Holdings Inc.,
                 6.500% 02/15/08................................................          427
                                                                                   ----------
                                                                                       53,299
                                                                                   ----------
               METALS AND MINING -- 0.2%
      3,700    Alcoa Inc.,
                 7.375% 08/01/10(a).............................................        4,356
                                                                                   ----------
               NATURAL GAS PIPELINES -- 0.3%
      8,333    Kinder Morgan, Inc.,
                 6.650% 03/01/05##..............................................        8,894
                                                                                   ----------
               OIL REFINING AND MARKETING -- 0.4%
      7,032    USX Corporation,
                 6.650% 02/01/06##..............................................        7,811
      2,626    Velero Energy Corporation,
                 7.500% 04/15/32................................................        2,826
                                                                                   ----------
                                                                                       10,637
                                                                                   ----------
               PACKAGING AND CONTAINERS -- 0.0%+
        430    Container Corporation of America,
                 9.750% 04/01/03................................................          430
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 0.1%
 $      307    Eli Lilly and Company,
                 6.000% 03/15/12................................................   $      344
      1,040    Pharmacia Corporation,
                 6.600% 12/01/28................................................        1,192
                                                                                   ----------
                                                                                        1,536
                                                                                   ----------
               PUBLISHING AND ADVERTISING -- 0.5%
      2,386    Gannett Company, Inc.,
                 6.375% 04/01/12................................................        2,729
      2,485    Knight-Ridder, Inc.,
                 7.125% 06/01/11................................................        2,895
      5,133    News America Holdings,
                 8.150% 10/17/36................................................        5,959
                                                                                   ----------
                                                                                       11,583
                                                                                   ----------
               RAILROADS, TRUCKING AND SHIPPING -- 0.5%
      4,184    Burlington Northern Santa Fe Corporation,
                 6.750% 07/15/11(a).............................................        4,776
      7,836    FedEx Corporation,
                 6.625% 02/12/04##..............................................        8,169
                                                                                   ----------
                                                                                       12,945
                                                                                   ----------
               REAL ESTATE -- 0.2%
      3,525    EOP Operating LP,
                 7.000% 07/15/11................................................        3,950
        567    ERP Operating LP,
                 5.200% 04/01/13................................................          567
                                                                                   ----------
                                                                                        4,517
                                                                                   ----------
               REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
      2,311    Health Care Property Investors, Inc.,
                 6.450% 06/25/12................................................        2,371
      2,464    Health Care Property Investors, Inc., MTN, Series D,
                 7.480% 04/05/04................................................        2,565
                                                                                   ----------
                                                                                        4,936
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS SERVICES -- 1.9%
 $    1,489    AT&T Corporation,
                 8.375% 03/15/13................................................   $    1,764
         38    BellSouth Corporation,
                 5.000% 10/15/06(a).............................................           41
      4,726    BellSouth Telecommunications Inc.,
                 6.375% 06/01/28................................................        5,137
      4,956    Cox Communications, Inc.,
                 Class A,
                 7.750% 11/01/10................................................        5,793
        812    GTE North, Inc., Series H,
                 5.650% 11/15/08................................................          879
      9,011    SBC Communications Inc.,
                 6.250% 03/15/11(a).............................................       10,028
      1,009    Sprint Capital Corporation,
                 6.125% 11/15/08................................................          999
      2,651    Sprint Capital Corporation,
                 8.375% 03/15/12(a).............................................        2,823
      4,052    Sprint Capital Corporation,
                 6.900% 05/01/19................................................        3,708
        238    Verizon Florida Inc., Series F,
                 6.125% 01/15/13................................................          260
        159    Verizon Global Funding Corporation,
                 7.750% 12/01/30................................................          191
      5,537    Verizon New England Inc.,
                 6.500% 09/15/11................................................        6,224
     10,177    Verizon Pennsylvania Inc.,
                 Series A,
                 5.650% 11/15/11##..............................................       10,853
                                                                                   ----------
                                                                                       48,700
                                                                                   ----------
               TOBACCO -- 0.4%
     11,274    R.J. Reynolds Tobacco Holdings, Inc.,
                 7.375% 05/15/03##..............................................       11,319
                                                                                   ----------
               TOTAL CORPORATE BONDS AND NOTES
                 (Cost $548,315)................................................      588,539
                                                                                   ----------
               FOREIGN BONDS AND NOTES -- 0.8%
               BUILDING MATERIALS -- 0.2%
      3,687    Hanson Overseas B.V.,
                 6.750% 09/15/05................................................        3,996
                                                                                   ----------
               CHEMICALS -- SPECIALTY -- 0.0%+
        754    Potash Corporation of Saskatchewan Inc.,
                 4.875% 03/01/13................................................          748
                                                                                   ----------
               COMMERCIAL BANKING -- 0.0%+
        479    Korea Development Bank,
                 7.250% 05/15/06................................................          526
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               INTEGRATED OIL -- 0.2%
 $    5,075    Conoco Funding Company,
                 6.350% 10/15/11................................................   $    5,738
        441    Pemex Finance Ltd.,
                 5.720% 11/15/03................................................          447
                                                                                   ----------
                                                                                        6,185
                                                                                   ----------
               RAILROADS, TRUCKING AND SHIPPING -- 0.2%
      3,339    Canadian National Railway Company,
                 6.900% 07/15/28................................................        3,853
                                                                                   ----------
               TELECOMMUNICATIONS SERVICES -- 0.2%
      2,372    Deutsche Telekom International Finance B.V.,
                 8.500% 06/15/10................................................        2,784
      2,278    France Telecom SA,
                 9.250% 03/01/11................................................        2,738
        440    France Telecom SA,
                 10.000% 03/01/31...............................................          573
                                                                                   ----------
                                                                                        6,095
                                                                                   ----------
               TOTAL FOREIGN BONDS AND NOTES
                 (Cost $20,009).................................................       21,403
                                                                                   ----------
               MORTGAGE-BACKED SECURITIES -- 33.9%
               COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.3%
      4,050    Credit Suisse First Boston, Series 2001-LCCA, Series E,
                 5.088%** 12/05/13..............................................        4,038
     10,000    Freddie MAC, Series 2360,
                 Class CH,
                 6.500% 08/15/30................................................       10,371
     68,066    GMAC Commercial Mortgage Securities Inc., Series 1997-C1, Class
                 X, Interest Only,
                 1.640%** 07/15/29..............................................        4,042
     79,555    JP Morgan Commercial Mortgage Finance Corporation, Series
                 1997-C4,
                 Class X, Interest only,
                 1.280%** 12/26/28..............................................        2,969
     95,724    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
                 Interest only,
                 0.970%** 12/15/30..............................................        3,820

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $    5,796    Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
                 Class A1,
                 1.560%** 11/15/13@##...........................................   $    5,796
        961    Washington Mutual, Series 2000-1, Class A1,
                 1.595%** 06/25/24..............................................          949
                                                                                   ----------
                                                                                       31,985
                                                                                   ----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
                 CERTIFICATES -- 5.5%
          7      9.000% 01/01/05................................................            8
        139      8.000% 11/01/09 - 04/01/10.....................................          151
        515      6.000% 06/15/11(a).............................................          587
     22,000      4.500% 01/15/13(a).............................................       22,345
        751      8.500% 11/01/26................................................          815
    113,017      6.500% 09/01/32 - 11/01/32##...................................      117,932
                                                                                   ----------
                                                                                      141,838
                                                                                   ----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES --20.9%
          4      7.000% 07/01/03................................................            4
        184      8.250% 03/25/06................................................          192
     20,000      6.625% 10/15/07................................................       23,158
        851      6.000% 09/01/16................................................          891
    208,500      6.000% 03/01/17(d).............................................      218,014
        240      10.000% 09/01/18...............................................          274
      3,204      7.500% 06/15/22................................................        3,253
     20,807      6.500% 08/25/29##..............................................       21,835
    127,732      6.500% 04/01/31(d).............................................      133,201
     93,250      5.500% 05/01/32................................................       95,202
     35,933      5.500% 11/01/32(d).............................................       36,685
        198      4.311%** 08/01/36..............................................          204
                                                                                   ----------
                                                                                      532,913
                                                                                   ----------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
                 CERTIFICATES -- 6.2%
        560      8.500% 12/15/05 - 02/15/25.....................................          617
      2,284      8.000% 11/15/07 - 05/15/17.....................................        2,417
         21      9.500% 06/15/09 - 09/15/09.....................................           24
         20      13.000% 01/15/11 - 02/15/11....................................           25
     11,044      7.000% 10/01/11 - 01/15/30##...................................       11,743
     10,915      7.500% 12/15/23 - 07/20/28##...................................       11,698
    127,185      5.500% 08/01/32(d).............................................      130,524
                                                                                   ----------
                                                                                      157,048
                                                                                   ----------
               TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost $866,034)................................................      863,784
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               MUNICIPAL BONDS AND NOTES -- 2.1%
 $   25,895    Cook County, Illinois, GO Refunding, Series 2002D, (AMBAC
                 Insured),
                 5.250% 11/15/13##..............................................   $   29,185
     15,000    Massachusettes State, Water Resource Authority, Series 2002J,
                 (FSA Insured),
                 5.250% 08/01/12##..............................................       16,893
      7,385    Wisconsin State, Transportation Revenue, Series 2002A, (FGIC
                 Insured),
                 5.000% 07/01/13................................................        8,154
                                                                                   ----------
               TOTAL MUNICIPAL BONDS AND NOTES
                 (Cost $53,297).................................................       54,232
                                                                                   ----------

 CONTRACTS
------------
               PURCHASED OPTIONS -- 0.0%+
                 (Cost $176)
       14(x)   Call option on interest rate swap,
                 expiring on 04/24/03. If exercised, JP Morgan pays fixed
                 (4.26%) and receives 3 month LIBOR, Swap expires 4/24/13.......          127
                                                                                   ----------
 PRINCIPAL
  AMOUNT
   (000)
------------
               SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.0%
 $    4,904    Government of Canada,
                 5.250% 11/05/08................................................        5,470
      5,991    Hellenic Republic,
                 6.950% 03/04/08................................................        6,920
         66    Ontario (Province of),
                 7.000% 08/04/05................................................           74
        353    Quebec (Province of),
                 6.125% 01/22/11................................................          401
      6,781    Quebec (Province of),
                 7.500% 09/15/29................................................        8,572
      4,199    Region of Lombardy,
                 5.804% 10/25/32................................................        4,424
      5,300    Republic of Argentina, Series 2031,
                 12.000% 06/19/31(a)............................................        1,020
      1,649    Republic of Chile,
                 5.500% 01/15/13................................................        1,660
      9,162    Republic of Italy,
                 6.000% 02/22/11(a).............................................       10,341
      2,655    Republic of Italy,
                 6.875% 09/27/23................................................        3,216
      1,168    Republic of Korea,
                 8.875% 04/15/08(a).............................................        1,403

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               SOVEREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
 $    5,187    United Mexican States,
                 8.375% 01/14/11(a).............................................   $    5,978
        302    United Mexican States,
                 Series A, MTN,
                 6.375% 01/16/13................................................          302
                                                                                   ----------
               TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
                 (Cost $46,219).................................................       49,781
                                                                                   ----------
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.4%
               FEDERAL FARM CREDIT BANK (FFCB) -- 0.2%
      5,000      2.250% 09/01/06................................................        4,963
                                                                                   ----------
               FEDERAL HOME LOAN BANK (FHLB) -- 0.5%
     10,000      3.750% 02/13/04##..............................................       10,214
      2,000      1.625% 04/15/05(a).............................................        1,996
                                                                                   ----------
                                                                                       12,210
                                                                                   ----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.0%
      5,000      5.250% 02/15/04##..............................................        5,175
     20,000      5.250% 01/15/06##(a)...........................................       21,691
                                                                                   ----------
                                                                                       26,866
                                                                                   ----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.7%
     20,000      5.125% 02/13/04##..............................................       20,675
     25,000      4.750% 03/15/04(a).............................................       25,839
     10,000      5.250% 04/15/07##(a)...........................................       10,979
      9,385      6.625% 11/15/30##..............................................       11,063
                                                                                   ----------
                                                                                       68,556
                                                                                   ----------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $111,936)................................................      112,595
                                                                                   ----------
               U.S. TREASURY OBLIGATIONS -- 14.1%
               U.S. TREASURY NOTES -- 5.4%
     70,000      3.000% 01/31/04##..............................................       71,072
     30,000      3.625% 03/31/04##..............................................       30,731
     20,000      1.625% 01/31/05(a).............................................       20,063
     14,000      4.625% 05/15/06(a).............................................       15,087
                                                                                   ----------
                                                                                      136,953
                                                                                   ----------

 PRINCIPAL
   AMOUNT                                                                             VALUE
   (000)                                                                              (000)
----------------------------------------------------------------------------------------------
               U.S. TREASURY STRIPS -- 8.7%
 $  166,000    Principal only,
                 1.730%*** 08/15/05##...........................................   $  159,354
     13,000    Principal only,
                 2.610%*** 05/15/07(a)..........................................       11,682
      5,000    Principal only,
                 5.330%*** 11/15/21.............................................        1,877
     44,000    Principal only,
                 5.340%*** 08/15/29##...........................................       10,961
     76,500    TIGR Receipts,
                 4.930%*** 05/15/17(a)..........................................       38,456
                                                                                   ----------
                                                                                      222,330
                                                                                   ----------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $356,873)................................................      359,283
                                                                                   ----------
  SHARES
------------
               WARRANTS -- 0.0%+
                 (Cost $0)
      2,898    Solutia Inc.
                 Expire 07/15/09!!..............................................            0++
                                                                                   ----------
 PRINCIPAL
  AMOUNT
   (000)
------------
               SHORT TERM INVESTMENTS -- 0.9%
                 (Cost $21,776)
               FEDERAL HOME LOAN BANK
                 (FHLB) -- 0.9%
 $   22,000      1.180%*** 01/14/04##...........................................       21,798
                                                                                   ----------

  SHARES
   (000)
------------
               INVESTMENT COMPANIES -- 40.0%
     18,252    High Yield Portfolio@@...........................................      168,083
    828,543    Nations Cash Reserves, Capital Class Shares#.....................      828,543
      1,652    Nations Convertible Securities Fund, Primary A Class@@...........       22,744
                                                                                   ----------
               TOTAL INVESTMENT COMPANIES
                 (Cost $1,021,566)..............................................    1,019,370
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                      VALUE
                                                                                      (000)
----------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS
                 (Cost $3,276,587*)...................................     130.4%  $3,322,357
                                                                                   ----------
 CONTRACTS
 ----------
               WRITTEN OPTIONS -- (0.0)%+
    (60)(x)    Call option on interest rate swap, expiring on
                 04/24/03. If exercised, Lehman Brothers pays fixed
                 (4.67%) and receives 3 month LIBOR, Swap expires
                 04/26/13.............................................  $   (120)
    (60)(x)    Call option on interest rate swap, expiring on
                 04/24/03. If exercised, Lehman Brothers pays fixed
                 (4.27%) and receives 3 month LIBOR, Swap expires
                 04/26/13.............................................      (603)
    (15)(x)    Call option on interest rate swap, expiring on
                 04/24/03. If exercised, JP Morgan pays fixed (4.48%)
                 and receives 3 month LIBOR, Swap expires 04/24/13....       (75)
(12,000)(x)    Call option on interest rate swap, expiring on
                 04/24/03. If exercised, JP Morgan pays 10 year swap
                 rate based on 5 reference bank U.S. currency rate and
                 receives 3 month LIBOR, Swap expires 04/24/13........       (13)
                                                                        --------
               TOTAL WRITTEN OPTIONS (Premium ($1,143))...............      (811)
                                                                        --------

                                                                                      VALUE
                                                                                      (000)
----------------------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES (NET).....................     (30.4)%
               Cash.............................................................   $      245
               Foreign cash (cost $2)...........................................            2
               Unrealized appreciation on forward foreign exchange contracts....        1,989
               Unrealized appreciation on swap contracts........................        4,441
               Receivable for investment securities sold........................       66,609
               Receivable for Fund shares sold..................................        3,730
               Dividends receivable.............................................        1,880
               Interest receivable..............................................       17,424
               Receivable for variation margin..................................          753
               Unrealized depreciation on forward foreign exchange contracts....       (2,148)
               Unrealized depreciation on swap contracts........................       (5,883)
               Written options, at value (premium $1,143).......................         (811)
               Collateral on securities loaned..................................     (165,310)
               Payable for Fund shares redeemed.................................       (6,134)
               Investment advisory fee payable..................................         (861)
               Administration fee payable.......................................         (478)
               Shareholder servicing and distribution fees payable..............          (28)
               Distributions payable............................................       (6,096)
               Payable for investment securities purchased......................     (683,192)
               Accrued Trustees' fees and expenses..............................          (89)
               Accrued expenses and other liabilities...........................         (737)
                                                                                   ----------
               TOTAL OTHER ASSETS AND
                 LIABILITIES (NET)..............................................     (774,694)
                                                                                   ----------
               NET ASSETS.............................................     100.0%  $2,547,663
                                                                                   ==========
               NET ASSETS CONSIST OF:
               Undistributed net investment income..............................   $    5,218
               Accumulated net realized gain on investments sold, futures
                 contracts, swaps, options and currency contracts...............       (1,507)
               Net unrealized appreciation of investments, futures contracts,
                 swaps, options and currency contracts..........................       43,664
               Paid-in capital..................................................    2,500,288
                                                                                   ----------
               NET ASSETS.......................................................   $2,547,663
                                                                                   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                     VALUE
----------------------------------------------------------------------------------------------
               PRIMARY A SHARES:
               Net asset value, offering and redemption price per share
                 ($2,482,229,057 / 248,267,497 shares outstanding)..............       $10.00
                                                                                   ==========
               INVESTOR A SHARES:
               Net asset value and redemption price per share ($43,828,236 /
                 4,386,752 shares outstanding)..................................        $9.99
                                                                                   ==========
                                                                                        3.25%
               Maximum sales charge.............................................
                                                                                       $10.33
               Maximum offering price per share.................................

               INVESTOR B SHARES:
               Net asset value and offering price per share+ ($18,783,379 /
                 1,879,336 shares outstanding)..................................        $9.99
                                                                                   ==========
               INVESTOR C SHARES:
               Net asset value and offering price per share+
                 ($2,822,480 / 282,496 shares outstanding)......................        $9.99
                                                                                   ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $165,310.

 ##All or a portion of security segregated as collateral for futures contracts, swaps, swaptions and TBA.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $157,977 and $160,978, respectively.

 (d)
   TBA -- Securities purchased on a forward commitment basis.

 (x)
   1 contract = $1,000,000 notional amount.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Insurance
GO -- General Obligation
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.1%
            ASSET-BACKED -- AUTO LOANS -- 0.7%
 $   750    AmeriCredit Automobile Receivables Trust,
              Series 2001-B, Class A4,
              5.370% 06/12/08##...........................................   $    783
     126    Capital Auto Receivables Asset Trust
              Series 2002-2 Class CTFS,
              4.180% 10/15/07.............................................        129
     200    Ford Credit Auto Owner Trust
              Series 2002-B Class B,
              5.180% 10/16/06##...........................................        213
     400    Mitsubishi Motor Credit America, Inc. Automobile Trust,
              Series 2001-1,
              Class A4,##.................................................        416
                                                                             --------
              5.340% 12/15/05
                                                                                1,541
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.2%
     366    Fannie Mae Whole Loan,
              Series 2001-W1, Class AF3,
              5.690% 06/25/29##...........................................        369
      45    First Plus Home Loan Trust,
              Series 1998-2, Class M1,
              7.220% 05/10/24.............................................         48
                                                                             --------
                                                                                  417
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.2%
     420    CIT Equipment Collateral,
              Series 2002-VT1, Class A4,
              4.670% 12/21/09##...........................................        440
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $2,308)...............................................      2,398
                                                                             --------
            CORPORATE BONDS AND NOTES -- 11.2%
            AEROSPACE AND DEFENSE -- 0.0%+
       3    Boeing Company,
              5.125% 02/15/13.............................................          3
      70    Northrop Grumman Corporation,
              7.125% 02/15/11.............................................         81
                                                                             --------
                                                                                   84
                                                                             --------
            AUTOMOTIVE -- 0.8%
     124    Delphi Corporation,
              6.125% 05/01/04.............................................        128
     274    Ford Motor Company,
              7.450% 07/16/31##...........................................        210
     106    Ford Motor Credit Company,
              5.800% 01/12/09.............................................         95
     222    Ford Motor Credit Company,
              7.375% 10/28/09##...........................................        210
     203    Ford Motor Credit Company,
              7.375% 02/01/11.............................................        189
      41    General Motors Acceptance Corporation,
              6.125% 09/15/06.............................................         42
     168    General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................        166

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
 $   206    General Motors Acceptance Corporation,
              8.000% 11/01/31##...........................................   $    201
     400    Toyota Motor Credit Corporation,
              5.625% 11/13/03##...........................................        410
                                                                             --------
                                                                                1,651
                                                                             --------
            BEVERAGES -- 0.1%
     167    Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................        174
                                                                             --------
            BROADCASTING AND CABLE -- 0.7%
     365    AOL Time Warner Inc.,
              6.150% 05/01/07(a)..........................................        387
     152    AOL Time Warner Inc.,
              7.625% 04/15/31.............................................        161
     118    Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................        127
     209    Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................        231
      52    Comcast Corporation, Class A,
              5.850% 01/15/10(a)..........................................         54
     157    Comcast Corporation, Class A,
              5.500% 03/15/11.............................................        157
       8    Lenfest Communications, Inc.,
              8.375% 11/01/05.............................................          9
      34    Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         43
     121    Time Warner Inc.,
              8.110% 08/15/06.............................................        133
      65    Viacom Inc., Class B,
              6.625% 05/15/11.............................................         74
     142    Viacom Inc., Class B,
              7.875% 07/30/30.............................................        177
                                                                             --------
                                                                                1,553
                                                                             --------
            CHEMICALS -- BASIC -- 0.1%
      92    Dow Chemical Company,
              6.125% 02/01/11.............................................         95
      68    Dow Chemical Company,
              7.375% 11/01/29.............................................         71
                                                                             --------
                                                                                  166
                                                                             --------
            CHEMICALS -- DIVERSIFIED -- 0.1%
     115    E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................        117
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
     101    Praxair, Inc.,
              4.750% 07/15/07.............................................        107
      32    Praxair, Inc.,
              6.500% 03/01/08.............................................         36
                                                                             --------
                                                                                  143
                                                                             --------
            COMMERCIAL BANKING -- 2.6%
     223    AmSouth Bank NA,
              4.850% 04/01/13.............................................        226
     606    Bank One Corporation,
              6.000% 08/01/08##...........................................        675

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
  $  452    Citigroup Inc.,
              7.250% 10/01/10##...........................................   $    535
     159    Citigroup Inc.,
              6.000% 02/21/12.............................................        177
      41    City National Corporation,
              5.125% 02/15/13(+)..........................................         41
     143    FleetBoston Financial Corporation,
              7.250% 09/15/05.............................................        160
     223    Golden West Financial Corporation,
              4.750% 10/01/12.............................................        228
     357    J.P. Morgan Chase & Company,
              5.250% 05/30/07##...........................................        383
     122    Key Bank N.A.,
              7.000% 02/01/11.............................................        141
      70    Mellon Funding Corporation,
              4.875% 06/15/07.............................................         74
      40    Mellon Funding Corporation,
              6.700% 03/01/08.............................................         46
      94    PNC Funding Corporation,
              7.000% 09/01/04.............................................        101
     156    PNC Funding Corporation,
              5.750% 08/01/06.............................................        170
     125    Popular North America Inc.,
              4.250% 04/01/08.............................................        126
     114    Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................        124
      70    Regions Financial Corporation,
              7.750% 09/15/24.............................................         83
      32    SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................         32
     187    U.S. Bancorp,
              5.100% 07/15/07.............................................        202
     358    U.S. Bank N.A., Minnesota,
              6.375% 08/01/11##...........................................        405
     473    Wachovia Corporation,
              4.950% 11/01/06##...........................................        508
     210    Washington Mutual, Inc.,
              7.500% 08/15/06.............................................        241
     600    Wells Fargo & Company,
              3.500% 04/04/08(a)..........................................        603
     334    Wells Fargo Financial, Inc.,
              4.875% 06/12/07##...........................................        358
                                                                             --------
                                                                                5,639
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
       4    International Business Machines Corporation,
              4.750% 11/29/12.............................................          4
     122    International Business Machines Corporation,
              6.500% 01/15/28.............................................        135
      17    International Business Machines Corporation,
              5.875% 11/29/32.............................................         17
     194    Pitney Bowes Inc.,
              4.625% 10/01/12.............................................        197
                                                                             --------
                                                                                  353
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            CONGLOMERATES -- 0.1%
 $   139    Waste Management, Inc.,
              7.375% 08/01/10.............................................   $    157
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 0.3%
     102    American Express Company,
              3.750% 11/20/07.............................................        104
     541    Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##...........................................        579
                                                                             --------
                                                                                  683
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
      11    Kohl's Corporation,
              6.000% 01/15/33.............................................         11
      40    Target Corporation,
              3.375% 03/01/08.............................................         40
     135    Target Corporation,
              5.875% 03/01/12.............................................        147
     308    Wal-Mart Stores, Inc.,
              5.450% 08/01/06##...........................................        337
                                                                             --------
                                                                                  535
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
      87    Cinergy Corporation,
              6.250% 09/01/04.............................................         90
      55    Dominion Resources, Inc.,
              5.000% 03/15/13.............................................         54
     106    Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................        109
      12    Pepco Holdings, Inc.,
              6.450% 08/15/12@............................................         13
                                                                             --------
                                                                                  266
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
     245    Constellation Energy Group, Inc.,
              7.600% 04/01/32.............................................        279
      36    Duquesne Light Company, Series O,
              6.700% 04/15/12.............................................         41
      23    Energy East Corporation,
              6.750% 06/15/12.............................................         26
     209    FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................        221
      37    General Electric Company,
              5.000% 02/01/13.............................................         38
     190    Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................        202
      58    Southern Power Company, Series B,
              6.250% 07/15/12.............................................         64
      90    Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................         97
                                                                             --------
                                                                                  968
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- 0.2%
 $   128    Anadarko Finance Company, Series B,
              6.750% 05/01/11.............................................   $    146
     222    Anadarko Finance Company, Series B,
              7.500% 05/01/31.............................................        266
                                                                             --------
                                                                                  412
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 0.4%
     193    Associates Corporation of North America,
              6.950% 11/01/18.............................................        226
     239    General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32.............................................        269
     118    Household Finance Corporation,
              5.875% 02/01/09.............................................        128
      13    Household Finance Corporation,
              6.375% 11/27/12.............................................         14
       8    Household Finance Corporation,
              7.350% 11/27/32.............................................          9
      17    Kern River Funding Corporation,
              6.676% 07/31/16(+)..........................................         19
     140    National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................        151
                                                                             --------
                                                                                  816
                                                                             --------
            FOOD AND DRUG STORES -- 0.2%
     335    Fred Meyer, Inc.,
              7.450% 03/01/08.............................................        382
                                                                             --------
            FOOD PRODUCTS -- 0.6%
     180    Archer-Daniels-Midland Company,
              8.125% 06/01/12.............................................        227
     362    Kellogg Company, Series B,
              6.000% 04/01/06##...........................................        398
     236    Sara Lee Corporation,
              6.250% 09/15/11.............................................        264
     111    Tyson Foods Inc., Class A,
              7.250% 10/01/06.............................................        119
      66    Unilever Capital Corporation,
              6.875% 11/01/05.............................................         74
     183    Unilever Capital Corporation,
              7.125% 11/01/10.............................................        216
                                                                             --------
                                                                                1,298
                                                                             --------
            HEALTH SERVICES -- 0.2%
     140    Cardinal Health, Inc.,
              6.750% 02/15/11.............................................        162
     130    Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................        144
      22    Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................         24
                                                                             --------
                                                                                  330
                                                                             --------
            HEAVY MACHINERY -- 0.1%
     239    Caterpillar Finance Services Corporation,
              5.950% 05/01/06.............................................        266
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 0.0%+
 $    63    Proctor & Gamble Company,
              4.750% 06/15/07.............................................   $     68
                                                                             --------
            INSURANCE -- 0.3%
      18    Marsh & McLennan Companies, Inc.,
              3.625% 02/15/08(a)..........................................         18
     101    Metlife, Inc.,
              6.500% 12/15/32.............................................        107
      44    Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................         46
     132    Principal Life Global,
              6.250% 02/15/12@............................................        144
      32    Progressive Corporation,
              6.250% 12/01/32.............................................         34
     199    Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        221
                                                                             --------
                                                                                  570
                                                                             --------
            INTEGRATED OIL -- 0.1%
     197    Pemex Project Funding Master Trust,
              8.625% 02/01/22@............................................        208
                                                                             --------
            INVESTMENT SERVICES -- 1.1%
     305    Bear Stearns Companies Inc.,
              4.000% 01/31/08.............................................        311
     192    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................        208
     144    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        151
      27    Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................         28
     253    Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................        288
      22    Goldman Sachs Group, Inc.,
              5.700% 09/01/12(a)..........................................         23
     248    Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        285
     245    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................        271
     163    Morgan Stanley,
              6.100% 04/15/06.............................................        178
     451    Morgan Stanley,
              6.750% 04/15/11##...........................................        505
                                                                             --------
                                                                                2,248
                                                                             --------
            METALS AND MINING -- 0.1%
     183    Alcoa Inc.,
              7.375% 08/01/10.............................................        215
                                                                             --------
            NATURAL GAS PIPELINES -- 0.1%
     169    Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        180
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            OIL REFINING AND MARKETING -- 0.2%
 $   246    USX Corporation,
              6.650% 02/01/06.............................................   $    273
     139    Velero Energy Corporation,
              7.500% 04/15/32.............................................        150
                                                                             --------
                                                                                  423
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.2%
     127    Gannett Company, Inc.,
              6.375% 04/01/12.............................................        145
      80    Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................         93
     204    News America Holdings,
              8.150% 10/17/36.............................................        237
                                                                             --------
                                                                                  475
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
     212    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        242
     372    FedEx Corporation,
              6.625% 02/12/04##...........................................        388
                                                                             --------
                                                                                  630
                                                                             --------
            REAL ESTATE -- 0.1%
     180    EOP Operating LP,
              7.000% 07/15/11.............................................        202
      27    ERP Operating LP,
              5.200% 04/01/13.............................................         27
                                                                             --------
                                                                                  229
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     120    Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        123
      98    Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        102
                                                                             --------
                                                                                  225
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.8%
      92    AT&T Corporation,
              8.375% 03/15/13.............................................        109
     132    BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................        143
     220    Cox Communications, Inc., Class A,
              7.750% 11/01/10.............................................        257
      37    GTE North, Inc., Series H,
              5.650% 11/15/08.............................................         40
     343    SBC Communications Inc.,
              6.250% 03/15/11##...........................................        381
      27    Sprint Capital Corporation,
              6.125% 11/15/08.............................................         27
      84    Sprint Capital Corporation,
              8.375% 03/15/12.............................................         89
     205    Sprint Capital Corporation,
              6.900% 05/01/19.............................................        188
     172    Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................        207

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $   147    Verizon New England Inc.,
              6.500% 09/15/11.............................................   $    165
     116    Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................        124
                                                                             --------
                                                                                1,730
                                                                             --------
            TOBACCO -- 0.1%
     294    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03##...........................................        295
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $22,578)..............................................     23,489
                                                                             --------
            FOREIGN BONDS AND NOTES -- 0.5%
            BUILDING MATERIALS -- 0.1%
     137    Hanson Overseas B.V.,
              6.750% 09/15/05.............................................        148
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.0%+
      15    Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................         15
                                                                             --------
            INTEGRATED OIL -- 0.2%
     259    Conoco Funding Company,
              6.350% 10/15/11##...........................................        293
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
     175    Canadian National Railway Company,
              6.900% 07/15/28.............................................        202
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.1%
     115    Deutsche Telekom International Finance B.V.,
              8.000% 06/15/10.............................................        135
     118    France Telecom SA,
              9.250% 03/01/11.............................................        142
       9    France Telecom SA,
              10.000% 03/01/31............................................         12
                                                                             --------
                                                                                  289
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $922).................................................        947
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 20.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
     120    Credit Suisse First Boston,
              Series 2001-LCCA, Class E,
              5.088%** 12/05/13...........................................        120
   2,913    Merrill Lynch Mortgage Investors, Inc.,
              Series 1998-C3, Interest only,
              0.970%** 12/15/30...........................................        116
                                                                             --------
                                                                                  236
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 18.7%
 $12,452      6.000% 04/01/16(d)..........................................   $ 13,019
   4,325      6.000% 03/01/17(d)..........................................      4,522
     442      6.500% 08/25/29##...........................................        463
  14,182      6.500% 04/01/31(d)..........................................     14,790
     635      5.500% 05/01/32(d)..........................................        648
   2,800      5.500% 05/01/32(d)..........................................      2,859
   2,671      5.500% 11/01/32(d)..........................................      2,727
                                                                             --------
                                                                               39,028
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.3%
   2,650      5.500% 08/01/32(d)..........................................      2,720
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $41,925)..............................................     41,984
                                                                             --------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 9.4%
   6,700    Federal Republic of Brazil,
              2.625%** 04/15/12##.........................................      4,446
     100    Federal Republic of Brazil,
              10.125% 05/15/27............................................         71
      99    Government of Canada,
              5.250% 11/05/08.............................................        110
     137    Hellenic Republic,
              6.950% 03/04/08.............................................        158
     400    Malaysia,
              7.500% 07/15/11##...........................................        461
     321    Quebec (Province of),
              7.500% 09/15/29##...........................................        406
     101    Region of Lombardy,
              5.804% 10/25/32.............................................        106
   1,855    Republic of Argentina, Series 2031,
              12.000% 06/19/31##..........................................        357
     300    Republic of Bulgaria,
              8.250% 01/15/15@............................................        338
      46    Republic of Chile,
              5.500% 01/15/13.............................................         46
     904    Republic of Colombia,
              9.750% 04/09/11(a)..........................................        958
     300    Republic of Ecuador,
              (6.000%) due 08/15/30
              10.000% beginning 08/01/03..................................        159
     300    Republic of Ecuador,
              (6.000%) due 08/15/30
              10.000% beginning 08/01/07..................................        158
     269    Republic of Italy,
              6.000% 02/22/11##...........................................        304
     149    Republic of Italy,
              6.875% 09/27/23.............................................        180
      29    Republic of Korea,
              8.875% 04/15/08(a)..........................................         35
     400    Republic of Panama,
              9.625% 02/08/11##...........................................        452
     539    Republic of Peru,
              5.000% 03/07/17##...........................................        458

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
 $ 1,400    Republic of Philippines,
              8.875% 04/15/08##...........................................   $  1,449
     224    Republic of Poland,
              7.000% 10/27/14.............................................        225
     800    Republic of Turkey,
              10.500% 01/13/08##..........................................        724
     714    Republic of Venezuela,
              2.313%** 12/18/07##.........................................        495
     550    Republic of Venezuela,
              9.250% 09/15/27##...........................................        330
     300    Russian Federation,
              10.000% 06/26/07##..........................................        355
   4,100    Russian Federation,
              (5.000%) due 03/31/30
              7.500% beginning 03/31/07##.................................      3,544
     151    United Mexican States,
              8.375% 01/14/11(a)..........................................        174
   1,800    United Mexican States,
              11.500% 05/15/26(a).........................................      2,498
     550    United Mexican States, Series A,
              9.875% 01/01/10##...........................................        682
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $19,426)..............................................     19,679
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 5.6%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 5.6%
   4,000      5.125% 02/13/04##...........................................      4,134
   2,000      5.250% 04/15/07(a)..........................................      2,196
   2,500      4.375% 09/15/12##...........................................      2,519
   2,500      6.625% 11/15/30##...........................................      2,947
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $11,680)..............................................     11,796
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 11.3%
            U.S. TREASURY NOTES -- 10.9%
   4,250      1.500% 02/28/05(a)..........................................      4,252
   7,000      4.625% 05/15/06(a)..........................................      7,544
     250      6.500% 10/15/06(a)..........................................        286
   7,500      3.000% 02/15/08(a)..........................................      7,587
   3,150      3.875% 02/15/13(a)..........................................      3,163
                                                                             --------
                                                                               22,832
                                                                             --------
            U.S. TREASURY STRIPS -- 0.4%
   1,150    TIGR Receipts,
              4.230%*** 02/15/13(a).......................................        761
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $23,452)..............................................     23,593
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 10.8%
            FEDERAL HOME LOAN BANK (FHLB) -- 7.5%
 $15,800      1.170%*** 05/28/03##........................................   $ 15,771
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.2%
   2,425      1.150%*** 06/16/03##........................................      2,419
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.0%
   4,220      1.190%*** 05/07/03##........................................      4,215
                                                                             --------
            U.S. TREASURY BILLS -- 0.1%
     145      1.090%*** 05/01/03##........................................        145
                                                                             --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $22,550)..............................................     22,550
                                                                             --------
 SHARES
 (000)
 -------
            INVESTMENT COMPANIES -- 64.0%
   6,013    High Yield Portfolio@@........................................     55,376
  78,541    Nations Cash Reserves, Capital Class Shares#..................     78,541
                                                                             --------
            TOTAL INVESTMENT COMPANIES
              (Cost $137,831).............................................    133,917
                                                                             --------

                                                                              VALUE
CONTRACTS                                                                     (000)
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $282,672*)..................................     134.0%  $280,353
                                                                             --------
            WRITTEN OPTIONS -- (0.0)%+
  (1)(x)    Call option on interest rate swap,
              expiring on 04/24/03. If exercised,
              Lehman Brothers pays fixed (4.27%) and receives 3
              month LIBOR,
              Swap expires 04/26/13.............................   $   (12)
  (1)(x)    Call option on interest rate swap,
              expiring on 04/24/03. If exercised,
              Lehman Brothers pays fixed (4.67%) and receives 3
              month LIBOR,
              Swap expires 04/26/13.............................        (3)
                                                                   -------
            TOTAL WRITTEN OPTIONS
              (Premium ($16))...................................       (15)
                                                                   -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (34.0)%
            Cash..........................................................   $    106
            Unrealized appreciation on forward foreign exchange
              contracts...................................................        159
            Unrealized appreciation on swap contracts.....................         51
            Receivable for investment securities sold.....................      9,719
            Receivable for Fund shares sold...............................        656
            Dividends receivable..........................................        587
            Interest receivable...........................................      1,240
            Receivable for variation margin...............................        123
            Unrealized depreciation on forward foreign exchange
              contracts...................................................       (194)
            Unrealized depreciation on swap contracts.....................        (60)
            Written options, at value (premium $16).......................        (15)
            Collateral on securities loaned...............................    (28,210)
            Payable for Fund shares redeemed..............................       (526)
            Investment advisory fee payable...............................        (71)
            Administration fee payable....................................        (39)
            Shareholder servicing and distribution fees payable...........        (41)
            Distributions payable.........................................       (562)
            Payable for investment securities purchased...................    (53,597)
            Accrued Trustees' fees and expenses...........................        (52)
            Accrued expenses and other liabilities........................       (362)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (71,088)
                                                                             --------
            NET ASSETS..........................................     100.0%  $209,265
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $  1,254
            Accumulated net realized loss on investments sold, futures
              contracts, swaps, options and currency contracts............    (15,217)
            Net unrealized depreciation of investments, futures contracts,
              swaps, options and currency contracts.......................     (2,524)
            Paid-in capital...............................................    225,752
                                                                             --------
            NET ASSETS....................................................   $209,265
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($136,687,313 / 13,892,930 shares outstanding)..............      $9.84
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($32,300,432 / 3,286,422 shares outstanding)................      $9.83
                                                                             ========

            Maximum sales charge..........................................      4.75%
            Maximum offering price per share..............................     $10.32

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($36,736,208 / 3,735,196 shares outstanding)................      $9.84
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,540,858 / 360,281 shares outstanding)...................      $9.83
                                                                             ========

---------------

 *Federal income tax information (see Note 12).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@
  Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $28,210.

##All or a portion of security segregated as collateral for futures contracts, swaps, swaptions and TBA.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $27,297 and $27,462, respectively.

(d)
  TBA -- Securities purchased on a forward commitment basis.

(x)
  1 contract = $1,000,000 notional amount.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations High Yield Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 96.4%
            Investment in Nations Master Investment Trust, High Yield
              Bond Master Portfolio*....................................   $660,486
                                                                           --------
            TOTAL INVESTMENTS.................................      96.4%   660,486
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       3.6%
            Receivable for Fund shares sold.............................   $ 25,722
            Payable for Fund shares redeemed............................       (418)
            Administration fee payable..................................        (95)
            Shareholder servicing and distribution fees payable.........       (117)
            Accrued Trustees' fees and expenses.........................        (27)
            Accrued expenses and other liabilities......................       (195)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     24,870
                                                                           --------
            NET ASSETS........................................     100.0%  $685,356
                                                                           ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income............   $   (691)
            Accumulated net realized loss on investments sold...........     (3,304)
            Net unrealized depreciation of investments..................     (6,784)
            Paid-in capital.............................................    696,135
                                                                           --------
            NET ASSETS..................................................   $685,356
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($460,639,066 / 53,737,392 shares outstanding)............      $8.57
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($97,153,669 / 11,405,777 shares outstanding).............      $8.52
                                                                           ========

            Maximum sales charge........................................      4.75%
            Maximum offering price per share............................      $8.94

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($95,109,515 / 11,182,480 shares outstanding).............      $8.51
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($32,453,578 / 3,829,829 shares outstanding)..............      $8.47
                                                                           ========

---------------

 *
 The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

 &
 The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2003

                                                                                        SHORT-
                                                                   SHORT-TERM        INTERMEDIATE
                                                                     INCOME           GOVERNMENT
                                                                 ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $       27,495     $       16,835
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0 and $0, respectively)..........................                 --                 --
Dividend income from affiliated funds.......................                611              1,047
Securities lending..........................................                154                129
Allocated from portfolio:
Interest+...................................................                 --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0 and $14, respectively)+........................                 --                 --
Dividend income from affiliated funds+......................                 --                 --
Securities lending+.........................................                 --                 --
Expenses+...................................................                 --                 --
                                                                 --------------     --------------
    Total investment income.................................             28,260             18,011
                                                                 --------------     --------------
EXPENSES:
Investment advisory fee.....................................              2,424              1,518
Administration fee..........................................              1,778              1,113
Transfer agent fees.........................................                238                154
Custodian fees..............................................                 53                 37
Legal and audit fees........................................                139                134
Registration and filing fees................................                 68                 82
Trustees' fees and expenses.................................                 17                 17
Printing expense............................................                 47                 35
Interest expense............................................                 --                 --
Other.......................................................                 50                 22
                                                                 --------------     --------------
    Subtotal................................................              4,814              3,112
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                 --                  1
  Investor A Shares.........................................                288                111
  Investor B Shares.........................................                 24                284
  Investor C Shares.........................................                517                 94
                                                                 --------------     --------------
    Total expenses..........................................              5,643              3,602
Fees waived by investment advisor, administrator and/or
  distributor...............................................               (808)                --*
Fees reduced by credits allowed by the custodian............                 (2)                (1)
                                                                 --------------     --------------
    Net expenses............................................              4,833              3,601
                                                                 --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................             23,427             14,410
                                                                 --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................              2,392             12,722
  Swap contracts............................................                 --                (51)
  Written options...........................................                 --               (330)
  Futures contracts.........................................             10,067             10,422
  Foreign currency and net other assets.....................                 --                 --
Allocated from Portfolio:
  Security transactions+....................................                 --                 --
  Foreign currency and net other assets+....................                 --                 --
                                                                 --------------     --------------
Net realized gain/(loss) on investments.....................             12,459             22,763
                                                                 --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 13)......................................              7,722              9,156
  Swap contracts............................................                 --              1,371
  Written options...........................................                 --                  9
  Futures contracts.........................................              1,703              2,239
  Foreign currency and net other assets.....................                 --                 --
  Securities allocated from Portfolio (Note 13)+............                 --                 --
                                                                 --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              9,425             12,775
                                                                 --------------     --------------
Net realized and unrealized gain/(loss) on investments......             21,884             35,538
                                                                 --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $       45,311     $       49,948
                                                                 ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------

    $        9,381   $           --   $       91,726   $        2,218   $           --

                --               --            6,120            9,103               --
               756               --           13,500              393               --
                32               --               86                6               --

                --           25,007               --               --           41,399

                --               --*              --               --              777
                --              777               --               --              564
                --              128               --               --              142
                --           (2,869)              --               --           (2,567)
    --------------   --------------   --------------   --------------   --------------
            10,169           23,043          111,432           11,720           40,315
    --------------   --------------   --------------   --------------   --------------

             1,320               --           10,063            1,050               --
               602            1,045            5,539              462              743
                85              185              751               66              124
                30               --              163               15               --
               130               82              162              125              116
                46               77               71               67               53
                16               17               17               17               17
                39               33               81               41               49
                --               --               --               --               --
                33               28              134               16               47
    --------------   --------------   --------------   --------------   --------------
             2,301            1,467           16,981            1,859            1,149

                --               --               --               --               --
               146              120              107               73              126
               579              107              184              402              756
                30               40               24               28              195
    --------------   --------------   --------------   --------------   --------------
             3,056            1,734           17,296            2,362            2,226

              (362)              --              (85)            (210)              --
                (2)              --               (8)              (2)              --
    --------------   --------------   --------------   --------------   --------------
             2,692            1,734           17,203            2,150            2,226
    --------------   --------------   --------------   --------------   --------------
             7,477           21,309           94,229            9,570           38,089
    --------------   --------------   --------------   --------------   --------------


             4,308               --            9,674            2,932               --
                --               --           18,433               --               --
              (169)              --            2,045              (33)              --
            10,460               --           16,967               44               --
                --               --           (2,623)             (36)              --

                --           10,750               --               --           (3,267)
                --               --               --               --             (219)
    --------------   --------------   --------------   --------------   --------------
            14,599           10,750           44,496            2,907           (3,486)
    --------------   --------------   --------------   --------------   --------------

             7,143               --           78,589            1,972               --
               737               --            2,203               (9)              --
                 4               --              332                1               --
             2,985               --            6,391             (144)              --
                --               --           (1,577)             (35)              --
                --           28,591               --               --            2,223
    --------------   --------------   --------------   --------------   --------------

            10,869           28,591           85,938            1,785            2,223
    --------------   --------------   --------------   --------------   --------------
            25,468           39,341          130,434            4,692           (1,263)
    --------------   --------------   --------------   --------------   --------------

    $       32,945   $       60,650   $      224,663   $       14,262   $       36,826
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      SHORT-TERM INCOME
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/03            3/31/02
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       23,427     $       21,915
Net realized gain/(loss) on investments.....................          12,459              4,788
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           9,425             (6,490)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          45,311             20,213
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (19,160)           (19,342)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................          (3,177)            (2,012)
  Investor B Shares.........................................             (50)               (98)
  Investor C Shares.........................................          (1,040)              (463)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................          (2,256)                --
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................            (388)                --
  Investor B Shares.........................................              (8)                --
  Investor C Shares.........................................            (188)                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         324,557            266,820
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         343,601            265,118
NET ASSETS:
Beginning of year...........................................         634,936            369,818
                                                              --------------     --------------
End of year.................................................  $      978,537     $      634,936
                                                              ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........  $           --     $           --
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

      SHORT-INTERMEDIATE GOVERNMENT                       GOVERNMENT SECURITIES
-----------------------------------------         -------------------------------------
      YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
       3/31/03                3/31/02                3/31/03                3/31/02
---------------------------------------------------------------------------------------
    $       14,410         $       23,668         $        7,477         $       11,990
            22,763                 18,036                 14,599                  8,227

            12,775                (14,504)                10,869                 (9,107)
    --------------         --------------         --------------         --------------

            49,948                 27,200                 32,945                 11,110

           (12,496)               (21,398)                (4,669)                (8,056)
                (4)                    (5)                    --                     --
            (1,197)                (1,783)                (1,603)                (2,458)
              (529)                  (371)                (1,143)                (1,401)
              (174)                  (111)                   (57)                   (74)


           (11,344)                    --                     --                     --
                (4)                    --                     --                     --
            (1,151)                    --                     --                     --
              (841)                    --                     --                     --
              (257)                    --                     --                     --

            32,600                (97,107)               (43,230)                35,286
    --------------         --------------         --------------         --------------
            54,551                (93,575)               (17,757)                34,407

           456,909                550,484                274,599                240,192
    --------------         --------------         --------------         --------------
    $      511,460         $      456,909         $      256,842         $      274,599
    ==============         ==============         ==============         ==============

    $           10         $           --         $         (334)        $         (394)
    ==============         ==============         ==============         ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        INTERMEDIATE BOND
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/03            3/31/02
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       21,309     $        7,491
Net realized gain/(loss) on investments.....................                --                 --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................            10,750               (222)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................            28,591             (5,096)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            60,650              2,173
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (19,190)            (4,301)
  Primary B Shares..........................................                --                 --
  Investor A Shares.........................................            (1,521)            (2,957)
  Investor B Shares.........................................              (275)              (139)
  Investor C Shares.........................................               (89)               (52)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (8,293)                --
  Primary B Shares..........................................                --                 --
  Investor A Shares.........................................              (536)                --
  Investor B Shares.........................................              (150)                --
  Investor C Shares.........................................               (45)                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           387,828            218,168
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           418,379            212,892
NET ASSETS:
Beginning of year...........................................           328,774            115,882
                                                                --------------     --------------
End of year.................................................    $      747,153     $      328,774
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........    $          334     $          172
                                                                ==============     ==============

---------------

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

                 BOND                        STRATEGIC INCOME                   HIGH YIELD BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------
    $       94,229   $      129,695   $        9,570   $       12,370   $       38,089   $       17,047
            44,496           39,831            2,907            1,738               --               --

                --               --               --               --           (3,486)           1,213

            85,938          (66,547)           1,785           (7,783)              --               --

                --               --               --               --            2,223           (6,728)
    --------------   --------------   --------------   --------------   --------------   --------------

           224,663          102,979           14,262            6,325           36,826           11,532

           (92,106)        (128,531)          (6,602)          (9,041)         (25,624)         (11,689)
                --               --               --               --               --               --
            (1,515)          (2,500)          (1,326)          (1,597)          (4,626)          (1,624)
              (510)            (530)          (1,536)          (2,460)          (6,402)          (3,444)
               (67)             (80)            (105)             (86)          (1,681)            (556)

           (43,274)              --               --               --               --             (650)
                --               --               --               --               --               --
              (734)              --               --               --               --              (97)
              (308)              --               --               --               --             (233)
               (40)              --               --               --               --              (39)

           144,741          (23,763)         (13,211)         (34,115)         381,141          219,000
    --------------   --------------   --------------   --------------   --------------   --------------
           230,850          (52,425)          (8,518)         (40,974)         379,634          212,200

         2,316,813        2,369,238          217,783          258,757          305,722           93,522
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,547,663   $    2,316,813   $      209,265   $      217,783   $      685,356   $      305,722
    ==============   ==============   ==============   ==============   ==============   ==============

    $        5,218   $        2,558   $        1,254   $          421   $         (691)  $         (257)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   50,863    $ 509,463       30,951    $ 306,405
  Issued in exchange for assets of Bank of America
    Short-Term Bond Fund (Note 13)..........................    1,246       12,475           --           --
  Issued as reinvestment of dividends.......................      201        2,014          146        1,438
  Redeemed..................................................  (23,996)    (240,337)     (17,472)    (172,544)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   28,314    $ 283,615       13,625    $ 135,299
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   13,148    $ 131,511       12,696    $ 125,866
  Issued as reinvestment of dividends.......................      240        2,412          173        1,718
  Redeemed..................................................  (10,624)    (106,159)      (3,536)     (35,084)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,764    $  27,764        9,333    $  92,500
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --    $      --            7    $      71
  Issued as reinvestment of dividends.......................        5           49            9           85
  Redeemed..................................................      (45)        (455)         (17)        (165)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (40)   $    (406)          (1)   $      (9)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    3,478    $  34,763        4,495    $  44,577
  Issued as reinvestment of dividends.......................       85          849           36          354
  Redeemed..................................................   (2,198)     (22,028)        (595)      (5,901)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,365    $  13,584        3,936    $  39,030
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   32,403    $ 324,557       26,893    $ 266,820
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   23,490    $ 101,678       40,021    $ 168,268
  Issued in exchange for net assets of Bank of America
    Short-Term Government Fund (Note 13)....................   13,459       58,682           --           --
  Issued as reinvestment of dividends.......................      688        2,970           66          275
  Redeemed..................................................  (36,824)    (159,579)     (66,010)    (278,359)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      813    $   3,751      (25,923)   $(109,816)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................        2            8            1            6
  Redeemed..................................................       --*          --*          --           --
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................        2    $       8            1    $       6
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,919    $  38,517       12,325    $  51,443
  Shares issued upon conversion from Investor B shares......      223          979           --           --
  Issued as reinvestment of dividends.......................      405        1,746          262        1,097
  Redeemed..................................................   (8,738)     (37,670)     (13,175)     (54,988)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      809    $   3,572         (588)   $  (2,448)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    6,459    $  28,111        3,228    $  13,587
  Issued as reinvestment of dividends.......................      244        1,057           61          257
  Shares redeemed upon conversion from Investor A shares....     (223)        (979)          --           --
  Redeemed..................................................   (2,015)      (8,743)      (1,066)      (4,465)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    4,465    $  19,446        2,223    $   9,379
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    2,065    $   8,978        1,698    $   7,092
  Issued as reinvestment of dividends.......................       76          328           22           93
  Redeemed..................................................     (804)      (3,483)        (339)      (1,413)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,337    $   5,823        1,381    $   5,772
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    7,426    $  32,600      (22,906)   $ (97,107)
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         GOVERNMENT SECURITIES
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2003           MARCH 31, 2002
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,250    $ 33,226       12,885    $ 128,421
  Issued in exchange for Primary A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      --          --        5,428       52,977
  Issued as reinvestment of dividends.......................       6          66           18          182
  Redeemed..................................................  (8,185)    (84,686)     (16,691)    (166,581)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................  (4,929)   $(51,394)       1,640    $  14,999
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   9,167    $ 92,540       17,645    $ 175,244
  Issued in exchange for Investor A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      --          --          826        8,053
  Shares issued upon conversion from Investor B shares......     197       2,065           --           --
  Issued as reinvestment of dividends.......................     109       1,140          164        1,626
  Redeemed..................................................  (9,495)    (96,151)     (18,943)    (188,163)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     (22)   $   (406)        (308)   $  (3,240)
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................   2,276    $ 23,712        2,125    $  21,209
  Issued in exchange for Investor B Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      --          --        1,173       11,447
  Issued as reinvestment of dividends.......................      88         918          111        1,099
  Shares redeemed upon conversion into Investor A shares....    (197)     (2,065)          --           --
  Redeemed..................................................  (1,439)    (15,004)      (1,132)     (11,229)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     728    $  7,561        2,277    $  22,526
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................     319    $  3,301          395    $   3,920
  Issued in exchange for Investor C Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      --          --           95          920
  Issued as reinvestment of dividends.......................       4          41            5           51
  Redeemed..................................................    (227)     (2,333)        (393)      (3,890)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      96    $  1,009          102    $   1,001
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................  (4,127)   $(43,230)       3,711    $  35,286
                                                              ======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

                                                                           INTERMEDIATE BOND
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2003           MARCH 31, 2002
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   23,468    $ 227,978      25,831    $247,227
  Issued in exchange for assets of Bank of America
    Intermediate Bond Fund (Note 13)........................   45,092      439,200          --          --
  Issued as reinvestment of dividends.......................      416        4,072           7          65
  Redeemed..................................................  (26,642)    (263,346)     (3,466)    (33,029)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   42,334    $ 407,904      22,372    $214,263
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................    3,738    $  36,665       3,587    $ 34,481
  Shares issued upon conversion from Investor B shares......        2           22          --          --
  Issued as reinvestment of dividends.......................      180        1,762         179       1,714
  Redeemed..................................................   (6,883)     (67,591)     (4,159)    (39,960)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   (2,963)   $ (29,142)       (393)   $ (3,765)
                                                              =======    =========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      983    $   9,592         702    $  6,722
  Issued as reinvestment of dividends.......................       34          336          12         113
  Shares redeemed upon conversion into Investor A shares....       (2)         (22)         --          --
  Redeemed..................................................     (375)      (3,653)       (104)       (992)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      640    $   6,253         610    $  5,843
                                                              =======    =========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      410    $   4,436         194    $  2,054
  Issued as reinvestment of dividends.......................        6           68           2          23
  Redeemed..................................................     (157)      (1,691)        (24)       (250)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      259    $   2,813         172    $  1,827
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   40,270    $ 387,828      22,761    $218,168
                                                              =======    =========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   50,469    $ 499,916       56,303    $ 551,000
  Issued in exchange for assets of:
    Bank of America Charitable Bond Fund (Note 13)..........   22,207      217,846           --           --
    Bank of America Bond Fund (Note 13).....................   10,952      107,442           --           --
  Issued as reinvestment of dividends.......................    2,185       21,537        1,177       11,540
  Redeemed..................................................  (71,269)    (705,069)     (62,339)    (611,501)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   14,544    $ 141,672       (4,859)   $ (48,961)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    4,869    $  47,958        9,251    $  90,523
  Shares issued upon conversion from Investor B Shares......       41          400           --           --
  Issued as reinvestment of dividends.......................      123        1,211          116        1,139
  Redeemed..................................................   (4,883)     (48,146)      (7,913)     (77,736)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      150    $   1,423        1,454    $  13,926
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      720    $   7,109        1,242    $  12,189
  Issued as reinvestment of dividends.......................       69          679           45          438
  Shares redeemed upon conversion into Investor A Shares....      (40)        (400)          --           --
  Redeemed..................................................     (618)      (6,093)        (253)      (2,483)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      131    $   1,295        1,034    $  10,144
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      138    $   1,364          266    $   2,623
  Issued as reinvestment of dividends.......................        7           72            6           60
  Redeemed..................................................     (110)      (1,085)        (159)      (1,555)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       35    $     351          113    $   1,128
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   14,860    $ 144,741       (2,258)   $ (23,763)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,181    $ 40,225       3,877    $ 37,864
  Issued as reinvestment of dividends.......................      23         223          25         248
  Redeemed..................................................  (5,224)    (50,094)     (6,975)    (68,083)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,020)   $ (9,646)     (3,073)   $(29,971)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     906    $  8,679         404    $  3,938
  Shares issued upon conversion from Investor B Shares......     606       5,699          --          --
  Issued as reinvestment of dividends.......................      79         758          87         846
  Redeemed..................................................  (1,070)    (10,234)       (670)     (6,551)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     521    $  4,902        (179)   $ (1,767)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     740    $  7,131         691    $  6,753
  Issued as reinvestment of dividends.......................     104         995         166       1,616
  Shares redeemed upon conversion into Investor A Shares....    (606)     (5,699)         --          --
  Redeemed..................................................  (1,287)    (12,360)     (1,154)    (11,268)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,049)   $ (9,933)       (297)   $ (2,899)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     283    $  2,733          88    $    854
  Issued as reinvestment of dividends.......................       8          74           8          78
  Redeemed..................................................    (139)     (1,341)        (42)       (410)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     152    $  1,466          54    $    522
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,396)   $(13,211)     (3,495)   $(34,115)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            HIGH YIELD BOND
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2003           MARCH 31, 2002
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   42,767    $354,599      19,447    $174,045
  Issued as reinvestment of dividends.......................      348       2,862         251       2,226
  Redeemed..................................................  (11,359)    (93,019)     (4,319)    (37,701)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................   31,756    $264,442      15,379    $138,570
                                                              =======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   16,131    $134,589       3,667    $ 32,600
  Shares issued upon conversion from Investor B Shares......       56         422          --          --
  Issued as reinvestment of dividends.......................      342       2,772         148       1,295
  Redeemed..................................................   (8,707)    (72,247)     (1,136)    (10,188)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    7,822    $ 65,536       2,679    $ 23,707
                                                              =======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................    5,572    $ 46,814       5,271    $ 46,714
  Issued as reinvestment of dividends.......................      474       3,856         257       2,257
  Shares redeemed upon conversion into Investor A Shares....      (56)       (422)         --          --
  Redeemed..................................................   (2,088)    (16,838)       (648)     (5,706)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    3,902    $ 33,410       4,880    $ 43,265
                                                              =======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................    3,017    $ 25,212       1,591    $ 14,007
  Issued as reinvestment of dividends.......................      108         881          36         318
  Redeemed..................................................   (1,030)     (8,340)        (99)       (867)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    2,095    $ 17,753       1,528    $ 13,458
                                                              =======    ========      ======    ========
  Total net increase/(decrease).............................   45,575    $381,141      24,466    $219,000
                                                              =======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                               -----------------------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2003#........    $9.82          $0.31            $ 0.29             $0.60           $(0.31)         $(0.03)
Year ended 3/31/2002#........     9.80           0.48              0.02              0.50            (0.48)             --
Year ended 3/31/2001.........     9.51           0.58              0.29              0.87            (0.58)             --
Year ended 3/31/2000.........     9.79           0.56             (0.28)             0.28            (0.56)             --
Year ended 3/31/1999.........     9.77           0.56              0.02              0.58            (0.56)             --
INVESTOR A SHARES
Year ended 3/31/2003#........    $9.83          $0.28            $ 0.30             $0.58           $(0.28)         $(0.03)
Year ended 3/31/2002#........     9.81           0.45              0.02              0.47            (0.45)             --
Year ended 3/31/2001.........     9.51           0.56              0.30              0.86            (0.56)             --
Year ended 3/31/2000.........     9.79           0.54             (0.28)             0.26            (0.54)             --
Year ended 3/31/1999.........     9.77           0.54              0.02              0.56            (0.54)             --
INVESTOR B SHARES
Year ended 3/31/2003#........    $9.83          $0.21            $ 0.29             $0.50           $(0.21)         $(0.03)
Year ended 3/31/2002#........     9.80           0.38              0.03              0.41            (0.38)             --
Year ended 3/31/2001.........     9.51           0.48              0.29              0.77            (0.48)             --
Year ended 3/31/2000.........     9.79           0.51             (0.28)             0.23            (0.51)             --
Year ended 3/31/1999.........     9.77           0.52              0.02              0.54            (0.52)             --
INVESTOR C SHARES
Year ended 3/31/2003#........    $9.83          $0.21            $ 0.29             $0.50           $(0.21)         $(0.03)
Year ended 3/31/2002#........     9.80           0.38              0.03              0.41            (0.38)             --
Year ended 3/31/2001.........     9.51           0.48              0.29              0.77            (0.48)             --
Year ended 3/31/2000.........     9.79           0.47             (0.28)             0.19            (0.47)             --
Year ended 3/31/1999.........     9.77           0.52              0.02              0.54            (0.52)             --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.34)         $10.08        6.18%      $791,981       0.50%(a)         3.00%           54%           0.60%(a)
    (0.48)           9.82         5.19       493,457       0.52(a)          4.79            80            0.62(a)
    (0.58)           9.80         9.44       358,812       0.51(a)          6.04            42            0.61(a)
    (0.56)           9.51         3.00       398,620       0.50(a)          5.86            62            0.63(a)
    (0.56)           9.79         6.07       397,467       0.50(a)          5.70            64            0.80(a)

   $(0.31)         $10.10        6.01%      $130,036       0.75%(a)         2.75%           54%           0.85%(a)
    (0.45)           9.83         4.91        99,453       0.77(a)          4.54            80            0.87(a)
    (0.56)           9.81         9.28         7,658       0.76(a)          5.79            42            0.86(a)
    (0.54)           9.51         2.76        11,831       0.73(a)          5.63            62            0.88(a)
    (0.54)           9.79         5.85        14,652       0.70(a)          5.50            64            1.05(a)

   $(0.24)         $10.09        5.12%      $  2,170       1.50%(a)         2.00%           54%           1.60%(a)
    (0.38)           9.83         4.25         2,511       1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.36         2,515       1.51(a)          5.04            42            1.61(a)
    (0.51)           9.51         2.40         2,914       1.05(a)          5.31            62            1.63(a)
    (0.52)           9.79         5.70         5,825       0.85(a)          5.35            64            1.80(a)

   $(0.24)         $10.09        5.12%      $ 54,350       1.50%(a)         2.00%           54%           1.60%(a)
    (0.38)           9.83         4.23        39,515       1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.37           833       1.51(a)          5.04            42            1.61(a)
    (0.47)           9.51         1.97           987       1.50(a)          4.86            62            1.63(a)
    (0.52)           9.79         5.64         1,744       1.01(a)          5.19            64            1.80(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2003#.........    $4.16          $0.13            $ 0.31             $0.44           $(0.13)        $(0.11)
Year ended 3/31/2002#.........     4.15           0.18              0.01              0.19            (0.18)            --
Year ended 3/31/2001..........     3.94           0.23              0.21              0.44            (0.23)            --
Year ended 3/31/2000..........     4.10           0.22             (0.16)             0.06            (0.22)            --
Year ended 3/31/1999..........     4.12           0.22             (0.02)             0.20            (0.22)            --
PRIMARY B SHARES
Year ended 3/31/2003#.........    $4.16          $0.11            $ 0.31             $0.42           $(0.11)        $(0.11)
Year ended 3/31/2002#.........     4.15           0.16              0.01              0.17            (0.16)            --
Year ended 3/31/2001..........     3.94           0.21              0.21              0.42            (0.21)            --
Year ended 3/31/2000..........     4.10           0.21             (0.16)             0.05            (0.21)            --
Year ended 3/31/1999#.........     4.12           0.21             (0.02)             0.19            (0.21)            --
INVESTOR A SHARES
Year ended 3/31/2003#.........    $4.16          $0.12            $ 0.31             $0.43           $(0.12)        $(0.11)
Year ended 3/31/2002#.........     4.15           0.17              0.01              0.18            (0.17)            --
Year ended 3/31/2001..........     3.94           0.22              0.21              0.43            (0.22)            --
Year ended 3/31/2000..........     4.10           0.22             (0.16)             0.06            (0.22)            --
Year ended 3/31/1999..........     4.12           0.21             (0.02)             0.19            (0.21)            --
INVESTOR B SHARES
Year ended 3/31/2003#.........    $4.16          $0.08            $ 0.31             $0.39           $(0.08)        $(0.11)
Year ended 3/31/2002#.........     4.15           0.13              0.01              0.14            (0.13)            --
Year ended 3/31/2001..........     3.94           0.19              0.21              0.40            (0.19)            --
Year ended 3/31/2000..........     4.10           0.19             (0.16)             0.03            (0.19)            --
Year ended 3/31/1999..........     4.12           0.19             (0.02)             0.17            (0.19)            --
INVESTOR C SHARES
Year ended 3/31/2003#.........    $4.15          $0.08            $ 0.32             $0.40           $(0.08)        $(0.11)
Year ended 3/31/2002#.........     4.14           0.12              0.01              0.13            (0.12)            --
Year ended 3/31/2001..........     3.93           0.19              0.21              0.40            (0.19)            --
Year ended 3/31/2000..........     4.09           0.19             (0.16)             0.03            (0.19)            --
Year ended 3/31/1999..........     4.12           0.19             (0.03)             0.16            (0.19)            --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.24)          $4.36        10.74%     $413,039       0.62%(a)         2.95%           180%          0.62%(a)
    (0.18)           4.16         4.68       390,543       0.62(a)          4.35            486           0.62(a)
    (0.23)           4.15        11.56       496,821       0.59(a)          5.77            108           0.59(a)
    (0.22)           3.94         1.63       497,392       0.60(a)          5.59            177           0.65(a)
    (0.22)           4.10         4.97       589,092       0.58(a)          5.36            242           0.78(a)

   $(0.22)          $4.36        10.19%     $    162       1.12%(a)         2.45%           180%          1.22%(a)
    (0.16)           4.16         4.16           147       1.12(a)          3.85            486           1.22(a)
    (0.21)           4.15        11.01           141       1.09(a)          5.27            108           1.19(a)
    (0.21)           3.94         1.23           200       0.99(a)          5.20            177           1.25(a)
    (0.21)           4.10         4.61           273       0.93(a)          5.01            242           1.38(a)

   $(0.23)          $4.36        10.46%     $ 47,480       0.87%(a)         2.70%           180%          0.87%(a)
    (0.17)           4.16         4.42        41,926       0.87(a)          4.10            486           0.87(a)
    (0.22)           4.15        11.31        44,244       0.82(a)          5.54            108           0.84(a)
    (0.22)           3.94         1.43        45,341       0.80(a)          5.39            177           0.90(a)
    (0.21)           4.10         4.76        44,793       0.78(a)          5.16            242           1.03(a)

   $(0.19)          $4.36         9.64%     $ 37,804       1.62%(a)         1.95%           180%          1.62%(a)
    (0.13)           4.16         3.64        17,474       1.62(a)          3.35            486           1.62(a)
    (0.19)           4.15        10.46         8,199       1.59(a)          4.77            108           1.59(a)
    (0.19)           3.94         0.70         8,400       1.51(a)          4.68            177           1.65(a)
    (0.19)           4.10         4.14         9,591       1.38(a)          4.56            242           1.78(a)

   $(0.19)          $4.36         9.91%     $ 12,975       1.62%(a)         1.95%           180%          1.62%(a)
    (0.12)           4.15         3.63         6,820       1.62(a)          3.35            486           1.62(a)
    (0.19)           4.14        10.49         1,079       1.59(a)          4.77            108           1.59(a)
    (0.19)           3.93         0.74           661       1.54(a)          4.65            177           1.65(a)
    (0.19)           4.09         4.05         1,190       1.34(a)          4.60            242           1.78(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                              NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                              -----------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2003#.......................    $9.79          $0.31            $ 0.95            $ 1.26           $(0.31)
Year ended 3/31/2002#.......................     9.87           0.44             (0.08)             0.36            (0.44)
Year ended 3/31/2001........................     9.38           0.60              0.48              1.08            (0.59)
Year ended 3/31/2000........................     9.86           0.58             (0.48)             0.10            (0.58)
Year ended 3/31/1999#.......................     9.90           0.58             (0.05)             0.53            (0.57)
INVESTOR A SHARES
Year ended 3/31/2003#.......................    $9.78          $0.29            $ 0.94            $ 1.23           $(0.29)
Year ended 3/31/2002#.......................     9.86           0.42             (0.08)             0.34            (0.42)
Year ended 3/31/2001........................     9.37           0.57              0.49              1.06            (0.57)
Year ended 3/31/2000........................     9.86           0.57             (0.50)             0.07            (0.56)
Year ended 3/31/1999#.......................     9.90           0.56             (0.05)             0.51            (0.55)
INVESTOR B SHARES
Year ended 3/31/2003#.......................    $9.79          $0.21            $ 0.95            $ 1.16           $(0.21)
Year ended 3/31/2002#.......................     9.87           0.34             (0.08)             0.26            (0.34)
Year ended 3/31/2001........................     9.38           0.50              0.49              0.99            (0.50)
Year ended 3/31/2000........................     9.86           0.49             (0.48)             0.01            (0.49)
Year ended 3/31/1999#.......................     9.90           0.49             (0.04)             0.45            (0.49)
INVESTOR C SHARES
Year ended 3/31/2003#.......................    $9.76          $0.21            $ 0.95            $ 1.16           $(0.21)
Year ended 3/31/2002#.......................     9.84           0.34             (0.08)             0.26            (0.34)
Year ended 3/31/2001........................     9.34           0.52              0.48              1.00            (0.50)
Year ended 3/31/2000........................     9.86           0.49             (0.52)            (0.03)           (0.49)
Year ended 3/31/1999#.......................     9.90           0.49             (0.04)             0.45            (0.49)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                                     WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                     ---------------
                                         RATIO OF         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------

   $10.74         13.02%    $132,009       0.71%(a)         3.02%           196%          0.84%(a)
     9.79          3.70      168,621       0.73(a)          4.44            522           0.86(a)
     9.87         11.97      153,799       0.75(a)          6.21            183           0.86(a)
     9.38          1.12      108,798       0.78(b)          6.17            348           0.90
     9.86          5.41      119,659       0.73(a)          5.70            600           0.84(a)

   $10.72         12.65%    $ 59,171       0.96%(a)         2.77%           196%          1.09%(a)
     9.78          3.45       54,167       0.98(a)          4.19            522           1.11(a)
     9.86         11.70       57,641       1.00(a)          5.96            183           1.11(a)
     9.37          0.80       57,485       1.03(b)          5.92            348           1.15
     9.86          5.16       19,167       0.98(a)          5.45            600           1.09(a)

   $10.74         11.91%    $ 62,227       1.71%(a)         2.02%           196%          1.84%(a)
     9.79          2.67       49,611       1.73(a)          3.44            522           1.86(a)
     9.87         10.86       27,544       1.75(a)          5.21            183           1.86(a)
     9.38          0.22       26,988       1.72(b)          5.23            348           1.90
     9.86          4.53       30,109       1.58(a)          4.85            600           1.84(a)

   $10.71         11.95%    $  3,435       1.71%(a)         2.02%           196%          1.84%(a)
     9.76          2.68        2,200       1.73(a)          3.44            522           1.86(a)
     9.84         11.03        1,213       1.75(a)          5.21            183           1.86(a)
     9.34         (0.22)         238       1.78(b)          5.17            348           1.90
     9.86          4.52          213       1.59(a)          4.84            600           1.84(a)


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                               -----------------------------------------------------------------------------------------------
INTERMEDIATE BOND+++
PRIMARY A SHARES
Year ended 3/31/2003#........   $ 9.41          $0.34            $ 0.64            $ 0.98           $(0.34)         $(0.12)
Year ended 3/31/2002#........     9.52           0.49             (0.11)             0.38            (0.49)             --
Year ended 3/31/2001#........     9.13           0.58              0.39              0.97            (0.58)             --
Period ended 3/31/2000**.....     9.52           0.49             (0.37)             0.12            (0.51)             --
INVESTOR A SHARES*
Year ended 3/31/2003#........   $ 9.43          $0.32            $ 0.65            $ 0.97           $(0.32)         $(0.12)
Year ended 3/31/2002#........     9.55           0.47             (0.12)             0.35            (0.47)             --
Year ended 3/31/2001#........     9.15           0.56              0.40              0.96            (0.56)             --
Period ended 3/31/2000.......     9.50           0.46             (0.34)             0.12            (0.47)             --
Period ended 5/14/1999.......     9.52           0.10             (0.04)             0.06            (0.08)             --
Year ended 2/28/1999.........     9.69           0.50             (0.03)             0.47            (0.53)          (0.11)
INVESTOR B SHARES
Year ended 3/31/2003#........   $ 9.39          $0.25            $ 0.64            $ 0.89           $(0.25)         $(0.12)
Year ended 3/31/2002#........     9.51           0.40             (0.12)             0.28            (0.40)             --
Year ended 3/31/2001#........     9.13           0.47              0.42              0.89            (0.51)             --
Period ended 3/31/2000**.....     9.52           0.22             (0.36)            (0.14)           (0.25)             --
INVESTOR C SHARES*
Year ended 3/31/2003#........   $10.39          $0.23            $ 0.75            $ 0.98           $(0.23)         $(0.12)
Year ended 3/31/2002#........    10.47           0.39             (0.08)             0.31            (0.39)             --
Year ended 3/31/2001#........     9.32           0.47              1.09              1.56            (0.41)             --
Period ended 3/31/2000.......     9.56           0.34             (0.23)             0.11            (0.35)             --
Period ended 5/14/1999.......     9.59           0.09             (0.04)             0.05            (0.08)             --
Year ended 2/28/1999.........     9.72           0.46                --              0.46            (0.48)          (0.11)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 ** Intermediate Bond Primary A and Investor B Shares commenced operations on
    May 21, 1999 and October 20, 1999.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                                                         ---------------
                                                         RATIO OF         RATIO OF          RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT       OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET          AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          NET ASSETS
--------------------------------------------------------------------------------------------------------

   $(0.46)         $ 9.93        10.62%     $695,894        0.70%           3.50%             0.70%
    (0.49)           9.41         4.04       261,018        0.78            4.80              0.86
    (0.58)           9.52        11.04        51,178        0.78            6.31              0.81
    (0.51)           9.13         1.29        18,365        0.81+           6.08+             1.05+

   $(0.44)         $ 9.96        10.43%     $ 31,915        0.95%           3.25%             0.95%
    (0.47)           9.43         3.66        58,167        1.03            4.55              1.11
    (0.56)           9.55        10.88        62,617        1.03            6.06              1.06
    (0.47)           9.15         1.34        45,207        1.06+           5.83+             1.30+
    (0.08)           9.50         0.66        61,412        1.09+           4.90+             1.12+
    (0.64)           9.52         4.89        63,404        0.90            5.14              0.90

   $(0.37)         $ 9.91         9.59%     $ 13,739        1.70%           2.50%             1.70%
    (0.40)           9.39         2.94         7,003        1.78            3.80              1.86
    (0.51)           9.51         9.99         1,290        1.78            5.31              1.81
    (0.25)           9.13         1.33           256        1.81+           5.08+             2.05+

   $(0.35)         $11.02         9.59%     $  5,605        1.70%           2.50%             1.70%
    (0.39)          10.39         2.94         2,586        1.78            3.80              1.86
    (0.41)          10.47        17.06           797        1.78            5.31              1.81
    (0.35)           9.32         1.18            15        1.81+           5.08+             2.05+
    (0.08)           9.56         0.47           469        1.57+           4.42+             1.84+
    (0.59)           9.59         4.76           495        1.39            4.67              1.65

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                               -----------------------------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2003#........   $ 9.66          $0.37            $ 0.51            $ 0.88           $(0.37)         $(0.17)
Year ended 3/31/2002#........     9.78           0.54             (0.12)             0.42            (0.54)             --
Year ended 3/31/2001.........     9.37           0.62              0.41              1.03            (0.62)             --
Year ended 3/31/2000.........     9.93           0.59             (0.52)             0.07            (0.59)          (0.04)
Year ended 3/31/1999.........    10.03           0.59             (0.04)             0.55            (0.59)          (0.06)
INVESTOR A SHARES
Year ended 3/31/2003#........   $ 9.65          $0.35            $ 0.51            $ 0.86           $(0.35)         $(0.17)
Year ended 3/31/2002#........     9.78           0.51             (0.13)             0.38            (0.51)             --
Year ended 3/31/2001.........     9.37           0.60              0.41              1.01            (0.60)             --
Year ended 3/31/2000.........     9.93           0.57             (0.52)             0.05            (0.57)          (0.04)
Year ended 3/31/1999.........    10.03           0.57             (0.04)             0.53            (0.57)          (0.06)
INVESTOR B SHARES
Year ended 3/31/2003#........   $ 9.66          $0.27            $ 0.50            $ 0.77           $(0.27)         $(0.17)
Year ended 3/31/2002#........     9.78           0.44             (0.12)             0.32            (0.44)             --
Year ended 3/31/2001.........     9.37           0.52              0.41              0.93            (0.52)             --
Year ended 3/31/2000.........     9.93           0.50             (0.52)            (0.02)           (0.50)          (0.04)
Year ended 3/31/1999.........    10.03           0.51             (0.04)             0.47            (0.51)          (0.06)
INVESTOR C SHARES
Year ended 3/31/2003#........   $ 9.65          $0.27            $ 0.51            $ 0.78           $(0.27)         $(0.17)
Year ended 3/31/2002#........     9.78           0.44             (0.13)             0.31            (0.44)             --
Year ended 3/31/2001.........     9.37           0.52              0.41              0.93            (0.52)             --
Year ended 3/31/2000.........     9.93           0.48             (0.52)            (0.04)           (0.48)          (0.04)
Year ended 3/31/1999.........    10.03           0.51             (0.04)             0.47            (0.51)          (0.06)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.54)         $10.00         9.32%    $2,482,229      0.67%(a)         3.75%           488%          0.67%(a)
    (0.54)           9.66         4.33      2,256,647      0.68(a)(b)       5.41            314           0.68(a)
    (0.62)           9.78        11.39      2,333,703      0.67(a)          6.53            120           0.67(a)
    (0.63)           9.37         0.97      1,793,913      0.67             6.20             63           0.69
    (0.65)           9.93         5.61      1,798,155      0.68(a)          5.86            107           0.78(a)

   $(0.52)         $ 9.99         9.05%    $   43,828      0.92%(a)         3.50%           488%          0.92%(a)
    (0.51)           9.65         3.96         40,902      0.93(a)(b)       5.16            314           0.93(a)
    (0.60)           9.78        11.11         27,220      0.92(a)          6.28            120           0.92(a)
    (0.61)           9.37         0.74         23,420      0.90             5.97             63           0.94
    (0.63)           9.93         5.40         32,119      0.88(a)          5.66            107           1.03(a)

   $(0.44)         $ 9.99         8.13%    $   18,783      1.67%(a)         2.75%           488%          1.67%(a)
    (0.44)           9.66         3.29         16,877      1.68(a)(b)       4.41            314           1.68(a)
    (0.52)           9.78        10.29          6,994      1.67(a)          5.53            120           1.67(a)
    (0.54)           9.37         0.05          5,637      1.59             5.28             63           1.69
    (0.57)           9.93         4.76          5,440      1.48(a)          5.06            107           1.78(a)

   $(0.44)         $ 9.99         8.24%    $    2,823      1.67%(a)         2.75%           488%          1.67%(a)
    (0.44)           9.65         3.18          2,387      1.68(a)(b)       4.41            314           1.68(a)
    (0.52)           9.78        10.28          1,321      1.67(a)          5.53            120           1.67(a)
    (0.52)           9.37       (0.24)            934      1.67             5.20             63           1.69
    (0.57)           9.93         4.90          1,137      1.40(a)          5.14            107           1.78(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                               -----------------------------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2003#........   $ 9.61          $0.46            $ 0.23            $ 0.69           $(0.46)         $   --
Year ended 3/31/2002#........     9.89           0.60             (0.28)             0.32            (0.60)             --
Year ended 3/31/2001#........     9.53           0.66              0.35              1.01            (0.65)             --
Year ended 3/31/2000.........    10.31           0.68             (0.78)            (0.10)           (0.68)          (0.00)##
Year ended 3/31/1999#........    10.55           0.66             (0.14)             0.52            (0.66)          (0.10)
INVESTOR A SHARES
Year ended 3/31/2003#........   $ 9.60          $0.45            $ 0.23            $ 0.68           $(0.45)         $   --
Year ended 3/31/2002#........     9.88           0.57             (0.28)             0.29            (0.57)             --
Year ended 3/31/2001#........     9.52           0.63              0.36              0.99            (0.63)             --
Year ended 3/31/2000.........    10.31           0.65             (0.79)            (0.14)           (0.65)          (0.00)##
Year ended 3/31/1999#........    10.55           0.63             (0.14)             0.49            (0.63)          (0.10)
INVESTOR B SHARES
Year ended 3/31/2003#........   $ 9.61          $0.37            $ 0.23            $ 0.60           $(0.37)         $   --
Year ended 3/31/2002#........     9.89           0.50             (0.28)             0.22            (0.50)             --
Year ended 3/31/2001#........     9.52           0.56              0.37              0.93            (0.56)             --
Year ended 3/31/2000.........    10.31           0.59             (0.79)            (0.20)           (0.59)          (0.00)##
Year ended 3/31/1999#........    10.55           0.57             (0.14)             0.43            (0.57)          (0.10)
INVESTOR C SHARES
Year ended 3/31/2003#........   $ 9.60          $0.37            $ 0.23            $ 0.60           $(0.37)         $   --
Year ended 3/31/2002#........     9.88           0.50             (0.28)             0.22            (0.50)             --
Year ended 3/31/2001#........     9.52           0.56              0.36              0.92            (0.56)             --
Year ended 3/31/2000.........    10.31           0.58             (0.79)            (0.21)           (0.58)          (0.00)##
Year ended 3/31/1999#........    10.55           0.57             (0.14)             0.43            (0.57)          (0.10)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                           RATIO           RATIO                        RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.46)         $ 9.84         7.39%     $136,688       0.78%(a)         4.79%           255%          0.88%(a)
    (0.60)           9.61         3.30       143,283       0.81(a)          5.76            199           0.91(a)
    (0.65)           9.89        11.06       177,877       0.72             6.76            238           0.84
    (0.68)           9.53        (0.95)      118,458       0.71(a)          6.80            107           0.90(a)
    (0.76)          10.31         5.00       317,937       0.70(a)          6.27             94           0.80(a)

   $(0.45)         $ 9.83         7.14%     $ 32,300       1.03%(a)         4.54%           255%          1.13%(a)
    (0.57)           9.60         3.05        26,543       1.06(a)          5.51            199           1.16(a)
    (0.63)           9.88        10.80        29,102       0.97             6.51            238           1.09
    (0.65)           9.52        (1.30)       30,870       0.96(a)          6.55            107           1.15(a)
    (0.73)          10.31         4.74        12,954       0.95(a)          6.02             94           1.05(a)

   $(0.37)         $ 9.84         6.33%     $ 36,736       1.78%(a)         3.79%           255%          1.88%(a)
    (0.50)           9.61         2.28        45,960       1.81(a)          4.76            199           1.91(a)
    (0.56)           9.89        10.08        50,251       1.72             5.76            238           1.84
    (0.59)           9.52        (1.98)       55,946       1.65(a)          5.86            107           1.90(a)
    (0.67)          10.31         4.11        67,651       1.55(a)          5.42             94           1.80(a)

   $(0.37)         $ 9.83         6.33%     $  3,541       1.78%(a)         3.79%           255%          1.88%(a)
    (0.50)           9.60         2.28         1,997       1.81(a)          4.76            199           1.91(a)
    (0.56)           9.88         9.98         1,527       1.72             5.76            238           1.84
    (0.58)           9.52        (2.04)        1,202       1.71(a)          5.80            107           1.90(a)
    (0.67)          10.31         4.09         1,474       1.56(a)          5.41             94           1.80(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                               -----------------------------------------------------------------------------------------------
HIGH YIELD BOND+++
PRIMARY A SHARES
Year ended 3/31/2003#........   $ 8.86          $0.77            $(0.29)           $ 0.48           $(0.77)         $   --
Year ended 3/31/2002#........     9.27           0.86             (0.34)             0.52            (0.88)          (0.05)
Year ended 3/31/2001#........     9.90           0.96             (0.54)             0.42            (1.05)             --
Period ended 3/31/2000*#.....    10.00           0.09             (0.11)            (0.02)           (0.08)             --
INVESTOR A SHARES
Year ended 3/31/2003#........   $ 8.80          $0.75            $(0.28)           $ 0.47           $(0.75)         $   --
Year ended 3/31/2002#........     9.22           0.80             (0.32)             0.48            (0.85)          (0.05)
Year ended 3/31/2001#........     9.88           0.96             (0.58)             0.38            (1.04)             --
Period ended 3/31/2000*#.....    10.00           0.08             (0.12)            (0.04)           (0.08)             --
INVESTOR B SHARES
Year ended 3/31/2003#........   $ 8.80          $0.69            $(0.29)           $ 0.40           $(0.69)         $   --
Year ended 3/31/2002#........     9.21           0.76             (0.33)             0.43            (0.79)          (0.05)
Year ended 3/31/2001#........     9.88           0.92             (0.62)             0.30            (0.97)             --
Period ended 3/31/2000**#....    10.00           0.07             (0.12)            (0.05)           (0.07)             --
INVESTOR C SHARES
Year ended 3/31/2003#........   $ 8.77          $0.69            $(0.30)           $ 0.39           $(0.69)         $   --
Year ended 3/31/2002#........     9.19           0.76             (0.34)             0.42            (0.79)          (0.05)
Year ended 3/31/2001#........     9.87           0.90             (0.61)             0.29            (0.97)             --
Period ended 3/31/2000***#...    10.02           0.04             (0.12)            (0.08)           (0.07)             --

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.

  * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor B Shares commenced operations on February 17, 2000.

 ***High Yield Bond Investor C Shares commenced operations on March 8, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                                                         ---------------
                                                         RATIO OF         RATIO OF          RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT       OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET          AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          NET ASSETS
--------------------------------------------------------------------------------------------------------

   $(0.77)          $8.57         6.19%     $460,639       0.90%            9.47%              0.90%
    (0.93)           8.86         6.05       194,867       0.93             9.75               1.00
    (1.05)           9.27         4.51        61,181       0.93            10.97               1.45
    (0.08)           9.90        (0.12)        9,394       0.93+            7.03+             12.66+

   $(0.75)          $8.52         6.07%     $ 97,154       1.15%            9.22%              1.15%
    (0.90)           8.80         5.69        31,551       1.18             9.50               1.25
    (1.04)           9.22         3.99         8,344       1.18            10.72               1.70
    (0.08)           9.88        (0.33)          371       1.18+            6.78+             12.91+

   $(0.69)          $8.51         5.20%     $ 95,110       1.90%            8.47%              1.90%
    (0.84)           8.80         5.06        64,091       1.93             8.75               2.00
    (0.97)           9.21         3.29        22,106       1.93             9.97               2.45
    (0.07)           9.88        (0.47)        3,426       1.93+            6.03+             13.66+

   $(0.69)          $8.47         5.09%     $ 32,453       1.90%            8.47%              1.90%
    (0.84)           8.77         4.96        15,213       1.93             8.75               2.00
    (0.97)           9.19         3.20         1,891       1.93             9.97               2.45
    (0.07)           9.87        (0.76)           59       1.93+            6.03+             13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of Funds Trust: Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, Short-Intermediate Government Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (95.8% for Intermediate Bond Master Portfolio and 95.0% for High Yield Bond Master Portfolio at March 31, 2003). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

Certain Funds invest securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

NATIONS FUNDS

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and

NATIONS FUNDS
losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in interest income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the related amounts recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold.

NATIONS FUNDS

Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds had dollar rolls outstanding as of March 31, 2003, which are included in Payable for investment securities purchased on each Statement of net assets. Each Fund maintains a segregated account of U.S. Government securities or other liquid assets, the dollar value of which is equal to its obligation with respect to dollar rolls.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. The Funds may declare and pay distributions of net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividend and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, dated January 1, 2003, a wholly-owned subsidiary of Banc of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Prior to January 1, 2003, Funds Trust had an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Fund:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Income, Short-Intermediate Government............     0.30%
Bond........................................................     0.40%
Strategic Income............................................     0.50%

                                                                                    FEES ON AVERAGE    FEES ON AVERAGE
                                                               FEES ON AVERAGE     DAILY NET ASSETS    DAILY NET ASSETS
                                                               DAILY NET ASSETS      BETWEEN $200         EXCEEDING
                                                              UP TO $200 MILLION   AND $250 MILLION      $250 MILLION
                                                              ---------------------------------------------------------
Government Securities.......................................        0.50%                0.45%              0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Effective January 1, 2003, BACAP serves as adviser to the Funds without a sub-adviser. Prior to January 1, 2003, Funds Trust had a sub-advisory agreement with BA Advisors and BACAP pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.15% of each Fund's average daily net assets.

The High Yield Bond Feeder Fund indirectly pays for sub-advisory services through its investments in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolios).

Effective January 1, 2003, BACAP Distributors, LLC (BACAP Distributors) (formerly BA Advisors) serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of Funds Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. For the period beginning August 1, 2002 and until July 31, 2003, BACAP Distributors (prior to January 1, 2003, Stephens) has agreed to waive 0.05% of its administration fees for Government Securities Fund. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.17% (annualized) of the Funds' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, Stephens and BA Advisors earned 0.08% and 0.10% (both annualized), respectively, of the Funds' average daily net assets for their co-administration services.

NATIONS FUNDS

BACAP and/or its affiliates, from time to time, reduce its fees payable by each Fund. During the fiscal year ended March 31, 2003 and until July 31, 2003, BACAP (BA Advisors prior to January 1, 2003) has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income...........................................  0.10%
Government Securities.......................................  0.10%*
Strategic Income............................................  0.10%

---------------

 *Contractual advisory fees are based on asset breakpoints causing this percentage to fluctuate, as the advisory waiver is subject to change in order to maintain a maximum advisory fee of 0.40% of Government Securities' average daily net assets. The advisory fee waiver presented reflects the maximum advisory fee waiver.

In addition, during the year ended March 31, 2003 and until July 31, 2003, BACAP has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense, shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
Intermediate Bond Fund......................................     0.81%
High Yield Bond Fund........................................     0.93%

BACAP is entitled to recover from Intermediate Bond Fund any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. At March 31, 2003, for Intermediate Bond Fund no fees were recoverable by BACAP pursuant to this arrangement.

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2003, expenses of the Funds were reduced by $14,133 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% attributable to the net assets of the Primary A shares of the Funds. For the year ended March 31, 2003, Bank of America earned approximately $74,991 for providing such services and is included in "Transfer agent fees" in the Statements of operations.

BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares. For the year ended March 31, 2003, the Funds were informed that the distributors received the following:

                                                                FRONT END             CONTINGENT DEFERRED
                                                              SALES CHARGE                SALES CHARGE
                                                                  (000)                      (000)
                                                              -------------   ------------------------------------
FUND                                                           INVESTOR A     INVESTOR A   INVESTOR B   INVESTOR C
------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $100           $49          $ --*        $37
Short-Intermediate Government...............................       180            --            66           7
Government Securities.......................................       208            24           129           1
Intermediate Bond...........................................        80            12            24           4
Bond........................................................        48             4            29           4
Strategic Income............................................       153            --            64           1
High Yield Bond.............................................       514            12           239          27

---------------

 *Amount represents less than $500.

NATIONS FUNDS

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statement of net assets. Funds Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund, a portfolio of Funds Trust. Strategic Income Fund and Bond Fund have invested in High Yield Portfolio, a portfolio of Master Trust. The income earned from such investments is included in their Statements of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. In addition, Funds Trust has adopted a shareholder administration plan for Primary B Shares of Short-Intermediate Government Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The administration plan permits the Short-Intermediate Government Fund to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                                 CURRENT RATE          PLAN
                                                              (AFTER FEE WAIVERS)      LIMIT
                                                              ------------------------------
PRIMARY B SHAREHOLDER ADMINISTRATION PLAN:
Short-Intermediate Government...............................         0.50%*            0.60%
INVESTOR A COMBINED DISTRIBUTION AND SHAREHOLDER SERVICING
  PLAN......................................................         0.25%**           0.25%
INVESTOR B AND INVESTOR C SHAREHOLDER SERVICING PLANS.......         0.25%             0.25%
INVESTOR B AND INVESTOR C DISTRIBUTION PLANS................         0.75%             0.75%

---------------

 * During the year ended March 31, 2003 and until July 31, 2003, BACAP Distributors has agreed to waive Primary B Shareholder Administration fees as a percentage of the Short- Intermediate Government Fund's average daily net assets at an annual rate of 0.10%.

 **Short-Term Income Fund pays its shareholder servicing fees under a separate servicing plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              --------------------
Short-Term Income...........................................  $285,634    $ 33,757
Short-Intermediate Government...............................     8,636      24,249
Government Securities.......................................     5,115       7,191
Bond........................................................   802,715     946,418
Strategic Income............................................    42,515      22,365

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2003 were as follows:

                                                               PURCHASES       SALES
                                                                 (000)         (000)
                                                              -------------------------
Short-Term Income...........................................  $ 1,018,789   $   377,029
Short-Intermediate Government...............................    1,066,342       774,497
Government Securities.......................................      571,203       434,089
Bond........................................................   11,266,649    10,808,688
Strategic Income............................................      395,544       342,044

5.  FUTURES CONTRACTS

At March 31, 2003, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2003(a)..............................................       (5)        $    (566)         $    (567)         $  (1)
U.S. 2 year Treasury Note Future (long position) expiring
  June 2003(a)..............................................      365            78,467             78,669            202
                                                                                                                    -----
  Total net unrealized appreciation.........................                                                        $ 201
                                                                                                                    =====
SHORT-INTERMEDIATE GOVERNMENT FUND:
90 Day Euro Futures (long position) expiring June 2003(a)...      240            59,283             59,310          $  27
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................      240            58,527             58,578             51
U.S. 2 year Treasury Note Future (long position) expiring
  June 2003(a)..............................................       30             6,461              6,465              4
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      686            78,703             78,804            101
90 Day Euro Futures (short position) expiring December
  2003(a)...................................................     (479)         (118,014)          (118,104)           (90)
U.S. 5 year Treasury Note Futures (short position) expiring
  December 2002(a)..........................................      (30)           (3,398)            (3,405)            (7)
U.S. 20 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      (10)           (1,130)            (1,127)             3
                                                                                                                    -----
  Total net unrealized appreciation.........................                                                        $  89
                                                                                                                    =====

NATIONS FUNDS

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND:
90 Day Euro Futures (long position) expiring June 2003(a)...      122         $  30,135          $  30,149          $  14
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................      122            29,751             29,777             26
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      346            39,572             39,747            175
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2003(a)..............................................      258            29,285             29,090           (195)
90 Day Euro Futures (short position) expiring December
  2003(a)...................................................     (244)          (60,115)           (60,161)           (46)
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2003(a)..............................................      (10)           (1,135)            (1,135)            --
                                                                                                                    -----
  Total net unrealized depreciation.........................                                                        $ (26)
                                                                                                                    =====
BOND FUND:
90 Day Euro Futures (long position) expiring June 2003(a)...    1,208           298,391            298,527          $ 136
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................    1,208           294,586            294,843            257
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      416            47,096             47,216            120
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................    1,006           115,774            115,564           (210)
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2003(a)..............................................      964           109,377            108,691           (686)
90 Day Euro Futures (short position) expiring December
  2003(a)...................................................   (1,417)         (595,488)          (595,942)          (454)
                                                                                                                    -----
  Total net unrealized depreciation.........................                                                        $(837)
                                                                                                                    =====
STRATEGIC INCOME FUND:
90 Day Euro Futures (long position) expiring June 2003(a)...       24         $   5,929          $   5,931          $   2
90 Day Euro Futures (long position) expiring March
  2004(a)...................................................       80            19,690             19,670            (20)
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................       24             5,853              5,858              5
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................       56             6,343              6,356             13
Euro Bond Futures (long position) expiring June 2003(a).....       37             4,659              4,631            (28)
U.S. 10 year Treasury Bond Futures (long position) expiring
  June 2003(a)..............................................        4               454                459              5
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2003(a)..............................................       60             6,895              6,765           (130)
90 Day Euro Futures (short position) expiring December
  2003(a)...................................................      (48)          (11,826)           (11,835)            (9)
                                                                                                                    -----
  Total net unrealized depreciation.........................                                                        $(162)
                                                                                                                    =====

---------------

(a)Securities have been segregated as collateral for the Fund's open futures contracts.

6.  WRITTEN OPTIONS

Written options for the year ended March 31, 2003 aggregated the following:

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS    (000)
----------------------------------------------------------------------------------
SHORT INTERMEDIATE GOVERNMENT:
Outstanding at March 31, 2002...............................       --     $    --
Contracts opened............................................      134       1,444
Contracts closed............................................      (55)       (642)
Contracts expired...........................................      (55)       (649)
                                                               ------     -------
Outstanding at March 31, 2003...............................       24     $   153
                                                               ======     =======
GOVERNMENT SECURITIES:
Outstanding at March 31, 2002...............................       --     $    --
Contracts opened............................................       68         740
Contracts closed............................................      (28)       (329)
Contracts expired...........................................      (28)       (334)
                                                               ------     -------
Outstanding at March 31, 2003...............................       12     $    77
                                                               ======     =======

NATIONS FUNDS

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS    (000)
----------------------------------------------------------------------------------
BOND:
Outstanding at March 31, 2002...............................       --     $    --
Contracts opened............................................   12,711       8,277
Contracts closed............................................     (303)     (3,867)
Contracts expired...........................................     (273)     (3,267)
                                                               ------     -------
Outstanding at March 31, 2003...............................   12,135     $ 1,143
                                                               ======     =======
STRATEGIC INCOME:
Outstanding at March 31, 2002...............................       --     $    --
Contracts opened............................................       14         148
Contracts closed............................................       (6)        (66)
Contracts expired...........................................       (6)        (66)
                                                               ------     -------
Outstanding at March 31, 2003...............................        2     $    16
                                                               ======     =======

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2003, the following Funds had forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                            VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE   APPRECIATION/
                                                               WHEN OPENED         WHEN OPENED      OF CONTRACT    (DEPRECIATION)
                                              LOCAL         (LOCAL CURRENCY)      (US DOLLARS)      (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                 CURRENCY              (000)               (000)            (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
BOND:
CONTRACTS TO BUY:
Expiring April 14, 2003...............  Australian Dollar           5,116           $  3,000          $  3,087         $  87
Expiring April 14, 2003...............  Australian Dollar          11,261              6,500             6,796           296
Expiring April 23, 2003...............  Australian Dollar           6,028              3,500             3,635           135
Expiring April 23, 2003...............  Australian Dollar           5,158              3,000             3,110           110
Expiring May 5, 2003..................  Australian Dollar          11,253              6,500             6,778           278
Expiring May 20, 2003.................  Australian Dollar           5,124              3,000             3,081            81
Expiring May 20, 2003.................  Australian Dollar           5,044              3,000             3,033            33
Expiring May 20, 2003.................  Australian Dollar           4,991              3,000             3,001             1
Expiring June 5, 2003.................  Australian Dollar           8,234              5,000             4,944           (56)
Expiring June 5, 2003.................  Australian Dollar           1,642              1,000               986           (14)
Expiring June 5, 2003.................  Australian Dollar             821                500               493            (7)
Expiring June 5, 2003.................  Australian Dollar           4,904              3,000             2,945           (55)
Expiring May 20, 2003.................  Australian Dollar             888                531               534             3
Expiring June 5, 2003.................  Australian Dollar           1,693              1,000             1,017            17
Expiring June 5, 2003.................  Australian Dollar           1,693              1,000             1,017            17
Expiring June 5, 2003.................  Australian Dollar             312                184               187             3
Expiring June 5, 2003.................  Australian Dollar           1,710              1,000             1,027            27
Expiring June 5, 2003.................  Australian Dollar           1,677              1,000             1,007             7
Expiring June 5, 2003.................  Australian Dollar           1,670              1,000             1,003             3
Expiring June 5, 2003.................   Canadian Dollar            4,465              3,000             3,025            25
Expiring June 5, 2003.................   Canadian Dollar            4,432              3,000             3,002             2
Expiring June 5, 2003.................   Canadian Dollar            4,432              3,000             3,002             2
Expiring June 5, 2003.................   Canadian Dollar            1,471              1,000               996            (4)
Expiring June 5, 2003.................   Canadian Dollar            1,481              1,000             1,003             3
Expiring June 5, 2003.................   Canadian Dollar              744                500               504             4
Expiring June 5, 2003.................   Canadian Dollar            1,496              1,000             1,013            13
Expiring May 27, 2003.................        Euro                  3,000              3,307             3,267           (40)
Expiring June 11, 2003................        Euro                  3,500              3,853             3,809           (44)
Expiring June 11, 2003................        Euro                  1,000              1,098             1,088           (10)
Expiring June 11, 2003................        Euro                  1,000              1,100             1,088           (12)
Expiring June 11, 2003................        Euro                  1,000              1,097             1,088            (9)
Expiring June 16, 2003................        Euro                  9,000              9,884             9,794           (90)

NATIONS FUNDS

                                                                                                                     UNREALIZED
                                                            VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE   APPRECIATION/
                                                               WHEN OPENED         WHEN OPENED      OF CONTRACT    (DEPRECIATION)
                                              LOCAL         (LOCAL CURRENCY)      (US DOLLARS)      (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                 CURRENCY              (000)               (000)            (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Expiring June 29, 2003................        Euro                  1,000           $  1,066          $  1,088         $  22
Expiring June 29, 2003................        Euro                  2,000              2,131             2,176            45
Expiring May 6, 2003..................    Japanese Yen            581,370              5,000             4,909           (91)
Expiring May 6, 2003..................    Japanese Yen            581,187              5,000             4,907           (93)
Expiring May 6, 2003..................    Japanese Yen            604,340              5,000             5,103           103
Expiring May 6, 2003..................    Japanese Yen            598,183              5,000             5,051            51
Expiring May 6, 2003..................    Japanese Yen            239,800              2,000             2,025            25
Expiring May 6, 2003..................    Japanese Yen            240,180              2,000             2,028            28
Expiring May 6, 2003..................    Japanese Yen            125,000              1,053             1,055             2
Expiring May 20, 2003.................    Japanese Yen             96,246                823               813           (10)
Expiring May 20, 2003.................    Japanese Yen            470,097              4,031             3,971           (60)
Expiring May 20, 2003.................    Japanese Yen             93,809                804               792           (12)
Expiring May 20, 2003.................    Japanese Yen             94,527                801               799            (2)
Expiring May 20, 2003.................    Japanese Yen            140,858              1,194             1,190            (4)
Expiring May 20, 2003.................    Japanese Yen            188,964              1,583             1,596            13
Expiring May 20, 2003.................     Korean Won           2,000,000              1,654             1,588           (66)
Expiring May 20, 2003.................     Korean Won           5,000,000              4,134             3,971          (163)
Expiring May 20, 2003.................     Korean Won           3,000,000              2,483             2,383          (100)
Expiring May 20, 2003.................     Korean Won           2,500,000              2,074             1,985           (89)
Expiring May 20, 2003.................     Korean Won           1,000,000                830               794           (36)
Expiring May 20, 2003.................     Korean Won           2,000,000              1,676             1,588           (88)
Expiring May 20, 2003.................     Korean Won           1,000,000                838               794           (44)
Expiring May 20, 2003.................     Korean Won           1,000,000                829               794           (35)
                                                                                                                       -----
Net unrealized appreciation...........                                                                                 $ 202
                                                                                                                       =====
CONTRACTS TO SELL:
Expiring April 14, 2003...............  Australian Dollar         (16,299)            (9,500)           (9,837)         (337)
Expiring April 23, 2003...............  Australian Dollar         (11,128)            (6,500)           (6,710)         (210)
Expiring May 5, 2003..................  Australian Dollar         (11,253)            (6,613)           (6,778)         (165)
Expiring May 20, 2003.................  Australian Dollar         (16,046)            (9,609)           (9,650)          (41)
Expiring June 5, 2003.................  Australian Dollar          (4,938)            (3,000)           (2,965)           35
Expiring June 5, 2003.................  Australian Dollar          (5,791)            (3,500)           (3,477)           23
Expiring June 5, 2003.................  Australian Dollar          (1,672)            (1,000)           (1,004)           (4)
Expiring June 5, 2003.................  Australian Dollar          (1,676)            (1,000)           (1,006)           (6)
Expiring June 5, 2003.................  Australian Dollar            (888)              (530)             (533)           (3)
Expiring June 5, 2003.................  Australian Dollar          (2,553)            (1,500)           (1,533)          (33)
Expiring June 5, 2003.................        Euro                 (6,500)            (7,087)           (7,075)           12
Expiring May 6, 2003..................    Japanese Yen         (3,034,860)           (25,741)          (25,626)          115
Expiring May 20, 2003.................    Japanese Yen           (196,591)            (1,654)           (1,661)           (7)
Expiring May 20, 2003.................    Japanese Yen           (492,490)            (4,134)           (4,160)          (26)
Expiring May 20, 2003.................    Japanese Yen           (294,695)            (2,483)           (2,490)           (7)
Expiring May 20, 2003.................    Japanese Yen           (245,786)            (2,074)           (2,076)           (2)
Expiring May 20, 2003.................    Japanese Yen            (97,982)              (830)             (828)            2
Expiring May 20, 2003.................    Japanese Yen           (195,198)            (1,677)           (1,649)           28
Expiring May 20, 2003.................    Japanese Yen            (98,087)              (838)             (829)            9
Expiring May 20, 2003.................    Japanese Yen            (96,899)              (829)             (819)           10
Expiring June 29, 2003................    Japanese Yen           (127,190)            (1,066)           (1,076)          (10)
Expiring June 29, 2003................    Japanese Yen           (254,380)            (2,131)           (2,151)          (20)
Expiring May 20, 2003.................     Korean Won          (1,000,000)              (823)             (794)           29
Expiring May 20, 2003.................     Korean Won          (5,000,000)            (4,031)           (3,971)           60
Expiring May 20, 2003.................     Korean Won          (1,000,000)              (804)             (794)           10
Expiring May 20, 2003.................     Korean Won          (1,000,000)              (801)             (794)            7
Expiring May 20, 2003.................     Korean Won          (1,500,000)            (1,194)           (1,191)            3
Expiring May 20, 2003.................     Korean Won          (2,000,000)            (1,583)           (1,588)           (5)
Expiring April 22, 2003...............     Swiss Franc             (8,129)            (6,000)           (6,019)          (19)
Expiring May 20, 2003.................     Swiss Franc             (1,353)            (1,000)           (1,003)           (3)
Expiring May 20, 2003.................     Swiss Franc               (679)              (500)             (503)           (3)

NATIONS FUNDS

                                                                                                                     UNREALIZED
                                                            VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE   APPRECIATION/
                                                               WHEN OPENED         WHEN OPENED      OF CONTRACT    (DEPRECIATION)
                                              LOCAL         (LOCAL CURRENCY)      (US DOLLARS)      (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                 CURRENCY              (000)               (000)            (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Expiring May 20, 2003.................     Swiss Franc             (1,348)          $ (1,000)         $   (999)        $   1
Expiring May 27, 2003.................     Swiss Franc             (2,717)            (2,000)           (2,013)          (13)
Expiring May 27, 2003.................     Swiss Franc             (4,375)            (3,307)           (3,242)           65
Expiring June 16, 2003................     Swiss Franc            (13,136)            (9,884)           (9,740)          144
                                                                                                                       -----
  Net unrealized depreciation.........                                                                                 $(361)
                                                                                                                       -----
Total net unrealized depreciation.....                                                                                 $(159)
                                                                                                                       =====
STRATEGIC INCOME FUND
CONTRACTS TO BUY:
Expiring May 5, 2003..................  Australian Dollar           3,463              2,000             2,085            85
Expiring June 5, 2003.................  Australian Dollar             821                500               493            (7)
Expiring June 5, 2003.................  Australian Dollar             817                500               491            (9)
Expiring June 5, 2003.................  Australian Dollar             851                500               511            11
Expiring June 5, 2003.................   Canadian Dollar              739                500               500            --*
Expiring June 5, 2003.................   Canadian Dollar              746                500               505             5
Expiring May 27, 2003.................        Euro                    500                536               544             8
Expiring May 27, 2003.................        Euro                    500                551               544            (7)
Expiring June 11, 2003................        Euro                  1,500              1,653             1,633           (20)
Expiring June 29, 2003................        Euro                    500                533               544            11
Expiring May 20, 2003.................    Japanese Yen             93,906                796               793            (3)
Expiring May 20, 2003.................     Korean Won           1,000,000                827               794           (33)
Expiring May 20, 2003.................     Korean Won             500,000                415               397           (18)
Expiring May 20, 2003.................     Korean Won             500,000                419               397           (22)
Expiring April 22, 2003...............     Swiss Franc                677                492               501             9
                                                                                                                       -----
Net unrealized appreciation...........                                                                                 $  10
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring May 5, 2003..................  Australian Dollar          (3,463)            (2,035)           (2,085)          (50)
Expiring June 5, 2003.................  Australian Dollar            (827)              (500)             (497)            3
Expiring June 5, 2003.................  Australian Dollar            (851)              (500)             (511)          (11)
Expiring June 10, 2003................        Euro                   (500)              (549)             (544)            5
Expiring June 11, 2003................        Euro                 (1,000)            (1,090)           (1,088)            2
Expiring May 20, 2003.................    Japanese Yen            (98,232)              (828)             (830)           (2)
Expiring May 20, 2003.................    Japanese Yen            (49,157)              (415)             (415)           --*
Expiring May 20, 2003.................    Japanese Yen            (48,800)              (419)             (412)            7
Expiring June 29, 2003................    Japanese Yen            (63,595)              (533)             (538)           (5)
Expiring May 20, 2003.................     Korean Won          (1,000,000)              (796)             (794)            2
Expiring April 22, 2003...............     Swiss Franc               (677)              (500)             (502)           (2)
Expiring May 20, 2003.................     Swiss Franc               (679)              (500)             (503)           (3)
Expiring May 20, 2003.................     Swiss Franc               (674)              (500)             (499)            1
Expiring May 27, 2003.................     Swiss Franc               (726)              (536)             (538)           (2)
Expiring May 27, 2003.................     Swiss Franc               (729)              (551)             (541)           10
                                                                                                                       -----
Net unrealized depreciation...........                                                                                 $ (45)
                                                                                                                       -----
Total net unrealized depreciation.....                                                                                 $ (35)
                                                                                                                       =====

---------------

 *Amount represents less than $500.

NATIONS FUNDS

8.  SWAP CONTRACTS

At March 31, 2003, the following Funds had swap contracts outstanding:

                                                                                                               UNREALIZED
                                  NOTIONAL                                                                   APPRECIATION/
                                   AMOUNT                                                                    (DEPRECIATION)
DESCRIPTION                        (000)      PAYMENTS MADE BY THE FUND     PAYMENTS RECEIVED BY THE FUND        (000)
---------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
Contract with Lehman Brothers,
  effective May 1, 2001,
  expiring May 1, 2006(a)......   $ 14,000    3-month LIBOR                 5.474%                              $ 1,298
Contract with Lehman Brothers,
  effective May 1, 2001,
  expiring May 1, 2004(a)......     18,000    3-month LIBOR                 5.074%                                  720
Contract with Salomon Smith
  Barney, effective November
  12, 2002, expiring May 15,                  U.S. Treasury Strip           3-month LIBOR
  2017(a)......................      7,466    Compounding Interest          -0.08%                                 (161)
Contract with Morgan Stanley,
  effective February 28, 2003,                Lehman CMBS Aaa Index         Lehman CMBS Aaa Index Fixed
  expiring May 30, 2003(a).....     10,600    Floating Total Return         Total Return                             (5)
                                              Lehman CMBS Aaa Index
Contract with Morgan Stanley,                 [Current floating rate
  effective March 31, 2003,                   minus prior floating rate]    Lehman CMBS Aaa Index Spread
  expiring June 30, 2003(a)....      5,900    X factor                      plus 0.30%                               10
                                                                                                                -------
Total net unrealized
  appreciation.................                                                                                 $ 1,862
                                                                                                                =======
GOVERNMENT SECURITIES FUND:
Contract with Lehman Brothers,
  effective May 1, 2001,
  expiring May 1, 2004(a)......   $ 13,200    3-month LIBOR                 5.074%                              $   528
Contract with Lehman Brothers,
  effective May 1, 2001,
  expiring May 1, 2006(a)......      6,500    3-month LIBOR                 5.474%                                  603
Contract with Morgan Stanley,
  effective February 28, 2002,                Lehman CMBS Aaa Index         Lehman CMBS Aaa Index Fixed
  expiring May 30, 2003(a).....      5,400    Floating Total Return         Total Return                             (3)
                                              Lehman CMBS Aaa Index
Contract with Morgan Stanley,                 [Current floating rate
  effective March 31, 2003,                   minus prior floating rate]    Lehman CMBS Aaa Index Spread
  expiring June 30, 2003(a)....      2,960    X factor                      plus 0.30%                                6
Contract with Salomon Smith
  Barney, effective November
  12, 2002, expiring May 15,                  U.S. Treasury Strip           3-month LIBOR
  2017(a)......................      3,781    Compounding Interest          -0.08%                                  (82)
                                                                                                                -------
Total net unrealized
  appreciation.................                                                                                 $ 1,052
                                                                                                                =======
BOND FUND:
Contract with JP Morgan Chase,
  effective June 24, 2003,
  expiring June 24, 2013(a)....   $ 15,000    4.504%                        3-month LIBOR                       $  (172)
Contract with Lehman Brothers,
  effective November 1, 2002,
  expiring November 1,                        1-month LIBOR                 Lehman Baa Index
  2003(a)......................     39,500    +0.90%                        Total Return                           (289)

NATIONS FUNDS

                                                                                                               UNREALIZED
                                  NOTIONAL                                                                   APPRECIATION/
                                   AMOUNT                                                                    (DEPRECIATION)
DESCRIPTION                        (000)      PAYMENTS MADE BY THE FUND     PAYMENTS RECEIVED BY THE FUND        (000)
---------------------------------------------------------------------------------------------------------------------------
Contract with Morgan Stanley,
  effective March 31, 2003,                   Lehman CMBS Aaa Index         Lehman CMBS Aaa Index Fixed
  expiring June 30, 2003(a)....   $ 29,562    Floating Total Return         Total Return                        $    51
                                              Lehman CMBS Aaa Index
Contract with Morgan Stanley,                 [Current floating rate
  effective February 28, 2003,                minus prior floating rate]    Lehman CMBS Aaa Index Spread
  expiring May 30, 2003(a).....     54,000    X factor                      plus 0.30%                              (26)
Contract with Salomon Smith
  Barney, effective November
  12, 2002, expiring May 15,                  U.S. Treasury Strip           3-month LIBOR
  2017(a)......................     36,614    Compounding Interest          -0.08%                                 (788)
Contract with Salomon Smith
  Barney, effective June 11,
  2003, expiring June 11,
  2013(a)......................     30,000    4.181%                        3-month LIBOR                           410
Contract with Salomon Smith
  Barney, effective June 13,
  2003, expiring June 13,
  2013(a)......................     15,000    4.139%                        3-month LIBOR                           260
Contract with Salomon Smith
  Barney, effective February 1,
  2005, expiring February 1,
  2007(a)......................     77,350    4.830%                        3-month EURIBOR                      (1,748)
Contract with Salomon Smith
  Barney, effective February 1,
  2005, expiring February 1,
  2007(a)......................     77,350    4.520%                        3-month EURIBOR                      (1,274)
Contract with Salomon Smith
  Barney, effective March 21,
  2003, expiring March 25,
  2008(a)......................      7,500    6-month EURIBOR               3.655%                                   96
Contract with Salomon Smith
  Barney, effective April 1,
  2003, expiring April 1,
  2008(a)......................     15,000    6-month EURIBOR               3.520%                                   91
Contract with Salomon Smith
  Barney, effective March 21,
  2003, expiring March 21,
  2013(a)......................      7,500    6-month EURIBOR               4.385%                                  121
Contract with Salomon Smith
  Barney, effective March 31,
  2003, expiring March 28,
  2013(a)......................     15,000    6-month EURIBOR               4.345%                                  189
Contract with Salomon Smith
  Barney, effective June 11,
  2003, expiring June 11,
  2013(a)......................     30,250    3-month EURO                  4.093%                                 (465)
Contract with Salomon Smith
  Barney, effective June 13,
  2003, expiring June 13,
  2013(a)......................     14,000    3-month EURO                  4.082%                                 (231)
Contract with JP Morgan,
  effective June 24, 2003,
  expiring June 24, 2013(a)....     15,000    6-month EURO                  4.453%                                  234

NATIONS FUNDS

                                                                                                               UNREALIZED
                                  NOTIONAL                                                                   APPRECIATION/
                                   AMOUNT                                                                    (DEPRECIATION)
DESCRIPTION                        (000)      PAYMENTS MADE BY THE FUND     PAYMENTS RECEIVED BY THE FUND        (000)
---------------------------------------------------------------------------------------------------------------------------
Contract with Salomon Smith
  Barney, effective March 19,
  2003, expiring March 19,
  2008(a)......................   $  5,125    4.490%                        6-month GBP LIBOR                   $  (114)
Contract with Salomon Smith
  Barney, effective March 28,
  2003, expiring March 28,
  2013(a)......................     10,250    4.280%                        6-month GBP LIBOR                       (80)
Contract with Salomon Smith
  Barney, effective March 27,
  2003, expiring March 27,
  2013(a)......................      9,750    4.725%                        6-month GBP LIBOR                      (188)
Contract with Salomon Smith
  Barney, effective January 27,
  2003, expiring January 28,
  2013(a)......................     10,000    6-month GBP LIBOR             4.565%                                   (9)
Contract with Salomon Smith
  Barney, effective January 27,
  2003, expiring January 27,
  2033(a)......................      5,000    4.560%                        6-month GBP LIBOR                       243
Contract with Salomon Smith
  Barney, effective February
  18, 2003, expiring February
  18, 2013(a)..................      4,000    6-month GBP LIBOR             4.545%                                  (11)
Contract with Salomon Smith
  Barney, effective March 19,
  2003, expiring March 19,
  2013(a)......................      4,875    4.845%                        6-month GBP LIBOR                      (169)
Contract with Salomon Smith
  Barney, effective March 20,
  2003, expiring March 20,
  2013(a)......................      5,000    6-month GBP LIBOR             4.825%                                  160
Contract with Salomon Smith
  Barney, effective March 20,
  2003, expiring March 21,
  2033(a)......................      2,500    4.925%                        6-month GBP LIBOR                      (111)
Contract with Salomon Smith
  Barney, effective February
  18, 2003, expiring February
  18, 2033(a)..................      2,000    4.645%                        6-month GBP LIBOR                        52
Contract with Morgan Stanley,
  effective January 8, 2003,
  expiring January 8,
  2008(a)......................     28,000    3-month NZD LIBOR             6.400%                                  288
Contract with Salomon Smith
  Barney, effective February 1,
  2005, expiring February 1,
  2007(a)......................    736,500    3-month SEK LIBOR             5.390%                                1,139
Contract with Salomon Smith
  Barney, effective February 1,
  2005, expiring February 1,
  2007(a)......................    736,500    3-month SEK LIBOR             5.200%                                  851

NATIONS FUNDS

                                                                                                               UNREALIZED
                                  NOTIONAL                                                                   APPRECIATION/
                                   AMOUNT                                                                    (DEPRECIATION)
DESCRIPTION                        (000)      PAYMENTS MADE BY THE FUND     PAYMENTS RECEIVED BY THE FUND        (000)
---------------------------------------------------------------------------------------------------------------------------
Contract with Morgan Stanley,
  effective January 8, 2003,
  expiring January 8,
  2008(a)......................   $ 25,000    3-month AUD LIBOR             4.820%                              $  (126)
Contract with Morgan Stanley,
  effective January 8, 2003,
  expiring January 8,
  2008(a)......................     25,000    3-month AUD LIBOR             4.820%                                  (82)
Contract with Morgan Stanley,
  effective January 9, 2003,
  expiring January 9,
  2008(a)......................   $ 28,000    3-month NZD LIBOR             6.450%                              $   256
                                                                                                                -------
Total net unrealized
  depreciation.................                                                                                 $(1,442)
                                                                                                                =======
STRATEGIC INCOME:
Contract with Lehman Brothers,
  effective November 1, 2002,
  expiring November 1,                        1-month LIBOR
  2003(a)......................        900    +0.90%                        Lehman Baa Total Return Index       $    (7)
Contract with Morgan Stanley,
  effective February 28, 2003,                Lehman CMBS Aaa Index         Lehman CMBS Aaa Index Fixed
  expiring May 30, 2003(a).....      1,100    Floating Total Return         Total Return                             (1)
                                              Lehman CMBS Aaa Index
Contract with Morgan Stanley,                 [Current floating rate
  effective March 31, 2003,                   minus prior floating rate]    Lehman CMBS Aaa Index Spread
  expiring June 30, 2003(a)....      1,540    X factor                      plus 0.30%                                1
Contract with Salomon Brothers,
  effective May 13, 2003,
  expiring May 13, 2013(a).....      1,500    4.55%                         3-month LIBOR                           (30)
Contract with Salomon Smith
  Barney, effective February
  18, 2003, expiring February
  18, 2033(a)..................      1,000    4.65%                         6-month GBP LIBOR                        26
Contract with Salomon Smith
  Barney, effective February
  18, 2003, expiring February
  18, 2013(a)..................      2,000    6-month GBP LIBOR             4.55%                                    (5)
Contract with Salomon Smith
  Barney, effective March 28,
  2003, expiring March 28,
  2008(a)......................      2,000    4.28%                         6-month GBP LIBOR                       (17)
Contract with Salomon Smith
  Barney, effective May 13,
  2003, expiring May 13,
  2013(a)......................      1,400    6-month EURIBOR               4.29%                                     6
Contract with Salomon Smith
  Barney, effective April 1,
  2003, expiring April 1,
  2008(a)......................      3,000    6-month EURIBOR               3.52%                                    18
                                                                                                                -------
Total net unrealized
  depreciation.................                                                                                 $    (9)
                                                                                                                =======

---------------

(a)Fair value.

NATIONS FUNDS

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

              SHORT-INTERMEDIATE GOVERNMENT/INTERMEDIATE BOND/BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0-$249,999                                                 Six years
   $250,000-$499,999                                           Six years
   $500,000-$999,999                                           Five years
-- before August 1, 1997                                       Six Years

             GOVERNMENT SECURITIES/STRATEGIC INCOME/HIGH YIELD BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0-$249,999                                                 Nine years
   $250,000-$499,999                                           Six years
   $500,000-$999,999                                           Five years
-- before August 1, 1997                                       Eight years

See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, there were no borrowings by the Funds under the Agreement.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At March 31, 2003, the following Funds had securities on loan:

                                                               MARKET VALUE OF    MARKET VALUE
                                                              LOANED SECURITIES   OF COLLATERAL
FUND                                                                (000)             (000)
-----------------------------------------------------------------------------------------------
Short-Term Income...........................................      $211,974          $216,983
Short-Intermediate Government...............................       146,906           150,701
Government Securities.......................................        44,052            44,945
Bond........................................................       160,978           165,310
Strategic Income............................................        27,462            28,210

12.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                                    NET TAX
                                                                                                   UNREALIZED
                                                                                                 APPRECIATION/
                                                                                                 (DEPRECIATION)
                                                                                   NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                      COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                    INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                      FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                     PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                   (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Income.................  $1,186,589      $ 9,756        $   (303)       $ 9,453          $    --          $ 2,605
Short-Intermediate Government.....     726,998        9,340            (128)         9,212            1,871            5,247
Government Securities.............     335,728        5,850            (545)         5,305            1,056             (334)
Intermediate Bond.................         N/A*         N/A*            N/A*        26,121               --              334
Bond..............................   3,277,695       55,424         (10,762)        44,662           (1,627)          21,370
Strategic Income..................     278,004        2,616            (267)         2,349              (79)           1,256
High Yield........................         N/A*         N/A*            N/A*        (8,982)              --            1,319


                                    UNDISTRIBUTED
                                      LONG-TERM
                                       GAINS/
                                    (ACCUMULATED
                                    CAPITAL LOSS)
FUND                                    (000)
----------------------------------  -------------
Short-Term Income.................    $  1,857
Short-Intermediate Government.....       1,947
Government Securities.............      (1,817)
Intermediate Bond.................        (372)
Bond..............................     (17,030)
Strategic Income..................     (20,013)
High Yield........................      (3,116)

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2003, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                       EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
                                                       IN 2003    IN 2005    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011
FUND                                                    (000)      (000)      (000)      (000)      (000)      (000)      (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Income....................................   $  --      $  --      $  --     $    --     $   --     $   --     $   --
Short-Intermediate Government........................      --         --         --          --         --         --         --
Government Securities................................      --         --         --       1,817         --         --         --
Intermediate Bond....................................      --         --         --          --         --         --         --
Bond.................................................      --         --         --          --         --         --         --
Strategic Income.....................................      --         --         --      11,355      3,544      1,929      3,185
High Yield...........................................      --         --         --          --         --         --         --

The capital loss carryforward for the Government Securities Fund is subject to certain limitations.

During the year ended March 31, 2003, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
Short-Term Income...........................................      $ 6,284
Short-Intermediate Government...............................       13,389
Government Securities.......................................       16,249
Intermediate Bond...........................................        1,683

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

NATIONS FUNDS

For the fiscal year ended March 31, 2003, the following Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                         CAPITAL LOSSES   CURRENCY LOSSES
                                                            DEFERRED         DEFERRED
FUND                                                         (000)             (000)
-----------------------------------------------------------------------------------------
Short-Term Income......................................      $   --              --
Short-Intermediate Government..........................          --              --
Government Securities..................................          --              --
Intermediate Bond......................................         372              --
Bond...................................................      17,030              --
Strategic Income.......................................          --              --
High Yield Bond........................................       1,360              44

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2004.

The tax composition of dividends and distributions (other than return of capital dividends for the year) was as follows:

                                                                    03/31/03               03/31/02
                                                              --------------------   --------------------
                                                                         LONG-TERM              LONG-TERM
                                                              ORDINARY    CAPITAL    ORDINARY    CAPITAL
FUND                                                           INCOME      GAINS      INCOME      GAINS
---------------------------------------------------------------------------------------------------------
Short-Term Income...........................................  $ 23,427    $2,840     $ 21,915     $  --
Short-Intermediate Government...............................    19,229     8,768       23,668        --
Government Securities.......................................     7,472        --       11,990        --
Intermediate Bond...........................................    23,801     6,298        7,449        --
Bond........................................................   132,229     6,325      131,641        --
Strategic Income............................................     9,569        --       13,185        --
High Yield Bond.............................................    38,333        --       18,332        --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for paydowns, foreign exchange transactions and redemptions used as distributions for tax purposes.

                                                                                      ACCUMULATED NET
                                                              UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                                                              INVESTMENT INCOME     ON INVESTMENTS SOLD     PAID-IN CAPITAL
FUND                                                                (000)                  (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................       $   --                 $  (253)              $   253
Short-Intermediate Government...............................           --                  (1,435)                1,435
Government Securities.......................................           55                      (1)                  (54)
Intermediate Bond...........................................          (72)                     73                    (1)
Bond........................................................        2,629                  (8,906)                6,277
Strategic Income............................................          832                   2,276                (3,108)
High Yield Bond.............................................         (190)                    318                  (128)

13.  REORGANIZATIONS

FUND REORGANIZATION

On June 8, 2001, the Government Securities Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the U.S. Government Bond Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                              ACQUIRED
                                        TOTAL NET ASSETS        FUND
TOTAL NET ASSETS    TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND    OF ACQUIRING FUND   AFTER ACQUISITION   APPRECIATION
(000)                     (000)               (000)            (000)
------------------------------------------------------------------------
     $73,397            $232,156            $305,553            $352

NATIONS FUNDS

CHANGE OF REGISTERED INVESTMENT COMPANY

On June 8, 2001, the Government Securities Fund, a newly established shell portfolio of Funds Trust (the "Successor Fund"), acquired the assets and liabilities of its predecessor fund, which was a series of the Company, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor fund had the same name, investment objective and principal investment strategies as the Successor Fund. The acquisition was accomplished by a tax-free exchange of shares of the Successor Fund in an amount equal to the value of the outstanding shares of the predecessor fund. The financial statements of the Successor Fund reflect the historical financial results of the predecessor fund prior to the reorganizations.

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Intermediate Bond of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Fund Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Short-Term Income                              Short-Term Income
Short-Intermediate Government                  Short-Intermediate Government
Intermediate Bond                              Intermediate Bond
Bond                                           Bond
Strategic Income                               Strategic Income

CONVERSION OF COMMON TRUST FUNDS

On August 16, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                  TOTAL NET ASSETS         ACQUIRED FUND
                                          TOTAL NET ASSETS    TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION/
                                          OF ACQUIRED FUND    OF ACQUIRING FUND   AFTER CONVERSION         (DEPRECIATION)
ACQUIRING FUND        ACQUIRED FUND             (000)               (000)               (000)                  (000)
------------------------------------------------------------------------------------------------------------------------------
                 Bank of America
Short-Term       Short-Term
Income           Bond Fund                   $ 12,4$75           $  772,232          $  784,707               $   245

Short-           Bank of America
Intermediate     Short-Term Government
Government       Fund                           58,682              480,736             539,418                 2,596

Intermediate     Bank of America
Bond             Intermediate Bond Fund        439,200              428,904             868,104                 1,199

                 Bank of America
Bond             Charitable Bond Fund          217,846            2,314,670           2,532,516                (1,082)

                 Bank of America Bond
Bond             Fund                          107,442            2,314,670           2,422,112                   (66)

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                            TOTAL
------------------------------------------------------------------------
Short-Term Income...........................................  $2,944,884
Short-Intermediate Government...............................   9,157,253
Intermediate Bond...........................................   6,297,862
Bond........................................................   6,292,765

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and

Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2003

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.9%
            ASSET-BACKED -- AUTO LOANS -- 1.2%
$  4,000    AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $  4,179
     639    Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................        654
   1,015    Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................      1,081
   2,800    Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................      2,910
                                                                             --------
                                                                                8,824
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.4%
   3,155    Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
              5.690% 06/25/29.............................................      3,181
     226    First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................        239
                                                                             --------
                                                                                3,420
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.3%
   2,400    CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................      2,516
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $14,236)..............................................     14,760
                                                                             --------
            CORPORATE BONDS AND NOTES -- 35.1%
            AEROSPACE AND DEFENSE -- 0.2%
     379    Boeing Company,
              5.125% 02/15/13.............................................        373
     986    Northrop Grumman Corporation,
              7.125% 02/15/11.............................................      1,140
                                                                             --------
                                                                                1,513
                                                                             --------
            AUTOMOTIVE -- 2.0%
   1,347    Delphi Corporation,
              6.125% 05/01/04.............................................      1,387
     767    Ford Motor Credit Company,
              5.800% 01/12/09.............................................        686
   5,567    Ford Motor Credit Company,
              7.375% 10/28/09.............................................      5,264
   1,708    Ford Motor Credit Company,
              7.375% 02/01/11.............................................      1,591

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
$  1,243    General Motors Acceptance Corporation,
              6.125% 09/15/06.............................................   $  1,273
   5,016    General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................      4,956
     559    Toyota Motor Credit Corporation,
              5.625% 11/13/03.............................................        574
                                                                             --------
                                                                               15,731
                                                                             --------
            BEVERAGES -- 0.2%
   1,135    Anheuser-Busch Companies, Inc.,
              6.000% 04/15/11.............................................      1,267
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
   1,937    AOL Time Warner Inc.,
              6.150% 05/01/07(a)..........................................      2,054
   1,213    Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................      1,300
   1,037    Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................      1,144
     101    Comcast Corporation, Class A,
              5.850% 01/15/10(a)..........................................        105
     195    Lenfest Communications, Inc.,
              8.375% 11/01/05.............................................        216
   1,020    News America Inc.,
              6.625% 01/09/08(a)..........................................      1,129
   1,401    Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................      1,781
   1,870    Time Warner Inc.,
              8.110% 08/15/06.............................................      2,063
   3,060    Viacom Inc., Class B,
              6.625% 05/15/11.............................................      3,471
                                                                             --------
                                                                               13,263
                                                                             --------
            CHEMICALS -- BASIC -- 0.2%
   1,616    Dow Chemical Company,
              6.125% 02/01/11.............................................      1,671
                                                                             --------
            CHEMICALS -- DIVERSIFIED -- 0.2%
   1,292    E.I. du Pont de Nemours and Company,
              3.375% 11/15/07(a)..........................................      1,310
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.3%
     705    Praxair, Inc.,
              4.750% 07/15/07.............................................        744
   1,185    Praxair, Inc.,
              6.500% 03/01/08.............................................      1,333
                                                                             --------
                                                                                2,077
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- 7.8%
$  1,970    AmSouth Bank NA,
              4.850% 04/01/13.............................................   $  1,993
   5,958    Bank One Corporation,
              6.000% 08/01/08.............................................      6,650
     279    BB&T Corporation,
              7.050% 05/23/03.............................................        281
   1,200    BB&T Corporation,
              4.750% 10/01/12.............................................      1,219
   4,732    Citigroup Inc.,
              7.250% 10/01/10.............................................      5,606
   2,851    Citigroup Inc.,
              6.000% 02/21/12.............................................      3,173
     597    City National Corporation,
              5.125% 02/15/13@............................................        600
   2,189    FleetBoston Financial Corporation,
              7.250% 09/15/05.............................................      2,442
   1,373    Golden West Financial Corporation,
              4.750% 10/01/12.............................................      1,403
     751    J.P. Morgan Chase & Company,
              5.250% 05/30/07.............................................        805
   3,186    J.P. Morgan Chase & Company,
              7.250% 06/01/07.............................................      3,624
   1,369    Key Bank N.A.,
              7.000% 02/01/11.............................................      1,587
   1,028    Mellon Funding Corporation,
              4.875% 06/15/07.............................................      1,094
     900    Mellon Funding Corporation,
              6.700% 03/01/08.............................................      1,028
   1,385    PNC Funding Corporation,
              7.000% 09/01/04.............................................      1,481
   2,659    PNC Funding Corporation,
              5.750% 08/01/06.............................................      2,894
   2,253    Popular North America Inc.,
              MTN, Series E,
              6.125% 10/15/06.............................................      2,445
   1,188    Regions Financial Corporation,
              6.375% 05/15/12.............................................      1,337
     735    SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        742
     910    State Street Corporation,
              7.650% 06/15/10.............................................      1,106
   2,177    SunTrust Banks, Inc.,
              5.050% 07/01/07.............................................      2,354
   1,718    SunTrust Banks, Inc.,
              7.750% 05/01/10.............................................      2,093
   3,296    US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................      3,724
   4,800    Wachovia Corporation,
              4.950% 11/01/06.............................................      5,159
   2,176    Washington Mutual, Inc.,
              7.500% 08/15/06.............................................      2,499
     609    Washington Mutual, Inc.,
              5.625% 01/15/07.............................................        659
   3,058    Wells Fargo and Company,
              5.900% 05/21/06.............................................      3,371
     850    Wells Fargo Financial, Inc.,
              4.875% 06/12/07.............................................        911
                                                                             --------
                                                                               62,280
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
$  1,629    International Business Machines Corporation,
              4.750% 11/29/12.............................................   $  1,673
   1,976    Pitney Bowes Inc.,
              4.625% 10/01/12.............................................      2,007
                                                                             --------
                                                                                3,680
                                                                             --------
            CONGLOMERATES -- 0.2%
   1,563    Waste Management, Inc.,
              7.375% 08/01/10.............................................      1,765
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 0.9%
   1,115    American Express Company,
              3.750% 11/20/07.............................................      1,142
   5,273    Countrywide Home Loans, Inc.,
              MTN, Series J,
              5.500% 08/01/06.............................................      5,640
                                                                             --------
                                                                                6,782
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 0.6%
      10    Target Corporation,
              3.375% 03/01/08.............................................         10
     802    Target Corporation,
              5.375% 06/15/09.............................................        865
     796    Target Corporation,
              5.875% 03/01/12.............................................        865
   2,932    Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................      3,210
      40    Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................         42
                                                                             --------
                                                                                4,992
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.5%
   1,530    Cinergy Corporation,
              6.250% 09/01/04.............................................      1,588
     571    Dominion Resources, Inc.,
              5.000% 03/15/13.............................................        564
   1,531    Pepco Holdings, Inc.,
              5.500% 08/15/07@............................................      1,619
      60    Pepco Holdings, Inc.,
              6.450% 08/15/12@............................................         65
                                                                             --------
                                                                                3,836
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 0.9%
   1,529    Constellation Energy Group, Inc.,
              6.350% 04/01/07.............................................      1,671
     365    Duquesne Light Company, Series O,
              6.700% 04/15/12.............................................        413
     241    Energy East Corporation,
              6.750% 06/15/12.............................................        268
   1,266    FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................      1,338
       7    General Electric Company,
              5.000% 02/01/13.............................................          7
     531    PPL Electric Utilities Corporation,
              6.250% 08/15/09.............................................        599

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
$  1,078    Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................   $  1,147
     635    Southern Power Company, Series B,
              6.250% 07/15/12.............................................        695
   1,032    Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................      1,109
                                                                             --------
                                                                                7,247
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.3%
   1,847    Anadarko Finance Company, Series B,
              6.750% 05/01/11.............................................      2,101
     376    Union Pacific Resources Group Inc.,
              6.500% 05/15/05.............................................        406
                                                                             --------
                                                                                2,507
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 2.2%
   3,413    General Electric Capital Corporation,
              5.875% 02/15/12.............................................      3,669
   5,863    General Electric Capital Corporation, MTN, Series A,
              5.375% 03/15/07(a)..........................................      6,363
   1,688    General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08(a)..........................................      1,748
   1,801    Household Finance Corporation,
              5.875% 02/01/09.............................................      1,946
   1,159    Household Finance Corporation,
              6.375% 11/27/12.............................................      1,271
   1,634    John Deere Capital Corporation,
              7.000% 03/15/12.............................................      1,891
   1,425    National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................      1,536
                                                                             --------
                                                                               18,424
                                                                             --------
            FOOD AND DRUG STORES -- 0.4%
   2,444    Fred Meyer, Inc.,
              7.450% 03/01/08.............................................      2,785
                                                                             --------
            FOOD PRODUCTS -- 2.0%
   1,102    Archer-Daniels-Midland Company,
              8.125% 06/01/12.............................................      1,388
   1,443    Campbell Soup Company,
              6.750% 02/15/11.............................................      1,665
   3,172    Kellogg Company, Series B,
              6.000% 04/01/06.............................................      3,482
   3,432    Sara Lee Corporation,
              6.250% 09/15/11.............................................      3,847
     735    Tyson Foods Inc., Class A,
              7.250% 10/01/06.............................................        786
     745    Unilever Capital Corporation,
              6.875% 11/01/05.............................................        833
   3,056    Unilever Capital Corporation,
              7.125% 11/01/10.............................................      3,615
                                                                             --------
                                                                               15,616
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            HEALTH SERVICES -- 0.9%
$  2,931    Cardinal Health, Inc.,
              6.750% 02/15/11.............................................   $  3,389
   1,728    Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................      1,908
   1,246    Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................      1,383
                                                                             --------
                                                                                6,680
                                                                             --------
            HEAVY MACHINERY -- 0.3%
   1,898    Caterpillar Finance Services Corporation,
              5.950% 05/01/06.............................................      2,111
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.3%
   1,839    Proctor & Gamble Company,
              4.750% 06/15/07.............................................      1,977
                                                                             --------
            INSURANCE -- 1.8%
     998    Allstate Financial Global Funding,
              7.125% 09/26/05@............................................      1,113
     645    AIG Sunamerica Global Financial,
              5.850% 08/01/08@............................................        713
   5,311    American International Group, Inc., MTN, Series F,
              2.850% 12/01/05(a)..........................................      5,396
     508    Marsh & McLennan Companies, Inc.,
              3.625% 02/15/08(a)..........................................        515
   1,052    Metlife, Inc.,
              5.375% 12/15/12(a)..........................................      1,096
     256    Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................        269
   1,470    Principal Life Global,
              6.250% 02/15/12@............................................      1,598
   3,205    Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................      3,563
                                                                             --------
                                                                               14,263
                                                                             --------
            INTEGRATED OIL -- 0.7%
   2,070    ChevronTexaco Capital Company,
              3.500% 09/17/07.............................................      2,113
   2,904    Pemex Project Funding Master Trust,
              7.875% 02/01/09@(a).........................................      3,198
     247    Pemex Project Funding Master Trust,
              7.375% 12/15/14@............................................        253
                                                                             --------
                                                                                5,564
                                                                             --------
            INVESTMENT SERVICES -- 3.6%
     850    Bear Stearns Companies Inc.,
              5.700% 01/15/07.............................................        927
   2,155    Bear Stearns Companies Inc.,
              4.000% 01/31/08.............................................      2,199
   1,210    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................      1,312
   1,948    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................      2,042
     315    Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................        323

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$  2,518    Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................   $  2,871
     335    Goldman Sachs Group, Inc.,
              5.700% 09/01/12(a)..........................................        353
   4,513    Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................      5,180
   2,586    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................      2,865
   2,257    Morgan Stanley,
              6.100% 04/15/06.............................................      2,469
   5,040    Morgan Stanley,
              6.750% 04/15/11.............................................      5,640
   2,307    Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................      2,619
                                                                             --------
                                                                               28,800
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 0.9%
   4,474    Abbott Laboratories,
              5.125% 07/01/04.............................................      4,680
   2,555    Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................      2,706
                                                                             --------
                                                                                7,386
                                                                             --------
            METALS AND MINING -- 0.3%
   1,818    Alcoa Inc.,
              7.375% 08/01/10.............................................      2,140
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.1%
     912    KeySpan Corporation,
              7.625% 11/15/10.............................................      1,093
                                                                             --------
            NATURAL GAS PIPELINES -- 0.2%
   1,829    Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................      1,952
                                                                             --------
            OIL REFINING AND MARKETING -- 0.3%
   2,237    USX Corporation,
              6.650% 02/01/06.............................................      2,485
                                                                             --------
            PHARMACEUTICALS -- 0.3%
   1,884    Eli Lilly and Company,
              6.000% 03/15/12.............................................      2,114
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.4%
   1,338    Gannett Company, Inc.,
              6.375% 04/01/12.............................................      1,531
   1,165    Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................      1,357
                                                                             --------
                                                                                2,888
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
$  1,139    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................   $  1,300
   3,758    FedEx Corporation,
              6.625% 02/12/04.............................................      3,918
                                                                             --------
                                                                                5,218
                                                                             --------
            REAL ESTATE -- 0.3%
   1,615    EOP Operating LP,
              7.000% 07/15/11.............................................      1,810
     356    ERP Operating LP,
              5.200% 04/01/13.............................................        356
                                                                             --------
                                                                                2,166
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
     612    Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        628
     654    Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        681
                                                                             --------
                                                                                1,309
                                                                             --------
            SPECIALTY STORES -- 0.2%
   1,392    Home Depot, Inc.,
              5.375% 04/01/06.............................................      1,515
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 2.1%
      96    AT&T Broadband Corporation,
              8.375% 03/15/13.............................................        114
   1,374    BellSouth Corporation,
              5.000% 10/15/06(a)..........................................      1,476
   1,855    Cox Communications, Inc., Class A,
              7.750% 11/01/10.............................................      2,168
   3,559    SBC Communications Inc.,
              6.250% 03/15/11.............................................      3,961
     697    Sprint Capital Corporation,
              6.125% 11/15/08.............................................        690
   2,017    Sprint Capital Corporation,
              8.375% 03/15/12(a)..........................................      2,148
     331    Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................        362
   2,577    Verizon New England Inc.,
              6.500% 09/15/11.............................................      2,897
   2,533    Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................      2,701
                                                                             --------
                                                                               16,517
                                                                             --------
            TOBACCO -- 0.4%
   3,140    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03.............................................      3,153
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $259,620).............................................    276,077
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 1.4%
            BEVERAGES -- 0.3%
$  2,321    Diageo Capital plc,
              3.500% 11/19/07.............................................   $  2,346
                                                                             --------
            BUILDING MATERIALS -- 0.2%
   1,151    Hanson Overseas B.V.,
              6.750% 09/15/05.............................................      1,247
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
     435    Potash Corporation of
              Saskatchewan Inc.,
              4.875% 03/01/13.............................................        432
                                                                             --------
            COMMERCIAL BANKING -- 0.2%
   1,225    Korea Development Bank,
              7.250% 05/15/06.............................................      1,345
                                                                             --------
            INTEGRATED OIL -- 0.4%
   2,252    Conoco Funding Company,
              6.350% 10/15/11.............................................      2,547
   1,430    Pemex Finance Ltd.,
              5.720% 11/15/03.............................................      1,450
                                                                             --------
                                                                                3,997
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.2%
     540    Deutsche Telekom International Finance B.V.,
              8.500% 06/15/10.............................................        634
     996    France Telecom SA,
              9.250% 03/01/11.............................................      1,197
                                                                             --------
                                                                                1,831
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $10,732)..............................................     11,198
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 6.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.3%
     650    Credit Suisse First Boston, Series 2001-LCCA, Class E,
              5.088%** 12/05/13...........................................        648
   6,352    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X, Interest only,
              1.280%** 12/26/28...........................................        237
  14,636    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              0.970%** 12/15/30...........................................        584
  29,564    Vendee Mortgage Trust, Series 1998-1, Class 2, Interest only,
              0.450%** 09/15/27...........................................        295
  32,132    Vendee Mortgage Trust, Series 1998-3, Class 1, Interest only,
              0.310%** 03/15/29...........................................        230
                                                                             --------
                                                                                1,994
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 3.8%
$ 25,000      3.750% 04/15/04(a)..........................................   $ 25,648
     410      6.000% 06/15/11(a)..........................................        467
   1,500      4.500% 01/15/13(a)..........................................      1,524
   2,000      6.750% 03/15/31.............................................      2,409
                                                                             --------
                                                                               30,048
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 1.9%
  12,800      5.000% 01/15/07(a)..........................................     13,915
     662      4.311%** 08/01/36...........................................        680
                                                                             --------
                                                                               14,595
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.1%
     512      7.000% 05/15/12.............................................        551
     119      11.500% 06/15/13 - 10/15/15.................................        139
     179      10.000% 05/15/16 - 08/15/18.................................        206
      46      9.500% 09/15/16 - 12/15/20..................................         52
                                                                             --------
                                                                                  948
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $46,693)..............................................     47,585
                                                                             --------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.1%
   1,693    Government of Canada,
              5.250% 11/05/08.............................................      1,888
   1,486    Hellenic Republic,
              6.950% 03/04/08.............................................      1,716
     404    Ontario (Province of),
              7.000% 08/04/05.............................................        451
     960    Quebec (Province of),
              5.500% 04/11/06.............................................      1,045
   2,166    Quebec (Province of),
              6.125% 01/22/11(a)..........................................      2,460
     869    Republic of Chile,
              5.500% 01/15/13.............................................        875
   5,127    Republic of Italy,
              6.000% 02/22/11(a)..........................................      5,788
   1,750    United Mexican States,
              8.375% 01/14/11(a)..........................................      2,017
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $14,999)..............................................     16,240
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 20.5%
            FEDERAL HOME LOAN BANK (FHLB) -- 0.7%
   5,000      3.375% 06/15/04.............................................      5,120
     675      4.500% 11/15/12(a)..........................................        689
                                                                             --------
                                                                                5,809
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 8.6%
$ 49,565      7.000% 07/15/05(a)##........................................   $ 55,342
  10,700      5.750% 01/15/12##...........................................     11,984
                                                                             --------
                                                                               67,326
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 11.2%
  15,000      5.625% 05/14/04##...........................................     15,726
  20,700      7.000% 07/15/05(a)##........................................     23,121
   7,500      2.875% 10/15/05##...........................................      7,680
  34,325      5.250% 04/15/07(a)##........................................     37,683
   1,000      6.000% 05/15/08.............................................      1,136
   2,500      6.125% 03/15/12(a)..........................................      2,862
                                                                             --------
                                                                               88,208
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $154,883).............................................    161,343
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 23.5%
            U.S. TREASURY NOTES -- 21.6%
  20,900      3.875% 07/31/03(a)##........................................     21,092
   2,100      4.250% 11/15/03##...........................................      2,140
  15,300      3.250% 12/31/03(a)..........................................     15,542
  64,000      3.000% 01/31/04.............................................     64,981
  24,500      5.875% 02/15/04##...........................................     25,504
  15,600      3.000% 02/29/04(a)..........................................     15,860
   3,000      1.625% 01/31/05(a)..........................................      3,009
   4,000      5.625% 02/15/06(a)..........................................      4,415
  16,000      4.625% 05/15/06(a)..........................................     17,242
                                                                             --------
                                                                              169,785
                                                                             --------
            U.S. TREASURY STRIPS -- 1.9%
   2,000    Principal only,
              1.730%*** 08/15/05..........................................      1,920
  10,000    Principal only,
              2.140%*** 05/15/06..........................................      9,356
   5,000    TIGR Receipts,
              4.230%*** 02/15/13(a).......................................      3,308
                                                                             --------
                                                                               14,584
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $183,108).............................................    184,369
                                                                             --------
 SHARES                                                                       VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 32.6%
              (Cost $256,017)
 256,017    Nations Cash Reserves, Capital Class Shares#..................   $256,017
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $940,288*)..................................     123.2%   967,589
                                                                             --------
CONTRACTS
---------
            WRITTEN OPTIONS -- (0.0)%+
 (18)(x)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays fixed
              (4.27%) and receives 3 month LIBOR,
              Swap expires 04/26/13.............................  $   (181)
 (18)(x)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays fixed
              (4.67%) and receives 3 month LIBOR,
              Swap expires 04/26/13.............................       (36)
                                                                  --------
            TOTAL WRITTEN OPTIONS
              (Premium ($230))..................................      (217)
                                                                  --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (23.2)%
            Receivable for investment securities sold.....................   $  5,590
            Dividends receivable..........................................         74
            Interest receivable...........................................      8,670
            Receivable for variation margin...............................        403
            Unrealized appreciation on swap contracts.....................         15
            Unrealized depreciation on swap contracts.....................       (105)
            Collateral on securities loaned...............................   (191,976)
            Written options, at value (premium $230)......................       (217)
            Investment advisory fee payable...............................       (268)
            Administration fee payable....................................        (33)
            Due to custodian..............................................        (28)
            Payable for investment securities purchased...................     (4,427)
            Accrued Trustees' fees and expenses...........................        (27)
            Accrued expenses and other liabilities........................        (47)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................   (182,376)
                                                                             --------
            NET ASSETS..........................................     100.0%  $785,213
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


---------------

 * Federal income tax information: net unrealized appreciation of $27,297 on investment securities was comprised of gross appreciation of $28,931 and depreciation of $1,634 for federal income tax purposes. At March 31, 2003, the aggregate cost for federal income tax purposes was $940,291.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31,2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $191,976.

 ##All or a portion of security segregated as collateral for futures contracts, swaps, swaptions and TBA.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $181,615 and $186,604, respectively.

 (x)
   1 contract = $1,000,000 notional amount.

ABBREVIATIONS:
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 1.5%
            FOOD PRODUCTS -- 0.0%+
  10,420    Chiquita Brands International, Inc.!!.........................   $     114
                                                                             ---------
            HEALTH SERVICES -- 0.3%
  80,010    Apria Healthcare Group Inc.!!.................................       1,869
                                                                             ---------
            METALS AND MINING -- 0.2%
   3,282    Joy Global Inc.!!.............................................          36
 137,460    Placer Dome Inc. .............................................       1,347
                                                                             ---------
                                                                                 1,383
                                                                             ---------
            PACKAGING AND CONTAINERS -- 0.1%
  62,100    Owens-Illinois, Inc.!!........................................         561
                                                                             ---------
            PAPER AND FOREST PRODUCTS -- 0.1%
 115,300    Abitibi-Consolidated Inc. ....................................         801
                                                                             ---------
            STEEL -- 0.0%+
 158,576    Algoma Steel Inc.!!(a)........................................         275
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 0.8%
  46,794    Call-Net Enterprises, Inc., Class B!!.........................          54
  88,991    Globix Corporation!!*(h)(i)...................................         100
   6,617    ICO Global Communications Holdings LTD.!!(i)..................           8
 127,971    Minorplanet Systems USA, Inc.!!...............................          83
 214,341    NII Holdings, Inc., Class B!!(i)..............................       5,491
                                                                             ---------
                                                                                 5,736
                                                                             ---------
            TOTAL COMMON STOCKS
              (Cost $7,144)...............................................      10,739
                                                                             ---------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 6.0%
            BROADCASTING AND CABLE -- 0.4%
$  3,720    Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(b)..........................................         326
   4,645    Cox Communications, Inc., Class A,
              0.426% 04/19/20.............................................       2,217
                                                                             ---------
                                                                                 2,543
                                                                             ---------
            COMPUTER SERVICES -- 0.2%
   1,565    Cnet, Inc.,
              5.000% 03/01/06.............................................       1,195
                                                                             ---------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
   1,555    Quantum Corporation,
              7.000% 08/01/04.............................................       1,469
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 0.3%
$  3,050    Providian Financial Corporation,
              3.250% 08/15/05.............................................   $   2,406
                                                                             ---------
            HEALTH SERVICES -- 0.7%
     795    Incyte Genomics, Inc.,
              5.500% 02/01/07.............................................         547
   2,570    Province Healthcare Company,
              4.250% 10/10/08.............................................       2,129
   1,910    QuadraMed Corporation,
              5.250% 05/01/05(a)..........................................       1,910
                                                                             ---------
                                                                                 4,586
                                                                             ---------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
   2,640    Brocade Communications Systems, Inc.,
              2.000% 01/01/07.............................................       2,030
   3,695    CIENA Corporation,
              3.750% 02/01/08.............................................       2,771
   1,070    Comverse Technology, Inc.,
              1.500% 12/01/05(a)..........................................         970
   4,970    Juniper Networks, Inc.,
              4.750% 03/15/07(a)..........................................       4,225
   2,325    Riverstone Networks, Inc.,
              3.750% 12/01/06(+)..........................................       1,729
                                                                             ---------
                                                                                11,725
                                                                             ---------
            PHARMACEUTICALS -- 0.6%
   2,950    ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08.............................................       2,493
   2,490    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................       1,998
                                                                             ---------
                                                                                 4,491
                                                                             ---------
            SEMICONDUCTORS -- 1.7%
   2,310    Advanced Micro Devices, Inc.,
              4.750% 02/01/22(a)..........................................       1,551
   1,700(e) Infineon Technologies,
              4.250% 02/06/07.............................................       1,429
   7,835    LSI Logic Corporation,
              4.000% 11/01/06(+)(a).......................................       6,709
   1,380    PMC-Sierra, Inc.,
              3.750% 08/15/06(a)..........................................       1,183
     740    Vitesse Semiconductor Corporation,
              4.000% 03/15/05(a)..........................................         647
                                                                             ---------
                                                                                11,519
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 0.2%
   3,897    At Home Corporation,
              4.750% 12/15/06(b)..........................................         526
   1,260    PTEK Holdings, Inc.,
              5.750% 07/01/04.............................................       1,121
                                                                             ---------
                                                                                 1,647
                                                                             ---------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $42,019)..............................................      41,581
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS -- 0.4%
            AEROSPACE AND DEFENSE -- 0.1%
  21,120    Titan Capital Trust...........................................   $     945
                                                                             ---------
            NATURAL GAS DISTRIBUTION -- 0.3%
  66,795    El Paso Energy Capital Trust I(a).............................       1,498
                                                                             ---------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $3,281)...............................................       2,443
                                                                             ---------
PRINCIPAL
 AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 64.3%
            AEROSPACE AND DEFENSE -- 1.3%
$  2,950    BE Aerospace, Inc., Series B,
              8.875% 05/01/11(a)..........................................       1,844
   2,720    K&F Industries, Inc., Series B
              9.625% 12/15/10(a)..........................................       2,883
   2,635    Sequa Corporation,
              9.000% 08/01/09.............................................       2,602
   1,545    Sequa Corporation, Series B,
              8.875% 04/01/08.............................................       1,514
                                                                             ---------
                                                                                 8,843
                                                                             ---------
            AIRLINES -- 1.7%
   1,524    American Airlines, Inc., Series 2001-1,
              7.377% 05/23/19.............................................         282
     715    Delta Air Lines, Inc.,
              9.250% 03/15/22.............................................         340
     435    Delta Air Lines, Inc.,
              10.375% 12/15/22(a).........................................         207
   5,079    Delta Air Lines, Inc.,
              8.300% 12/15/29.............................................       2,311
   3,895    Delta Air Lines, Inc., MTN, Series C,
              6.650% 03/15/04(a)..........................................       2,901
   3,945    Northwest Airlines Inc.,
              8.375% 03/15/04(a)..........................................       2,761
   1,540    Northwest Airlines Inc.,
              8.520% 04/07/04(a)..........................................       1,078
     650    Northwest Airlines Inc.,
              7.625% 03/15/05(a)..........................................         364
   1,990    Northwest Airlines Inc.,
              9.875% 03/15/07(a)..........................................       1,025
     305    Northwest Airlines Inc., Series 1996-1,
              8.970% 01/02/15.............................................         149
     704    Northwest Airlines Inc., Series 2001-1,
              7.626% 04/01/10.............................................         427
                                                                             ---------
                                                                                11,845
                                                                             ---------
            AUTOMOTIVE -- 1.3%
   1,000    Dana Corporation,
              9.000% 08/15/11(a)..........................................         985
   3,025    Dana Corporation,
              7.000% 03/01/29.............................................       2,314
   1,925    Goodyear Tire & Rubber Company,
              7.857% 08/15/11(a)..........................................       1,415

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
$  3,170    Hayes Lemmerz International, Inc., Series B
              9.125% 07/15/07(b)(c).......................................   $       8
   2,120    Hayes Lemmerz International, Inc., Series B,
              8.250% 12/15/08(b)(c).......................................           5
   5,035    Mark IV Industries, Inc.,
              7.500% 09/01/07.............................................       4,053
                                                                             ---------
                                                                                 8,780
                                                                             ---------
            BROADCASTING AND CABLE -- 4.9%
   3,595    Adelphia Communications Corporation,
              9.375% 11/15/09(b)..........................................       1,474
   1,755    Adelphia Communications Corporation, Class A,
              10.250% 11/01/06(a)(b)......................................         702
   5,485    Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(a)(b)......................................       2,276
     205    Adelphia Communications Corporation, Series B,
              9.250% 10/01/04(b)..........................................          83
   2,680    Belo Corporation, Class A,
              8.000% 11/01/08.............................................       3,153
     440    Charter Communications Holdings LLC,
              (0.000)% due 01/15/10
              11.750% beginning 01/15/05..................................         156
     270    Comcast Cable Communications, Inc.,
              8.125% 05/01/04.............................................         285
     395    Comcast Cable Communications, Inc.,
              6.200% 11/15/08.............................................         420
   2,475    Comcast Corporation,
              8.875% 04/01/07.............................................       2,631
   2,355    Frontiervision Operating Partners LP,
              11.000% 10/15/06(a)(b)......................................       2,096
   2,025    Frontiervision Operating Partners LP,
              11.875% 09/15/07(a)(b)......................................       1,519
   1,135    Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).........................................         851
   4,544    Hollinger Participation Trust,
              12.125% 11/15/10(+)(d)......................................       4,556
   1,485    Liberty Media Corporation,
              8.500% 07/15/29.............................................       1,620
     405    Liberty Media Corporation, Class A,
              8.250% 02/01/30(a)..........................................         431
     580    LIN Television Corporation,
              8.000% 01/15/08.............................................         621
     310    News America Inc.,
              7.250% 05/18/18.............................................         340
   5,105    Paxson Communications Corporation,
              (0.000)% due 01/15/09
              12.250% beginning 01/15/06..................................       4,084
     135    Paxson Communications Corporation,
              10.750% 07/15/08............................................         146
   2,275    Radio Unica Corporation,
              11.750% 08/01/06............................................       1,376

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  3,240    Time Warner Entertainment Company LP,
              8.375% 03/15/23.............................................   $   3,785
     455    Time Warner Entertainment Company LP,
              8.375%1 07/15/33............................................         537
   1,410    UIH Australia/Pacific Inc., Series B,
              14.000% 05/15/06(b).........................................          85
   1,035    Young Broadcasting Inc.,
              8.500% 12/15/08.............................................       1,095
                                                                             ---------
                                                                                34,322
                                                                             ---------
            CHEMICALS -- BASIC -- 0.9%
   1,035    Lyondell Chemical Company,
              9.500% 12/15/08.............................................       1,004
   5,075    Terra Capital Inc.,
              12.875% 10/15/08............................................       5,379
                                                                             ---------
                                                                                 6,383
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 1.4%
   4,060    Equistar Chemicals, LP,
              7.550% 02/15/26.............................................       2,923
   1,735    FMC Corporation,
              10.250% 11/01/09@...........................................       1,909
     340    General Chemical Industrial Products,
              10.625% 05/01/09............................................          84
   2,335    Millennium America Inc.,
              7.625% 11/15/26.............................................       2,107
   2,790    Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10............................................       2,567
                                                                             ---------
                                                                                 9,590
                                                                             ---------
            COMMERCIAL SERVICES -- 0.7%
   3,280    Protection One, Inc.,
              7.375% 08/15/05.............................................       2,690
   1,885    Synagro Technologies, Inc.,
              9.500% 04/01/09(a)..........................................       2,017
                                                                             ---------
                                                                                 4,707
                                                                             ---------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
     870    Unisys Corporation,
              7.250% 01/15/05##...........................................         902
   3,805    Unisys Corporation,
              6.875% 03/15/10(a)..........................................       3,842
     390    Xerox Bank Debt Fund Term Loan A,
              5.890%** 04/30/05(j)........................................         375
     150    Xerox Bank Debt Fund Term Loan B,
              5.300%** 04/30/05(j)........................................         146
     443    Xerox Bank Debt Funded Revolver,
              5.840%** 04/30/05(j)........................................         411
   1,230    Xerox Corporation,
              9.750% 01/15/09@(a).........................................       1,315
     105    Xerox Corporation, MTN, Series E,
              5.250% 12/15/03.............................................         104
                                                                             ---------
                                                                                 7,095
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            CONSTRUCTION -- 0.5%
$  3,690    URS Corporation,
              11.500% 09/15/09@...........................................   $   3,432
                                                                             ---------
            CONSUMER SERVICES -- 1.0%
   2,812    Alderwoods Group, Inc.,
              11.000% 01/02/07............................................       2,825
   1,165    Alderwoods Group, Inc.,
              12.250% 01/02/09............................................       1,054
     145    Jafra Cosmetics International, Inc.,
              11.750% 05/01/08............................................         152
     900    Service Corporation International,
              7.200% 06/01/06.............................................         887
   1,670    Service Corporation International,
              6.875% 10/01/07.............................................       1,616
     700    Service Corporation International,
              7.700% 04/15/09(a)..........................................         691
                                                                             ---------
                                                                                 7,225
                                                                             ---------
            DIVERSIFIED ELECTRONICS -- 0.2%
   2,175    Knowles Electronics Inc.,
              13.125% 10/15/09(a).........................................       1,675
                                                                             ---------
            DIVERSIFIED MANUFACTURING -- 1.1%
   1,535    Dresser, Inc.,
              9.375% 04/15/11(a)..........................................       1,512
   2,320    National Waterworks Inc.,
              10.500% 12/01/12@...........................................       2,505
   2,540    Neenah Foundry Company, Series B,
              11.125% 05/01/07............................................         978
   1,205    Neenah Foundry Company, Series D,
              11.125% 05/01/07............................................         464
   1,300    Neenah Foundry Company, Series F,
              11.125% 05/01/07............................................         501
   1,465    SPX Corporation,
              7.500% 01/01/13(a)..........................................       1,556
                                                                             ---------
                                                                                 7,516
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 5.7%
   2,110    AES Corporation,
              8.750% 06/15/08(a)..........................................       1,762
   4,325    AES Corporation,
              9.500% 06/01/09(a)..........................................       3,709
   1,705    AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17.............................................       1,665
   1,175    AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29.............................................       1,103
   1,866    Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09.............................................       1,922
   1,370    Calpine Corporation,
              7.750% 04/15/09.............................................         760
   4,673    Cedar Brakes II LLC,
              9.875% 09/01/13.............................................       4,065
   1,090    Consumers Energy Company,
              6.250% 09/15/06.............................................       1,104
     453    ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11.............................................         445

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  2,185    Mirant Americas Generation Inc.,
              8.300% 05/01/11.............................................   $   1,114
     410    Mirant Americas Generation LLC,
              8.500% 10/01/21.............................................         195
   1,705    Mirant Americas Generation LLC,
              9.125% 05/01/31.............................................         810
   3,795    Pacific Gas and Electric Company
              Bank Debt A,
              8.375%** 12/30/06(i)(j).....................................       3,733
  10,580    PG&E National Energy Group,
              10.375% 05/16/11(b).........................................       5,395
     245    Salton Sea Funding, Series B,
              7.370% 05/30/05.............................................         243
   4,390    Southern California Edison Company,
              8.000% 02/15/07@............................................       4,697
   2,340    TECO Energy, Inc.,
              7.000% 05/01/12.............................................       2,036
   1,410    Tiverton/Rumford Power Association,
              9.000% 07/15/18@............................................         917
     375    Westar Energy, Inc.,
              6.250% 08/15/03.............................................         379
     945    Westar Energy, Inc.,
              6.875% 08/01/04.............................................         952
   1,770    Westar Energy, Inc.,
              7.875% 05/01/07.............................................       1,872
     375    Western Resources, Inc.,
              7.125% 08/01/09(a)..........................................         353
     440    Western Resources, Inc.,
              7.650% 04/15/23.............................................         400
                                                                             ---------
                                                                                39,631
                                                                             ---------
            ELECTRICAL EQUIPMENT -- 0.3%
   1,450    Thomas & Betts Corporation,
              8.250% 01/15/04.............................................       1,450
     465    Thomas & Betts Corporation, MTN,
              6.625% 05/07/08.............................................         457
                                                                             ---------
                                                                                 1,907
                                                                             ---------
            ENERGY -- MISCELLANEOUS -- 0.1%
     900    AmeriGas Partners, LP, Series B,
              8.875% 05/20/11.............................................         954
                                                                             ---------
            EXPLORATION AND PRODUCTION -- 2.7%
   1,800    Comstock Resources, Inc.,
              11.250% 05/01/07............................................       1,926
   2,975    Continental Resources, Inc.,
              10.250% 08/01/08............................................       2,782
   2,815    Encore Acquisition Company,
              8.375% 06/15/12.............................................       2,949
   2,000    Energy Corporation of America, Series A,
              9.500% 05/15/07.............................................       1,250
   1,960    Plains Exploration and Production Company, Series B,
              8.750% 07/01/12.............................................       2,038
   1,030    Stone Energy Corporation,
              8.250% 12/15/11.............................................       1,066

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
$  1,695    Vintage Petroleum, Inc.,
              7.875% 05/15/11.............................................   $   1,712
   4,865    Vintage Petroleum, Inc.,
              8.250% 05/01/12.............................................       5,169
                                                                             ---------
                                                                                18,892
                                                                             ---------
            FINANCE -- MISCELLANEOUS -- 0.2%
   4,430    The FINOVA Group Inc.,
              7.500% 11/15/09.............................................       1,562
                                                                             ---------
            FOOD PRODUCTS -- 1.6%
   3,173    Chiquita Brands International, Inc.,
              10.560% 03/15/09............................................       3,411
   1,010    Dole Food Company, Inc.,
              8.750% 07/15/13.............................................       1,050
   4,195    Swift & Company,
              10.125% 10/01/09@...........................................       4,153
   2,525    Swift & Company,
              12.500% 01/01/10@...........................................       2,484
                                                                             ---------
                                                                                11,098
                                                                             ---------
            HEALTH SERVICES -- 2.9%
   2,870    Ameripath, Inc.,
              10.500% 04/01/13@...........................................       2,956
   5,345    Express Scripts, Inc.,
              9.625% 06/15/09.............................................       5,852
     285    Fountain View Inc., Series B,
              11.250% 04/15/08(b).........................................         237
     210    Harborside Healthcare,
              (0.000)% due 08/01/07
              12.000% beginning 08/01/04(i)...............................         110
   2,355    HCA Inc.,
              8.360% 04/15/24.............................................       2,556
   3,155    HCA Inc.,
              7.500% 11/15/95.............................................       2,950
   2,510    HEALTHSOUTH Corporation,
              6.875% 06/15/05(a)..........................................       1,180
     980    Manor Care, Inc.,
              7.500% 06/15/06.............................................       1,015
   2,480    Manor Care, Inc.,
              8.000% 03/01/08.............................................       2,604
     775    Team Health Inc., Series B,
              12.000% 03/15/09............................................         791
                                                                             ---------
                                                                                20,251
                                                                             ---------
            HEAVY MACHINERY -- 0.8%
   2,920    Cummins Inc.,
              6.450% 03/01/05.............................................       2,935
     241    Thermadyne Bank Debt Funded Revolver,
              4.060%** 05/22/04(j)........................................         202
   1,488    Thermadyne Bank Debt Term A,
              4.060%** 05/22/04(j)........................................       1,247
     843    Thermadyne Bank Debt Term B,
              4.310%** 05/22/05(j)........................................         706

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            HEAVY MACHINERY -- (CONTINUED)
$    843    Thermadyne Bank Debt Term C,
              4.560%** 05/22/05(j)........................................   $     706
      65    Thermadyne Manufacturing LLC,
              9.875% 06/01/08(b)..........................................           7
                                                                             ---------
                                                                                 5,803
                                                                             ---------
            HOUSEHOLD PRODUCTS -- 0.3%
   3,400    Foamex L.P.,
              10.750% 04/01/09............................................       2,244
                                                                             ---------
            INSURANCE -- 0.2%
   9,500    Lumbermens Mutual Casualty,
              9.150% 07/01/26(+)..........................................         998
   4,600    Lumbermens Mutual Casualty,
              8.450% 12/01/97@............................................         483
                                                                             ---------
                                                                                 1,481
                                                                             ---------
            LODGING AND RECREATION -- 3.6%
   1,320    AMC Entertainment Inc.,
              9.500% 03/15/09(a)..........................................       1,317
     330    AMC Entertainment Inc.,
              9.875% 02/01/12.............................................         329
     700    Bally Total Fitness Holding Corporation, Series D,
              9.875% 10/15/07(a)..........................................         602
   1,060    Hilton Hotels Corporation,
              7.625% 05/15/08.............................................       1,084
     395    Hilton Hotels Corporation,
              8.250% 02/15/11(a)..........................................         408
     210    Hilton Hotels Corporation,
              7.500% 12/15/17.............................................         196
   3,230    ITT Corporation,
              7.375% 11/15/15.............................................       2,988
   1,015    ITT Corporation,
              7.750% 11/15/25.............................................         934
   1,085    Jacobs Entertainment Corporation,
              11.875% 02/01/09(a).........................................       1,128
     720    Mandalay Resort Group,
              9.500% 08/01/08(a)..........................................         788
   4,545    Park Place Entertainment Corporation,
              8.875% 09/15/08.............................................       4,828
   1,600    Park Place Entertainment Corporation,
              8.125% 05/15/11(a)..........................................       1,652
   1,420    Prime Hospitality Corporation, Series B,
              8.375% 05/01/12.............................................       1,257
     494    United Artists Theatre Circuit Inc., Series 1995-A,
              9.300% 07/01/15(i)..........................................         464
     590    Vail Resorts, Inc.,
              8.750% 05/15/09.............................................         608
   2,150    Vail Resorts, Inc.,
              8.750% 05/15/09.............................................       2,215
   3,495    Venetian Casino Resort LLC,
              11.000% 06/15/10(a).........................................       3,657
     700    Wheeling Island Gaming Inc.,
              10.125% 12/15/09............................................         693
                                                                             ---------
                                                                                25,148
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 1.6%
$  3,500    Alaris Medical Systems, Inc.,
              9.750% 12/01/06(a)..........................................   $   3,605
   2,939    DJ Orthopedics LLC,
              12.625% 06/15/09............................................       2,954
   2,315    Fisher Scientific International,
              8.125% 05/01/12@............................................       2,465
   1,803    Per-Se Technologies, Inc., Series B,
              9.500% 02/15/05.............................................       1,803
                                                                             ---------
                                                                                10,827
                                                                             ---------
            METALS AND MINING -- 0.8%
   1,960    Commonwealth Industries, Inc.,
              10.750% 10/01/06............................................       1,970
     245    Ormet Corporation,
              11.000% 08/15/08@...........................................          86
   4,125    UCAR Finance Inc.,
              10.250% 02/15/12............................................       3,671
                                                                             ---------
                                                                                 5,727
                                                                             ---------
            NATURAL GAS DISTRIBUTION -- 0.5%
   2,130    Colorado Interstate Gas Company,
              10.000% 06/15/05............................................       2,242
   1,000    Ferrellgas Partners LP,
              8.750% 06/15/12.............................................       1,045
                                                                             ---------
                                                                                 3,287
                                                                             ---------
            NATURAL GAS PIPELINES -- 5.8%
     590    ANR Pipeline, Inc.,
              8.875% 03/15/10@............................................         625
   3,380    ANR Pipeline, Inc.,
              9.625% 11/01/21.............................................       3,634
     765    ANR Pipeline, Inc.,
              7.000% 06/01/25.............................................         765
   5,000    EL Paso Corporation,
              9.750%** 03/12/05...........................................       4,949
     230    El Paso Corporation, MTN,
              6.950% 12/15/07(a)..........................................         193
   1,600    El Paso Corporation, MTN,
              7.800% 08/01/31.............................................       1,144
   2,075    EL Paso Energy Partners,
              10.625% 12/01/12@(a)........................................       2,293
   2,750    EL Paso Energy Partners, Series B,
              8.500% 06/01/11(a)..........................................       2,805
   5,370    Northwest Pipelines Corporation,
              7.125% 12/01/25.............................................       4,859
   2,660    Southern Natural Gas Company,
              8.875% 03/15/10@............................................       2,806
   1,315    Southern Natural Gas Company,
              7.350% 02/15/31.............................................       1,210
   4,105    Tennessee Gas Pipeline Company,
              8.375% 06/15/32.............................................       3,838
   1,430    Tennessee Gas Pipeline Company,
              7.625% 04/01/37.............................................       1,230
     450    Texas Gas Transmission Corporation,
              8.625% 04/01/04.............................................         466
   1,525    Texas Gas Transmission Corporation,
              7.250% 07/15/27.............................................       1,388

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- (CONTINUED)
$  5,005    Transcontinental Gas Pipe Line Corporation,
              7.250% 12/01/26.............................................   $   4,505
   3,225    Transcontinental Gas Pipe Line Corporation, Series B,
              8.875% 07/15/12.............................................       3,419
                                                                             ---------
                                                                                40,129
                                                                             ---------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.1%
   3,105    Avaya Inc.,
              11.125% 04/01/09(a).........................................       3,167
   3,125    IPC Acquisition Corporation,
              11.500% 12/15/09............................................       3,031
   5,025    Lucent Technologies Inc.,
              7.250% 07/15/06(a)..........................................       4,423
     805    Lucent Technologies Inc.,
              6.500% 01/15/28.............................................         515
   5,180    Lucent Technologies Inc.,
              6.450% 03/15/29.............................................       3,315
                                                                             ---------
                                                                                14,451
                                                                             ---------
            OILFIELD SERVICES -- 1.0%
   1,640    Grant Prideco, Inc., Series B,
              9.625% 12/01/07.............................................       1,784
   2,255    Halliburton Company,
              8.750% 02/15/21.............................................       2,344
     820    Parker Drilling Company, Series B,
              10.125% 11/15/09(a).........................................         861
   1,620    Parker Drilling Company, Series D,
              9.750% 11/15/06(a)..........................................       1,661
                                                                             ---------
                                                                                 6,650
                                                                             ---------
            PACKAGING AND CONTAINERS -- 1.2%
   1,790    Owens Corning Bank Debt,
              6.250% 06/26/03(b)(j).......................................       1,155
   1,250    Owens-Brockway Glass Containers, Inc.
              8.750% 11/15/12@(a).........................................       1,286
   3,675    Owens-Brockway Glass Containers, Inc.,
              8.875% 02/15/09.............................................       3,794
   2,605    Owens-Illinois, Inc.,
              7.800% 05/15/18.............................................       2,162
                                                                             ---------
                                                                                 8,397
                                                                             ---------
            PAPER AND FOREST PRODUCTS -- 2.5%
   4,165    Fort James Corporation,
              6.625% 09/15/04.............................................       4,187
   2,820    Georgia-Pacific Corporation,
              8.875% 02/01/10@............................................       2,926
   1,190    Georgia-Pacific Corporation,
              9.375% 02/01/13@............................................       1,255
   1,210    Georgia-Pacific Corporation,
              9.875% 11/01/21.............................................       1,095
   4,330    Georgia-Pacific Corporation,
              9.625% 03/15/22.............................................       3,810
   2,280    Georgia-Pacific Corporation,
              9.500% 05/15/22(a)..........................................       2,006

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
$  1,395    Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................   $   1,276
   1,170    Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................       1,071
                                                                             ---------
                                                                                17,626
                                                                             ---------
            PHARMACEUTICALS -- 0.7%
   4,690    Caremark Rx, Inc.,
              7.375% 10/01/06.............................................       4,854
                                                                             ---------
            PUBLISHING AND ADVERTISING -- 3.5%
   4,455    American Color Graphics,
              12.750% 08/01/05(a).........................................       4,410
     995    Dex Media East LLC,
              9.875% 11/15/09@............................................       1,122
   1,180    Dex Media East LLC,
              12.125% 11/15/12@...........................................       1,375
   4,175    Garden State Newspapers, Inc., Series B,
              8.750% 10/01/09.............................................       4,279
   1,515    Houghton Mifflin Company,
              8.250% 02/01/11@............................................       1,621
   4,490    Houghton Mifflin Company,
              7.200% 03/15/11.............................................       4,716
   1,490    Houghton Mifflin Company,
              9.875% 02/01/13@(a).........................................       1,609
   1,250    Key3Media Group, Inc.,
              11.250% 06/15/11(b).........................................          19
   3,180    Moore North America Finance,
              7.875% 01/15/11@............................................       3,291
   1,335    Phoenix Color Corporation,
              10.375% 02/01/09............................................       1,188
   1,041    Ziff Davis Media Inc., Series B,
              12.000% 08/12/09(a).........................................         489
                                                                             ---------
                                                                                24,119
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
     156    Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(d)(h)(i)...................................          75
       4    Pegasus Promissory Note,
              0.000% 01/31/04(b)(h)(i)....................................           0++
                                                                             ---------
                                                                                    75
                                                                             ---------
            REAL ESTATE -- 0.9%
   2,730    CB Richard Ellis Services Inc.,
              11.250% 06/15/11............................................       2,552
     637    DR Structured Finance Corporation, Series 1994A-2,
              9.350% 08/15/19.............................................         282
     153    DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07.............................................          69
     725    DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10.............................................         355

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            REAL ESTATE -- (CONTINUED)
$    655    DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15.............................................   $     308
   1,180    DR Structured Finance Corporation, Series A-2,
              7.430% 08/15/18.............................................         519
     245    DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19.............................................         115
     932    Kmart Corporation, Series 1995K-3,
              8.540% 01/02/15(b)(c).......................................         364
     610    LNR Property Corporation,
              10.500% 01/15/09............................................         639
   1,045    LNR Property Corporation, Series B,
              9.375% 03/15/08.............................................       1,066
                                                                             ---------
                                                                                 6,269
                                                                             ---------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
     230    Crescent Real Estate Equities LP,
              7.500% 09/15/07.............................................         229
   4,470    Crescent Real Estate Equities LP,
              9.250% 04/15/09(a)..........................................       4,694
     930    Healthcare Realty Trust, Inc.,
              8.125% 05/01/11.............................................       1,013
   3,295    OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07.............................................       2,838
   1,310    Senior Housing Properties Trust,
              8.625% 01/15/12.............................................       1,349
                                                                             ---------
                                                                                10,123
                                                                             ---------
            SEMICONDUCTORS -- 0.7%
   3,000    Micron Technology Inc.,
              6.500% 09/30/05(i)(m).......................................       2,700
   2,295    ON Semiconductor Corporation,
              13.000% 05/15/08(a).........................................       2,169
                                                                             ---------
                                                                                 4,869
                                                                             ---------
            SOFTWARE -- 0.4%
   2,835    Computer Associates International, Inc., Series B,
              6.250% 04/15/03(a)..........................................       2,849
                                                                             ---------
            SPECIALTY STORES -- 1.7%
   1,425    Herbalife International, Inc.,
              11.750% 07/15/10............................................       1,535
   2,645    Remington Arms Company, Inc.,
              10.500% 02/01/11@...........................................       2,830
   2,630    The Gap, Inc.,
              5.625% 05/01/03.............................................       2,633
   4,700    The Gap, Inc.,
              6.900% 09/15/07(a)..........................................       4,854
                                                                             ---------
                                                                                11,852
                                                                             ---------
            STEEL -- 0.5%
   3,495    United States Steel LLC,
              10.750% 08/01/08............................................       3,408
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 4.4%
$  1,645    AirGate PCS, Inc.,
              (0.000)% due 10/01/09
              13.500% beginning 10/01/04..................................   $     280
   1,430    Alamosa Delaware Inc.,
              12.500% 02/01/11............................................         672
   3,180    Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05..................................         986
   1,145    COLO.COM,
              13.875% 03/15/10@(b)(h).....................................          46
     763    Globix Corporation,
              11.000% 05/01/08@(d)(i).....................................         542
     583    GT Telecom Racers Notes Trust, Series A,
              0.000%** 06/30/08(b)(i).....................................          41
     417    GT Telecom Racers Notes Trust, Series B,
              0.000%** 02/03/03(b)(i).....................................          29
     180    IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b).........................................           4
     934    Loral Cyberstar Inc.,
              10.000% 07/15/06............................................         383
   5,140    NEON Communications, Inc.,
              12.750% 08/15/08(a)(i)......................................         360
     165    Pagemart Nationwide,
              15.000% 02/01/05(b)(c)(h)(i)................................           0++
   3,535    Qwest Capital Funding, Inc.,
              5.875% 08/03/04.............................................       3,199
   1,570    Qwest Capital Funding, Inc.,
              6.250% 07/15/05.............................................       1,323
   2,920    Qwest Capital Funding, Inc.,
              7.750% 02/15/31(a)..........................................       2,044
      20    Qwest Corporation,
              7.625% 06/09/03.............................................          20
   3,380    Qwest Corporation,
              7.200% 11/01/04.............................................       3,363
     165    Qwest Corporation,
              5.625% 11/15/08.............................................         150
   1,950    Qwest Corporation,
              8.875% 03/15/12@............................................       2,077
   4,055    Qwest Corporation,
              8.875% 06/01/31.............................................       4,013
     596    Qwest Service Corporation,
              4.900%** 05/03/05(j)........................................         560
   2,029    Qwest Services Corporation,
              13.000% 12/15/07@...........................................       2,136
   3,252    Qwest Services Corporation,
              13.500% 12/15/10@(a)........................................       3,431
   2,264    Qwest Services Corporation,
              14.000% 12/15/14@...........................................       2,439
   2,145    TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09............................................       2,006
   2,705    US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04..................................         446
                                                                             ---------
                                                                                30,550
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            TOBACCO -- 0.1%
$    855    North Atlantic Trading Company, Series B,
              11.000% 06/15/04............................................   $     851
                                                                             ---------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $453,932).............................................     447,297
                                                                             ---------
            FOREIGN BONDS AND NOTES -- 12.1%
            BROADCASTING AND CABLE -- 2.3%
     785    British Sky Broadcasting Group plc,
              7.300% 10/15/06(a)..........................................         840
   1,955    British Sky Broadcasting Group plc,
              6.875% 02/23/09.............................................       2,092
   1,000    Cablevision SA,
              12.500% 03/02/49@(b)........................................         240
   2,185    Cablevision SA,
              13.750% 04/30/07(b).........................................         481
     755    Cablevision SA,
              13.750% 05/01/09(a)(b)......................................         166
   1,365    CanWest Media Inc.,
              10.625% 05/15/11(a).........................................       1,503
   2,365    Canwest Media Inc.,
              7.625% 04/15/13@............................................       2,365
   1,750    Quebecor Media Inc.,
              11.125% 07/15/11............................................       1,899
   2,340    Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06..................................       1,778
   2,595    Rogers Cable Inc.,
              11.000% 12/01/15............................................       2,737
     505    United Pan-Europe Communications N.V., Series B,
              10.875% 08/01/09(a)(b)......................................          47
   5,390    United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).........................................         499
     515    United Pan-Europe Communications N.V., Series B,
              11.500% 02/01/10(b).........................................          48
   3,795    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 02/01/10 13.750% beginning 02/01/05(b).........         237
   5,845    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 08/01/09 12.500% beginning 08/01/04(b).........         380
   1,025    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04(a)(b)............................          64
                                                                             ---------
                                                                                15,376
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 0.3%
   2,150    Acetex Corporation,
              10.875% 08/01/09(a).........................................       2,327
      65    Marsulex Inc.,
              9.625% 07/01/08.............................................          65
                                                                             ---------
                                                                                 2,392
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
$  1,080    Xerox Capital (Europe) plc,
              5.875% 05/15/04(a)..........................................   $   1,069
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
     440    AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20............................................         255
  10,200    Calpine Canada Energy Finance,
              8.500% 05/01/08(a)..........................................       5,865
                                                                             ---------
                                                                                 6,120
                                                                             ---------
            EXPLORATION AND PRODUCTION -- 0.2%
   1,520    Compton Petroleum Corporation,
              9.900% 05/15/09.............................................       1,636
                                                                             ---------
            FOOD PRODUCTS -- 0.4%
   2,960    Burns Philp Capital Property Ltd.,
              10.750% 02/15/11@...........................................       2,990
                                                                             ---------
            INSURANCE -- 0.4%
   1,450    Fairfax Financial Holdings Limited,
              7.750% 12/15/03(a)..........................................       1,356
   3,125    Fairfax Financial Holdings Limited,
              7.750% 07/15/37.............................................       1,656
                                                                             ---------
                                                                                 3,012
                                                                             ---------
            OILFIELD SERVICES -- 0.5%
     915    Baytex Energy Ltd.,
              10.500% 02/15/11............................................         977
   1,555    Petroleum Geo-Services ASA,
              6.250% 11/19/03.............................................         676
     395    Petroleum Geo-Services ASA,
              7.500% 03/31/07(a)..........................................         164
      60    Petroleum Geo-Services ASA,
              6.625% 03/30/08.............................................          25
   3,325    Petroleum Geo-Services ASA,
              7.125% 03/30/28.............................................       1,380
     230    Petroleum Geo-Services ASA,
              8.150% 07/15/29(a)..........................................          95
                                                                             ---------
                                                                                 3,317
                                                                             ---------
            PACKAGING AND CONTAINERS -- 1.0%
   1,310    Crown Cork & Seal,
              6.750% 12/15/03.............................................       1,310
   3,245    Crown Euro Holdings,
              9.500% 03/01/11@............................................       3,241
   2,710    Crown Euro Holdings,
              10.875% 03/01/13@...........................................       2,740
                                                                             ---------
                                                                                 7,291
                                                                             ---------
            PAPER AND FOREST PRODUCTS -- 1.0%
   2,795    Abitibi-Consolidated, Inc.
              8.850% 08/01/30.............................................       2,947
   3,035    Doman Industries Ltd., Class A,
              12.000% 07/01/04(b).........................................       2,914
     900    Norske Skog Canada Ltd.,
              8.625% 06/15/11.............................................         918
                                                                             ---------
                                                                                 6,779
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 1.4%
$  1,230(f) EMI Group plc,
              8.250% 05/20/08.............................................   $   1,710
   3,930    Hollinger Inc.,
              11.875% 03/01/11@...........................................       4,097
   3,800    Sun Media Corporation,
              7.625% 02/15/13@(a).........................................       3,981
                                                                             ---------
                                                                                 9,788
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
   1,315    Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              11.750% 06/15/09............................................       1,210
   2,770    Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              12.500% 06/15/12(a).........................................       2,680
     230    Sea Containers Ltd., Series B,
              10.750% 10/15/06(a).........................................         157
     880    Sea Containers Ltd., Series B,
              7.875% 02/15/08.............................................         475
   2,225    Stena AB,
              9.625% 12/01/12.............................................       2,303
                                                                             ---------
                                                                                 6,825
                                                                             ---------
            STEEL -- 0.2%
   2,094    Algoma Steel Inc.,
              11.000% 12/31/09............................................       1,591
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 2.3%
     250    360networks Inc.,
              13.000% 05/01/08(b).........................................           0++
   2,294    Call-Net Enterprises Inc.,
              10.625% 12/31/08(a).........................................       1,606
   1,230    Marconi Corporation plc,
              7.750% 09/15/10(a)..........................................         323
   3,705    Marconi Corporation plc,
              8.375% 09/15/30.............................................         973
   7,395    Millicom International Cellular SA,
              13.500% 06/01/06(a).........................................       5,102
   2,415    NII Holdings Ltd.,
              (0.000) due 11/01/09
              13.000% beginning 11/01/04..................................       1,908
     365    Nortel Networks Corporation,
              6.000% 09/01/03(a)..........................................         365
   2,600    Nortel Networks Ltd.,
              6.125% 02/15/06(a)..........................................       2,373
   1,735    Rogers Cantel Inc.,
              9.750% 06/01/16.............................................       1,822
     450    Rogers Wireless Communications Inc.,
              9.625% 05/01/11(a)..........................................         479
     688    Telesystem International Wireless Inc.,
              14.000% 12/30/03(d).........................................         640
      65    Telesystem International Wireless Inc.,
              14.000% 12/30/03@(d)........................................          60
                                                                             ---------
                                                                                15,651
                                                                             ---------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $88,119)..............................................      83,837
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 1.7%
$    737    Algoma Steel Inc.,
              1.000% 12/31/30.............................................   $     228
   1,405(e) Colt Telecom Group plc,
              2.000% 03/29/06@............................................         859
     740(e) Colt Telecom Group plc,
              2.000% 12/16/06@............................................         428
   2,410(e) Colt Telecom Group plc,
              2.000% 04/03/07@............................................       1,381
   6,110(l) Koninklijke Ahold N.V.,
              3.000% 09/30/03.............................................       2,693
   8,675    Nortel Networks Corporation,
              4.250% 09/01/08.............................................       6,375
     133    KPNQuest N.V.,
              10.000% 03/15/03 (b)(d).....................................           0++
                                                                             ---------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $11,219)..............................................      11,964
                                                                             ---------
 SHARES
---------
            PREFERRED STOCKS -- 0.8%
            BROADCASTING AND CABLE -- 0.3%
  54,535    MediaOne Financing Trust!!....................................       1,390
   7,900    Paxon Communications Corporation!!(d).........................         620
                                                                             ---------
                                                                                 2,010
                                                                             ---------
            PUBLISHING AND ADVERTISING -- 0.0%+
     328    Ziff Davis Holdings Inc., Series E-1!!(h).....................           0++
                                                                             ---------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
  23,400    Sovereign REIT, Series A++(+).................................       3,088
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 0.1%
  30,035    NEON Communications, Inc.!!(h)(i).............................         338
  13,850    Rural Cellular Corporation, Series B!!(d).....................         471
                                                                             ---------
                                                                                   809
                                                                             ---------
            TOTAL PREFERRED STOCKS
              (Cost $5,555)...............................................       5,907
                                                                             ---------
            WARRANTS -- 0.0%+
   1,145    COLO.COM
              Expire 03/15/10!!@..........................................           0++
   5,803    Harborside Healthcare Corporation
              Expire 08/01/09!!(i)........................................           0++
   1,663    ICO Global Communications
              Expire 5/16/06!!(i).........................................           0++
   7,783    Loral Space & Communications
              Expire 1/15/07!!(i).........................................           0++
 180,266    NEON Communications, Inc.
              Expire 12/02/12!!(h)(i).....................................           2
 150,231    NEON Communications, Inc., Class A
              Expire 12/02/12!!(h)(i).....................................           1

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            WARRANTS -- (CONTINUED)
   1,365    Ono Finance plc
              Expire 03/16/11!!@(i).......................................   $       0++
     180    UbiquiTel Inc.
              Expire 04/15/10!!@(i).......................................           0++
  60,280    Ziff Davis Holdings Inc.
              Expire 08/12/12!!(i)........................................           1
                                                                             ---------
            TOTAL WARRANTS
              (Cost $223).................................................           4
                                                                             ---------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 27.2%
              (Cost $188,954)
 188,954    Nations Cash Reserves, Capital Class Shares#..................     188,954
                                                                             ---------

                                                                               VALUE
                                                                               (000)
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $800,446*)..................................     114.0%  $ 792,726
                                                                             ---------
            OTHER ASSETS AND LIABILITIES (NET)..................     (14.0)%
            Foreign cash (cost $120)......................................   $     121
            Unrealized appreciation on forward foreign exchange
              contracts...................................................           2
            Receivable for investment securities sold.....................       2,852
            Dividends receivable..........................................         102
            Interest receivable...........................................      13,242
            Collateral on securities loaned...............................    (103,458)
            Investment advisory fee payable...............................        (307)
            Administration fee payable....................................         (28)
            Due to custodian..............................................        (666)
            Payable for investment securities purchased...................      (8,864)
            Accrued Trustees' fees and expenses...........................         (29)
            Accrued expenses and other liabilities........................         (43)
                                                                             ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (97,076)
                                                                             ---------
            NET ASSETS..........................................     100.0%  $ 695,650
                                                                             =========

---------------
 * Federal Income Tax Information: Net unrealized depreciation of
   $10,085 on investment securities was comprised of gross appreciation of $33,898 and depreciation of $43,983 for federal income tax purposes. At March 31, 2003, the aggregate cost for federal income tax purposes was $802,874.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $103,458.

 ##All or a portion of security segregated as collateral for TBA.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $96,198 and $95,398, respectively.

 (b)
   Issue in default.

 (c)
   Issuer in bankruptcy.

 (d)
   PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

 (e)
   Principal amount denominated in Euro.

 (f)
   Principal amount denominated in British Pounds.

 (h)
   Fair valued security.

 (i)
   Restricted security.

 (j)
   Loan participation agreement.

 (l)
   Principal amount denominated in Netherlands Guilder.

 (m)
   TBA -- Securities purchased on a forward commitment basis.

ABBREVIATIONS:

MTN    --   Medium Term Note
AMBAC  --   American Municipal Bond Assurance Corporation

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2003

                                                               INTERMEDIATE        HIGH YIELD
                                                                   BOND               BOND
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       26,232     $       44,337
Dividends (Net of foreign withholding taxes of $0 and $15,
  respectively).............................................              --                840
Dividend income from affiliated funds.......................             816                605
Securities lending..........................................             129                152
                                                              --------------     --------------
    Total investment income.................................          27,177             45,934
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           2,579              2,433
Administration fee..........................................             322                221
Custodian fees..............................................              48                 34
Legal and audit fees........................................              43                 50
Trustees' fees and expenses.................................              16                 15
Interest expense............................................              --*                --
Other.......................................................               2                 --
                                                              --------------     --------------
    Total expenses..........................................           3,010              2,753
Fees reduced by credits allowed by the custodian............              (1)                (3)
                                                              --------------     --------------
    Net expenses............................................           3,009              2,750
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          24,168             43,184
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................             847             (3,449)
  Swap contracts............................................             664                 --
  Futures...................................................          10,339                 --
  Written options...........................................            (499)                --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................              --               (235)
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          11,351             (3,684)
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................          28,874              1,830
  Swap contracts............................................             (90)                --
  Written options...........................................              13                 --
  Futures...................................................           1,127                 --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................              --                 (5)
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          29,924              1,825
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......          41,275             (1,859)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       65,443     $       41,325
                                                              ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                INTERMEDIATE BOND                     HIGH YIELD BOND
                                                                 MASTER PORTFOLIO                    MASTER PORTFOLIO
                                                         --------------------------------    ---------------------------------
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            3/31/03           3/31/02           3/31/03            3/31/02
                                                         ---------------------------------------------------------------------
(IN THOUSANDS)
Net investment income................................    $       24,168    $        9,425    $       43,184     $       19,084
Net realized gain/(loss) on investments..............            11,351               (73)           (3,684)             1,272
Net change in unrealized
  appreciation/(depreciation) of investments.........            29,924            (5,575)            1,825             (7,021)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations....................................            65,443             3,777            41,325             13,335
Contributions........................................           745,976           314,639           559,715            356,998
Withdrawals..........................................          (382,040)         (100,895)         (231,598)          (139,663)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets................           429,379           217,521           369,442            230,670
NET ASSETS:
Beginning of year....................................           355,834           138,313           326,208             95,538
                                                         --------------    --------------    --------------     --------------
End of year..........................................    $      785,213    $      355,834    $      695,650     $      326,208
                                                         ==============    ==============    ==============     ==============


  FINANCIAL HIGHLIGHTS


                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                               RATIO OF       RATIO OF NET                      RATIO OF
                                                              OPERATING        INVESTMENT                       OPERATING
                                                               EXPENSES      INCOME/(LOSS)      PORTFOLIO      EXPENSES TO
                                                    TOTAL     TO AVERAGE       TO AVERAGE       TURNOVER         AVERAGE
                                                   RETURN     NET ASSETS       NET ASSETS         RATE         NET ASSETS
                                                   -------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2003.............................   10.85%       0.47%(c)(d)       3.74%           122%           0.47%(c)
Year ended 3/31/2002.............................    4.33     0.49(c)(d)          5.24             228         0.49(c)
Year ended 3/31/2001.............................      --@    0.45(c)             6.61             118         0.46(c)
Period ended 3/31/2000...........................      --@       0.54+            6.10+             90            0.55+
Period ended 5/14/1999(a)........................      --@       0.38+            5.61+             19            0.42+
Year ended 2/28/1999(a)..........................      --@       0.35             5.69             137            0.45
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2003.............................    6.47%       0.62%(c)         9.76%             50%           0.62%(c)
Year ended 3/31/2002.............................    6.33     0.65(c)(d)          9.93              64         0.65(c)
Year ended 3/31/2001.............................      --+       0.71            11.14              63            0.72
Period ended 3/31/2000(b)........................      --@       2.82+            5.16+             26            2.86+

---------------

 + Annualized.

(a)Represents financial information for the Pacific Horizon Intermediate Bond Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b)High Yield Bond Master Portfolio commenced operations on February 14, 2000.

(c)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

 @ Total return not required for periods indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2003, the Master Trust offered ten separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Fund invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The following investors were invested in the Master Portfolios at March 31, 2003:

Intermediate Bond Master Portfolio:
  Nations Intermediate Bond Fund............................  95.8%
  Nations Intermediate Bond Fund (Offshore).................   4.2%
High Yield Bond Master Portfolio:
  Nations High Yield Bond Fund..............................  95.0%
  Nations High Yield Bond Fund (Offshore)...................   5.0%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

NATIONS MASTER INVESTMENT TRUST

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security for an exercise price higher than its then current market value, resulting in potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a

NATIONS MASTER INVESTMENT TRUST
security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Master Portfolios with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in interest income or interest expense. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, the elements of market risk in excess of the related amounts recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Loan Participations: The High Yield Master Portfolio may invest in Loan Participations. When the Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master

NATIONS MASTER INVESTMENT TRUST

Portfolio and the Borrower ("Intermediate Participants"). The Master Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Prior to January 1, 2003, the Master Trust entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL RATE
                                                              -----------
Intermediate Bond Master Portfolio..........................     0.40%
High Yield Bond Master Portfolio............................     0.55%

Prior to January 1, 2003, The Master Trust had, on behalf of the Intermediate Bond Master Portfolio, entered into a sub-advisory agreement with BACAP, a wholly-owned subsidiary of Bank of America, pursuant to which BACAP was entitled to receive a sub-advisory fee at the maximum annual rate of 0.15% of the Master Portfolio's average daily net assets.

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% of the Master Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Master Portfolio's average daily net assets over $200 million.

Prior to January 1, 2003, BACAP Distributors, LLC (BACAP Distributors) (formerly BA Advisors) serves as sole administrator of the Master Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of the Master Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.05% (annualized) of each Master Portfolio's average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, BA Advisors earned 0.05% (annualized) of each Master Portfolio's average daily net assets for its administration services.

NATIONS MASTER INVESTMENT TRUST

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2003, expenses of the Master Portfolios were reduced by $3,249 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company in the Nations Funds family. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statement of net assets. The Master Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $161,947     $178,121
High Yield Bond Master Portfolio............................   511,709      196,967

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $584,873     $550,235
High Yield Master Portfolio.................................        --        3,932

4.  FUTURES CONTRACTS

At March 31, 2003, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
90 Day Euro Futures (long position) expiring June 2003(a)...     362          $  89,418          $  89,459          $  41
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................     362             88,278             88,355             77
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      10              1,135              1,135             --
U.S. 2 year Treasury Note Future (long position) expiring
  June 2003(a)..............................................     139             29,901             29,959             58
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................     709             81,387             81,446             59
90 Day Euro Futures (short position) expiring June
  2003(a)...................................................    (724)          (178,375)          (178,511)          (136)
U.S. 20 year Treasury Bond Futures (short position) expiring
  June 2003(a)..............................................     (10)            (1,124)            (1,128)            (4)
                                                                                                                    -----
  Total net unrealized appreciation.........................                                                        $  95
                                                                                                                    =====

---------------

(a)Securities have been segregated as collateral for the Master Portfolio's open futures contracts.

NATIONS MASTER INVESTMENT TRUST

5.  WRITTEN OPTIONS

Written options for the Intermediate Bond Master Portfolio year ended March 31, 2003 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2002...............................      --        $   --
Contracts opened............................................     200         2,175
Contracts closed............................................     (82)         (967)
Contracts expired...........................................     (82)         (978)
                                                                 ---        ------
Outstanding at March 31, 2003...............................      36        $  230
                                                                 ===        ======

6.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2003, the High Yield Bond Master Portfolio had the following forward foreign currency contract outstanding:

                                                                      VALUE OF         VALUE OF                      UNREALIZED
                                                                      CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                                                    WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
                                                        LOCAL     (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                            CURRENCY        (000)            (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACT TO SELL:
Expiring September 10, 2003..........................    Euro           (377)           $(411)         $(409)            $2
                                                                                                                         ==

7.  SWAP CONTRACTS

At March 31, 2003, the Intermediate Bond Master Portfolio had the following swap contract outstanding:

                                                                                                                     UNREALIZED
                                            NOTIONAL                                        PAYMENTS               APPRECIATION/
                                             AMOUNT         PAYMENTS MADE                  RECEIVED BY             (DEPRECIATION)
DESCRIPTION                                  (000)           BY THE FUND                    THE FUND                   (000)
---------------------------------------------------------------------------------------------------------------------------------
Contract with Lehman Brothers, effective
  October 16, 2002, expiring November 1,                    1-month LIBOR                  Lehman U.S.
  2003(a).................................  $ 4,000            +0.90%               Credit Total Return Index           $(39)
Contract with Lehman Brothers, effective
  November 1, 2002, expiring November 1,                    1-month LIBOR               Lehman Baa Total
  2003(a).................................    8,000            +0.90%                     Return Index                   (58)
Contract with Morgan Stanley, effective
  February 28, 2003, expiring May 30,                   Lehman CMBS Aaa Index         Lehman CMBS Aaa Index
  2003(a).................................   16,100     Floating Total Return          Fixed Total Return                 (8)
                                                        Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                [Current floating rate
  March 31, 2003, expiring June 30,                     minus prior floating          Lehman CMBS Aaa Index
  2003(a).................................    9,097        rate] x factor]              Spread plus 0.30%                 15
                                                                                                                        ----
Total unrealized depreciation.............                                                                              $(90)
                                                                                                                        ====

---------------

 (a)
   Fair value.

8.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS MASTER INVESTMENT TRUST

The Master Portfolios had no borrowings outstanding at March 31,2003. During the year ended March 31, 2003, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Intermediate Bond Master Portfolio..........................      $ 2           2.30%

---------------

 *The average amount outstanding was based on daily balances in the period.

9.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2003, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF      MARKET VALUE
                                                              LOANED SECURITIES     OF COLLATERAL
                                                                    (000)               (000)
                                                              -----------------------------------
Intermediate Bond Master Portfolio..........................       $186,604           $191,976
High Yield Bond Master Portfolio............................         95,398            103,458

10.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Master Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. No Master Portfolio will invest more than 10% of the value of its net assets in securities that are considered illiquid.

NATIONS MASTER INVESTMENT TRUST

The following securities are considered restricted as to resale at March 31, 2003 for the High Yield Bond Master Portfolio.

                                                                              PRINCIPAL             MARKET
                                                                               AMOUNT/               VALUE    PERCENTAGE
                                                             ACQUISITION       SHARES      COST     3/31/03     OF NET
SECURITY                                                        DATE            (000)      (000)     (000)      ASSETS
------------------------------------------------------------------------------------------------------------------------
Ermis Maritime Holdings Ltd., 12.500% due
  12/31/04(b)(c)........................................      02/22/01            156     $   144   $    75      0.0%*
Globix Corporation, 11.000% due 05/01/08(c)(d)..........      10/14/02            763         763       542      0.1
Globix Corporation(h)(b)................................      10/14/02             89           0       100      0.0*
GT Telecom Racers Notes Trust, Series B, 0.00% due
  02/03/03(a)(e)........................................  01/12/01-01/31/02       417         276        29      0.0*
GT Telecom Racers Notes Trust, Series A, 0.00% due
  06/30/08(a)(e)........................................  01/12/01-01/31/02       583         313        41      0.0*
Harborside Healthcare Corporation, 0.000% due 08/01/07
  12.000% beginning 08/01/04............................      10/25/01            210         113       110      0.0*
Harborside Healthcare Corporation Warrants(h)...........      05/09/01              6           9         0**    0.0*
ICO Global Communications Warrants(h)...................      11/07/00              2           0         0**    0.0*
ICO Global Communications Holdings LTD.(h)..............      01/11/02              7          61         8      0.0*
Loral Space & Communications Warrants(h)................      01/02/02              8           0         0**    0.0*
Micron Technology Inc. 6.500% due 09/30/05..............  02/18/02-03/24/03     3,000       2,584     2,700      0.4
NEON Communications, Inc. 12.750% due 08/15/08..........  07/18/01-03/12/03     5,140         944       360      0.1
NEON Communications, Inc.(b)(h).........................      12/04/02             30         338       338      0.0*
NEON Communications, Inc. Warrants(b)(h)................      01/03/03            180           0         2      0.0*
NEON Communications, Inc. Warrants, Class A(b)(h).......      12/04/02            150           0         1      0.0*
NII Holdings, Inc. Class B(h)...........................      11/13/02            214       1,802     5,491      0.8
Ono Finance plc Warrants(d)(h)..........................      07/17/01              1         181         0**    0.0*
Owens Corning Bank Debt, 6.250% due 06/26/03 (a)(f).....  08/22/01-06/04/02     1,790       1,205     1,155      0.2
Pagemart Nationwide, 15.000% due 02/01/05 (a)(b)(g).....      03/01/02            165         161         0      0.0*
Pacific Gas and Electric Company Bank Debt A, 8.375% due
  12/30/06(e)(f)........................................  01/29/02-02/08/02     3,795       3,742     3,733      0.5
Pegasus Promissory Note(a)(b)...........................      08/24/01              4         0**         0**    0.0*
Qwest Service Corporation, 4.900% due 05/03/05(e)(f)....      01/24/03            596         504       560      0.1
Thermadyne Holding Corporation:
  Bank Debt Funded Revolver, 4.060% due
    05/22/04(e)(f)......................................      07/10/01            241         222       202      0.0*
  Bank Debt Term A, 4.060% due 05/22/04(e)(f)...........      07/10/01          1,488       1,359     1,247      0.2
  Bank Debt Term B, 4.310% due 05/22/05(e)(f)...........      01/28/02            843         762       706      0.1
  Bank Debt Term C, 4.560% due 05/22/05 (e)(f)..........      01/28/02            843         753       706      0.1
UbiquiTel Inc. Warrants(d)(h)...........................  07/03/00-07/10/00       180          10         0**    0.0*
United Artists Theatre Circuit Inc., Series 1995-A
  9.300% due 07/01/15...................................  11/28/00-04/23/01       494         357       464      0.1
Xerox Bank Debt Funded Revolver, 5.840% due
  04/30/05 (e)(f).......................................      01/17/02            443         430       411      0.1
Xerox Bank Debt Fund Term Loan A, 5.890% due
  10/22/02(e)(f)........................................      01/17/02            390         379       375      0.0*
Xerox Bank Debt Fund Term Loan B, 5.300% due
  10/22/02 (e)(f).......................................      01/17/02            149         145       146      0.0*
Ziff Davis Holdings Inc. Warrants(h)....................      08/15/02             60           0         1      0.0*
                                                                                          -------   -------      ---
TOTAL...................................................                                  $17,557   $19,503     2.8%
                                                                                          =======   =======      ===

---------------

 * Amount represents less than 0.1%.

 **Amount represents less than $500.

(a)Issue in default.

(b)Fair valued security.

(c)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(d)Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 (f)
   Loan participation agreement.

(g)Issuer in bankruptcy.

(h)Non-income producing security.

NATIONS MASTER INVESTMENT TRUST

11.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2003, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER:                                                     COMMITMENT
------------------------------------------------------------------------
Xerox Corporation...........................................     $ 10
Owens Corning, Inc. ........................................      109
Thermadyne Manufacturing, LLC...............................        5

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee          Indefinite term;        Senior Managing Director              81
Age: 59                                  Trustee since 1999      of The Succession Fund (a
                                                                 company formed to advise
                                                                 and buy family owned
                                                                 companies) from 1998
                                                                 through April 2001.
William H. Grigg        Trustee          Indefinite term;        Retired; Chairman Emeritus            85
Age: 70                                  Trustee since 1991      since July 1997, Chairman
                                                                 and Chief Executive
                                                                 Officer through July
                                                                 1997 -- Duke Power Co.
Thomas F. Keller        Trustee          Indefinite term;        R.J. Reynolds Industries              85
Age: 71                                  Trustee since 1991      Professor of Business
                                                                 Administration, Fuqua
                                                                 School of Business, Duke
                                                                 University, since July
                                                                 1974; Dean, Fuqua School
                                                                 of Business Europe, Duke
                                                                 University, July 1999
                                                                 through June 2001
Carl E. Mundy, Jr.      Trustee          Indefinite term;        President and Chief                   81
Age: 67                                  Trustee since 1996      Executive Officer -- USO
                                                                 from May 1996 to May 2000;
                                                                 Commandant -- United
                                                                 States Marine Corps from
                                                                 July 1991 to July 1995;
                                                                 Member, Board of Advisors
                                                                 to the Comptroller General
                                                                 of the United States;
                                                                 Chairman, Board of
                                                                 Trustees, Marine Corps
                                                                 University Foundation
Dr. Cornelius J.        Trustee          Indefinite term;        Retired; President,                   81
Pings                                    Trustee since 1999      Association of American
Age: 74                                                          Universities through June
                                                                 1998


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael  Director -- Cobra Electronics
Age: 59                Corporation (electronic equipment
                       manufacturer), Opta Food
                       Ingredients, Inc. (food ingredients
                       manufacturer) and Golden Rule
                       Insurance Company since May, 1994;
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies).
William H. Grigg       Director, The Shaw Group, Inc.; and
Age: 70                Director and Vice Chairman, Aegis
                       Insurance Services, Ltd. (a mutual
                       fund insurance company in Bermuda);
                       Trustee, Nations Funds Family (6
                       other registered investment
                       companies)
Thomas F. Keller       Director, Wendy's International,
Age: 71                Inc. (restaurant operating and
                       franchising); Director, Dimon, Inc.
                       (tobacco); and Director, Biogen,
                       Inc. (pharmaceutical
                       biotechnology); Trustee, Nations
                       Funds Family (6 other registered
                       investment companies)

Carl E. Mundy, Jr.     Director -- Schering-Plough
Age: 67                (pharmaceuticals and health care
                       products); General Dynamics
                       Corporation (defense systems);
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies)

Dr. Cornelius J.       Director, Farmers Group, Inc.
Pings                  (insurance company); Trustee,
Age: 74                Nations Funds Family (2 other
                       registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
A. Max Walker           Trustee and      Indefinite term;        Independent Financial                 85
Age: 80                 Chairman of      Trustee since           Consultant
                        the Board        inception
Charles B. Walker       Trustee          Indefinite term;        Vice Chairman and Chief               81
Age: 64                                  Trustee since 1985      Financial Officer --
                                                                 Albemarle Corporation
                                                                 (chemical manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee          Indefinite term;        Director, President and               81
Age: 65                                  Trustee since 1985      Treasurer, Saunders &
                                                                 Benson, Inc. (insurance)
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               81
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
James B. Sommers        Trustee          Indefinite term;        Retired                               81
Age: 63                                  Trustee since 1997
Thomas S. Word, Jr.     Trustee          Indefinite term;        Partner -- McGuire, Woods,            81
Age: 64                                  Trustee since 1985      Battle & Boothe LLP (law
                                                                 firm)


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
A. Max Walker          Chairman and Trustee, Nations Funds
Age: 80                Family (6 other registered
                       investment companies)
Charles B. Walker      Director -- Ethyl Corporation
Age: 64                (chemical manufacturing); Trustee,
                       Nations Funds Family (2 other
                       registered investment companies)
INTERESTED TRUSTEES(1
Edmund L. Benson, III  Director, Insurance Managers Inc.
Age: 65                (insurance); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)
Robert H. Gordon       Director, BACAP; Co- Chairman of
Age: 41                the Board, BACAP; and Trustee,
                       Nations Fund Family (2 other
                       registered investment companies)

James B. Sommers       Chairman -- Central Piedmont
Age: 63                Community College Foundation;
                       Director, Board of Commissioners,
                       Charlotte/Mecklenberg Hospital
                       Authority; Trustee, Central
                       Piedmont Community College, Mint
                       Museum of Art; Trustee, Nations
                       Funds Family (2 other registered
                       investment companies)
Thomas S. Word, Jr.    Director -- Vaughan-Bassett
Age: 64                Furniture Company, Inc.
                       (furniture); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               N/A
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
Edward D. Bedard        Chief            Indefinite term;        Chief Financial Officer of            N/A
Age: 44                 Financial        Chief Financial         the Trust, NMIT and NSAT
                        Officer          Officer since 2003      since Jan. 2003; Treasurer
                                                                 of the Trust, NMIT and
                                                                 NSAT since Oct. 2002;
                                                                 Chief Financial Officer of
                                                                 Nations Government Income
                                                                 Term Trust 2003, Inc.,
                                                                 Nations Government Income
                                                                 Term Trust 2004, Inc.
                                                                 Nations Balanced Target
                                                                 Maturity Fund and Hatteras
                                                                 Income Securities, Inc.
                                                                 since March 1998.
                                                                 Director, BACAP (or its
                                                                 predecessors) since 1997;
                                                                 Senior Vice President and
                                                                 Chief Operating Officer,
                                                                 BACAP since 1996; and
                                                                 Chief Administrative
                                                                 Officer and Treasurer,
                                                                 BACAP since January 2000.
Gerald Murphy           Treasurer        Indefinite term;        Treasurer of the Trust,               N/A
Age: 42                                  Treasurer since 2003    NMIT and NSAT since Jan.
                                                                 2003; Treasurer of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1999; Senior Vice
                                                                 President, BACAP (or its
                                                                 predecessors) since 1998;
                                                                 Vice President, Citibank
                                                                 1997-December 1998.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
OFFICERS
Robert H. Gordon       N/A
Age: 41
Edward D. Bedard       N/A
Age: 44
Gerald Murphy          N/A
Age: 42

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert B. Carroll       Secretary        Indefinite term;        Secretary of the Trust,               N/A
Age: 43                                  Secretary since 2003    NMIT and NSAT since Jan.
                                                                 2003; Secretary of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1997; Associate General
                                                                 Counsel, Bank of America
                                                                 Corporation since 1999;
                                                                 Assistant General Counsel,
                                                                 Bank of America
                                                                 Corporation 1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Robert B. Carroll      N/A
Age: 43

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


FIXEDAR
(3/03)